As filed with the Securities and Exchange Commission on March 7, 2018
1933 Act Registration No. 333-122847
1940 Act Registration No. 811-21715
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933			[ X ]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	64	[ X ]

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940			[ X ]
Amendment No.	66	[ X ]

 (Check appropriate box or boxes)
___________________________________
Neuberger Berman Alternative Funds
 (Exact Name of Registrant as Specified in Charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104
 (Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:  (212) 476-8800

Robert Conti
Chief Executive Officer and President
Neuberger Berman Alternative Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104
(Name and Address of Agent for Service)

With copies to:
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
 Washington, D.C.  20006-1600
___________________________________
Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):
immediately upon filing pursuant to paragraph (b)
X	on March 7, 2018 pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
on ____________ pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
on ____________ pursuant to paragraph (a)(2)

If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:
Class A Shares, Class C Shares, Institutional Class Shares and Class R6 Shares of Neuberger Berman Multi-Style Premia Fund.

Neuberger Berman Alternative Funds

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 64 ON FORM N-1A
This Post-Effective Amendment consists of the following papers and documents.
Cover Sheet
Contents of Post-Effective Amendment No. 64 on Form N-1A
Part A – Prospectuses
Part B – Statement of Additional Information
Part C – Other Information
Signature Pages
Exhibit Index
Exhibits
This registration statement does not affect the registration of any series or any class of a series of the Registrant not included herein.

Neuberger Berman Alternative and Multi-Asset Class Funds
	Class A	Class C	Institutional Class
Neuberger Berman Multi-Style Premia Fund	NMLAX	NMLCX	NMLIX
Prospectus March 7, 2018
These securities have not been approved or disapproved by the Securities and Exchange Commission and the Commodity Futures Trading Commission, and the Securities and Exchange Commission and Commodity Futures Trading Commission have not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents
Neuberger Berman Alternative and Multi-Asset Class Funds
Fund Summary
Neuberger Berman Multi-Style Premia Fund	2
Descriptions of Certain Practices and Security Types	13
Additional Information about Principal Investment Risks	14
Information about Additional Risks	24
Management of the Fund	25
Financial Highlights	27

YOUR INVESTMENT
Choosing a Share Class	28
Maintaining Your Account	29
Share Prices	34
Privileges and Services	35
Sales Charges	35
Sales Charge Reductions and Waivers	36
Distributions and Taxes	39
Grandfathered Investors	41
Buying Shares—Grandfathered Investors	43
Selling Shares—Grandfathered Investors	44
Market Timing Policy	45
Portfolio Holdings Policy	45
Fund Structure	45
Appendix A	A-1

Fund Summary
Neuberger Berman Multi-Style Premia Fund
Class A Shares (NMLAX), Class C Shares (NMLCX), Institutional Class Shares (NMLIX)
GOAL
The Fund seeks absolute (i.e., positive) returns.
Fees and Expenses
These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. Under the Fund’s policies, you may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. Certain financial intermediaries have sales charges and/or policies and procedures regarding sales charge waivers applicable to their customers that differ from those described below. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 36 in the Fund’s prospectus, and in Appendix A to the Fund’s prospectus. Although the Fund does not impose any sales charge on Institutional Class shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in this table.
	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)[1]	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees of Fund and Subsidiary (as defined below)	0.91	0.91	0.80
Distribution and/or shareholder service (12b-1) fees	0.25	1.00	None
Total other expenses[2]	1.41	1.41	1.41
Other expenses of Fund	1.21	1.21	1.21
Other expenses of Subsidiary	0.20	0.20	0.20
Acquired fund fees and expenses[2]	0.04	0.04	0.04
Total annual operating expenses	2.61	3.36	2.25
Fee waiver and/or expense reimbursement	1.26	1.26	1.26
Total annual operating expenses after fee waiver and/or expense reimbursement[3]	1.35	2.10	0.99
[1]	For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.
[2]	“Total other expenses” and “Acquired fund fees and expenses” are based on estimated expenses for the current fiscal year; actual expenses may vary.
[3]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) of each class are limited to 1.31%, 2.06% and 0.95% of average net assets, respectively. Each of these undertakings lasts until 10/31/2021 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual
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operating expenses to exceed 1.31%, 2.06% and 0.95% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Manager incurred the expense.
For purposes of the contractual expense limitations, Operating Expenses shall be deemed to include the Operating Expenses of the Fund’s wholly owned Cayman Islands subsidiary (see the “Principal Investment Strategies” section).
Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.
	1 Year	3 Years
Class A	$705	$978
Class C (assuming redemption)	$313	$658
Class C (assuming no redemption)	$213	$658
Institutional Class	$101	$315
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance.
Principal Investment Strategies
The Fund seeks to achieve its goal by providing exposure to certain investment styles or “factors” associated with different asset classes (“Factors”). The Factors are based on the Portfolio Managers’ market views on a variety of asset classes, in an attempt to drive returns across and within such asset classes by identifying and capitalizing upon market risk premiums, inefficiencies and market trends and biases. The Portfolio Managers select Factors for each asset class based on their expectations that a particular Factor will provide a persistent source of returns with low correlation to traditional long-only equity and fixed income markets. The Factors employed by the Portfolio Managers include, but are not limited to, value, momentum, quality, income/carry, curve, low risk and volatility.
The Fund will make long investments in securities and other financial instruments that the Portfolio Managers believe have high exposure to certain Factors and short investments in securities and other financial instruments that the Portfolio Managers believe have low exposure to certain Factors. The Portfolio Managers intend to hold some offsetting long and short positions designed to reduce the Fund’s overall investment exposure and sensitivity to directional market movements. Short positions involve selling a security the Fund does not own or buying a derivative on a security in anticipation that the security’s price will decline. The Portfolio Managers employ a quantitative investment style primarily implemented through a wide-ranging approach that seeks to enhance and broaden the sources of portfolio returns using a disciplined, rules-based process.
Under normal circumstances, the Fund will invest in a variety of asset classes, including, but not limited to: (i) equity securities of companies of any market capitalization throughout the world (including non-U.S. and emerging markets), which may include common and preferred stocks, real estate investment trusts (REITs), and depositary receipts; (ii) fixed income securities; (iii) currencies; (iv) commodities and (v) interest rates. The Fund may take both long and short positions in securities of, and derivative contracts on, each of the asset classes listed above. The Fund may invest without restriction as to issuer capitalization, country, currency, maturity, duration or credit rating; however, the Fund typically will not invest in lower-rated debt securities. The Fund may also obtain investment exposure to these asset classes through investments in exchange traded funds (“ETFs”) or other investment companies, including those managed by the Manager.
The Fund will achieve its exposure to any asset class by using derivatives or holding those assets directly. The Fund may use derivatives, without limitation, and primarily may use four categories of derivatives: (i) future contracts based on securities, indices, interest rates, currencies, commodities and other assets; (ii) forward contracts on securities, indices, currencies, commodities and other assets; (iii) call and put options on securities, indices, futures contracts, interest rates, commodities and currencies; and (iv) swaps, such as total return swaps on securities or indices or interest rate swaps (including constant maturity swaps). Derivatives may be used in an effort to enhance returns; manage or adjust the risk profile of the Fund or the risk of
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individual positions; replace more traditional direct investments; obtain or reduce exposure to certain markets; establish net short or long positions; adjust the duration of fixed income securities; or alter the Fund’s exposure to markets, currencies, interest rates, sectors and issuers.
The Fund seeks to gain exposure to the commodity markets by investing, directly or indirectly, in futures contracts and/or forwards on individual commodities and other commodity-linked derivative instruments. The performance of these commodity-linked derivative instruments is expected to correspond to the performance of the commodity underlying the derivative instrument, allowing the Fund to gain investment exposure to commodities without having to invest in them directly. Although the Fund may make these investments in commodity-linked derivative instruments directly, the Fund expects to gain exposure to these investments primarily by investing in a wholly owned subsidiary of the Fund formed in the Cayman Islands (“Subsidiary”).
The Subsidiary is managed by Neuberger Berman Investment Advisers LLC and has the same investment goal as the Fund. The Subsidiary may invest without limitation in commodity-linked derivative instruments. The Subsidiary also may invest in fixed income securities, cash or cash equivalent instruments, or money market mutual funds, some of which may serve as collateral for the Subsidiary’s derivative instruments. The Fund will not invest more than 25% of the value of its total assets in the Subsidiary at the end of any quarter of its taxable year.
The Factors employed by the Fund include, but are not limited to:
Value: The Value Factor seeks to buy assets that the Portfolio Managers identify as “cheap” and sell those that the Portfolio Managers identify as “expensive,” in an effort to capture the tendency that “cheap” assets tend to outperform relatively “expensive” assets over time.
Momentum: The Momentum Factor seeks to buy assets that have performed relatively well compared to those that have underperformed in the recent past, in an effort to capture the tendency that “winners” will continue to outperform “losers” in the near future.
Quality: The Quality Factor seeks assets with strong fundamentals, in an effort to capture the tendency that such assets tend to outperform in volatile markets.
Income/Carry: The Income/Carry Factor seeks high quality assets with higher yield than those with lower yield, in an effort to capture the tendency for higher-yielding assets to provide higher total return than lower-yielding assets.
Curve: The Curve Factor seeks returns from buying futures contracts with a relative discount for future delivery and selling futures contracts with a relative premium for future delivery.
Low Risk: The Low Risk Factor aims to capture the tendency for assets with lower statistical measures of price variability to outperform assets with higher statistical measures of price variability over time.
Volatility: The Volatility Factor seeks to capture options premiums, primarily by writing put options, since the prices of options are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility. In a put writing strategy, the Fund (as the seller of the option) receives premiums from the purchaser of the option in exchange for providing the purchaser with the right to sell the underlying instrument to the Fund at a specific price (i.e., the exercise price or strike price). The Volatility Factor will also be expressed through long and short futures positions. Long futures positions will be increased based on bullish price trends, and short futures positions will be increased in response to bearish price trends.
The tendencies, trends and expectations described above are based on historical data; there is no assurance that they will play out in a similar fashion or in each instance in the future.
The Fund is non-diversified and thus may invest a greater percentage of its assets in a single issuer than a diversified fund.
The Portfolio Managers have considerable latitude in selecting the Fund’s investments and may adjust the Fund’s portfolio and overall risk profile by making tactical decisions to overweight or underweight particular asset classes or sectors based on their outlook on the global economy and markets. The Portfolio Managers may adjust the Fund’s overall exposure, including by making changes to the allocations among asset classes, and there is no requirement as to the percentage of the Fund’s assets that must be invested in any asset class.
The Fund’s use of derivative instruments and short sales will result in leverage, which amplifies the risks that are associated with these markets.
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Because the Fund will use derivative instruments to gain investment exposure to a variety of asset classes, and because these derivative instruments will not require the Fund to deposit the full notional amount (i.e., the aggregate market value of the underlying reference asset) of the investment, the Fund will invest a significant amount of its total assets in fixed income instruments, money market mutual funds and ETFs; thus its investments in derivative instruments generally will not constitute a significant amount of its total assets, even though its notional exposure may equal or exceed 100% of the Fund’s total assets, sometimes by a significant amount.
In an effort to achieve its goal, the Fund may engage in active and frequent trading.
PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the equity, fixed income, commodity and currency markets, including the related derivatives markets, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The Fund’s use of derivative instruments and short sales will result in leverage, which amplifies the risks that are associated with these markets. The markets’ behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.
The Fund’s investment program requires that the Portfolio Managers understand a variety of instruments traded in markets around the world, the relationships among those instruments and markets, and their relationship to broader political and economic events and trends. A failure to properly understand those instruments or relationships, or to identify and take into account changes in their relationship, may result in losses to the Fund.
The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including, but not limited to, the strength of economic signals, consistency of investment views, risk forecasts, the accuracy of the overall investment models, new regulation in the U.S. and other countries and the Portfolio Managers’ asset allocation decisions. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund.
The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.
The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can significantly affect the Fund’s performance:
Asset Allocation Risk. The Fund may be invested in an asset class during a period when that asset class underperforms other asset classes. An asset allocation strategy that seeks to reduce portfolio risk by simultaneously investing in non-correlated asset classes may be negatively impacted if correlations change abruptly or unexpectedly.
Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.
Commodity Regulatory Risk. The Fund is deemed a “commodity pool” and the Fund’s investment manager is considered a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act. The Fund’s investment manager is therefore subject to dual regulation by the Securities and Exchange Commission and the Commodity Futures Trading Commission. Compliance with regulations governing commodity pools may increase the Fund’s regulatory compliance costs. The regulatory requirements could change at any time and additional regulations could also be adopted, which may adversely impact the Fund, and the Fund may be compelled to consider significant changes, which could include substantially altering its principal investment strategies or, if deemed necessary, liquidating the Fund.
Commodity Risk. The Fund’s and the Subsidiary's significant investment exposure to the commodities markets and/or a particular sector of the commodities markets may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities. The commodities markets are impacted by a variety of factors, including changes in overall market movements, resource availability, commodity price volatility, speculation in the commodities markets, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities in commodities. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. To the extent the Fund focuses its investments in a particular commodity in the
5 Multi-Style Premia Fund

commodities market, the Fund will be more susceptible to risks associated with the particular commodity. No active trading market may exist for certain commodities investments. Because the Fund’s and the Subsidiary's performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of significant fluctuations in the value of the Fund’s shares.
Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able, to pay interest and/or principal when due. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.
Currency Risk. To the extent that the Fund is exposed directly or indirectly to foreign currencies, including through its investments, or invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.
Depositary Receipts Risk. Depositary receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency, and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, depositary receipts involve many of the same risks of investing directly in the underlying foreign securities.
Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.
Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price.
Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the Fund enters into non-U.S. currency forward contracts with banks, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).
Options. When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying instrument at an exercise price that may be lower than the market price of the instrument, and it gives up the opportunity to profit from a price increase in the underlying instrument above the exercise price. If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. If a call option that the Fund has
6 Multi-Style Premia Fund

written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, in the case of a covered call, that gain may be offset by a decline in the market value of the underlying instrument during the option period.
When the Fund writes a put option, it assumes the risk that it will have to purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument and the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. If the market price of the underlying instrument declines, the Fund would expect to suffer a loss. However, the premium the Fund received for writing the put should offset a portion of the decline.
If an option that the Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid and the use of those funds.
Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. Swap agreements may shift the Fund’s investment exposure from one type of investment to another.
Historically, the absence of an organized exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The swap market is changing as a result of this legislation. The use of an organized exchange or market for swap transactions may not result in swaps being easier to trade or value.
ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.
Foreign and Emerging Market Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.
Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.
Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
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Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions may adversely affect growth stocks across several sectors and industries simultaneously.
High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.
Illiquid Investments Risk. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If market interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.
Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives, short positions and securities lending may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful and the Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.
Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.
Market Direction Risk. Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions. The markets may have considerable volatility from day to day and even in intra-day trading.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Geopolitical risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.
New Fund Risk. The Fund may not be successful in implementing its investment strategy, and its investment strategy may not be successful under all future market conditions, either of which could result in the Fund being liquidated at some future time without shareholder approval and/or at a time that may not be favorable for some shareholders. New funds may not attract sufficient assets to achieve investment, trading or other efficiencies.
Non-Diversified Fund Risk. The Fund is classified as non-diversified. As such, the percentage of the Fund’s assets invested in any single issuer or a few issuers is not limited as much as it is for a Fund classified as diversified. Investing a higher percentage of its assets in any one or a few issuers could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting those issuers.
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund
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assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, including money market funds, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.
Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks.
Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.
Quantitative Investing and Other Model Risk. The Fund's investment strategies may employ quantitative algorithms and models that rely heavily on the use of proprietary and nonproprietary data, software and intellectual property that may be licensed from a variety of sources. The quality of the resulting analysis and investment selections produced by the portfolio construction process depends on a number of factors including the accuracy of voluminous data inputs into the quantitative models used in the investment process, the mathematical and analytical underpinnings of the coding, the accuracy in translating those analytics into program code, the speed that market conditions change and the successful integration of the various quantitative models in the portfolio selection process. To a significant extent, the performance of a strategy that utilizes quantitative algorithms and models will depend on the success of implementing and managing the algorithms and models that assist in selecting and/or allocating the Fund’s assets. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models may also have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could result.
Quantitative investment techniques also present the risk that errors may occur and such errors may be extremely hard to detect. In some cases, an error can go undetected for a long period of time. In many cases it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. Analytical errors, software errors, development errors and implementation errors as well as data errors are inherent risks. Quantitative investment techniques often require timely and efficient execution of transactions. Inefficient execution of trades can eliminate the ability to capture the pricing differentials that the strategy seeks to capture.
Recent Market Conditions. Some countries, including the U.S., are considering the adoption of more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Also, prices of many U.S. equity
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securities have increased substantially for the last several years, U.S. unemployment has declined and many market prognosticators reportedly expect the Fed to raise interest rates in an effort to limit inflation and/or believe the market may experience a “correction” to lower values.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes.
In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. Regulators have expressed concern that a general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities, and that such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
REITs and Other Real Estate Companies Risk. REIT and other real estate company securities are subject to risks similar to those of direct investments in real estate and the real estate industry in general, including, among other risks: general and local economic conditions; changes in interest rates; declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Regardless of where a REIT is organized or traded, its performance may be affected significantly by events in the region where its properties are located. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of net income and net realized gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The value of REIT common shares may decline when interest rates rise. REIT and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities.
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.
Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
Short Sale Risk. Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market. The Fund may not always be able to close out a short position at a favorable time or price. If the Fund covers its short sale at an unfavorable price, the cover transaction is likely to reduce or eliminate any gain, or cause a loss to the Fund. When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market
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instruments, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions). The Fund may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund's ability to pursue other opportunities as they arise.
Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments and operations. The commodity-linked derivative instruments and other investments held by the Subsidiary are similar to those that are permitted to be held by the Fund, and thus, present the same risks whether they are held by the Fund or the Subsidiary. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by Neuberger Berman Investment Advisers LLC, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. In adhering to the Fund’s investment restrictions and limitations, Neuberger Berman Investment Advisers LLC will treat the assets of the Subsidiary generally in the same manner as assets that are held directly by the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund and its shareholders.

Tax Risk. To qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”) (“RIC”), and be eligible to receive “pass-through” tax treatment, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from types of income treated as “qualifying income” under the Code. Although qualifying income does not include income derived directly from commodities, including certain commodity-linked derivative instruments, the Internal Revenue Service (“Service”) issued a large number of private letter rulings (which the Fund may not use or cite as precedent) between 2006 and 2011 concluding that income a RIC derives from a wholly owned foreign subsidiary (a “CFC”) (such as the Subsidiary) that earns income derived from commodities is qualifying income.

The policies underlying those rulings will be overturned, however, if regulations proposed in September 2016 are finalized as proposed. Under the proposed regulations, a CFC’s income that the Code requires a RIC to include in its gross income each taxable year (“Subpart F Inclusion”), which those rulings concluded was qualifying income for the RIC, will no longer be considered qualifying income, and only distributions the CFC makes to the RIC out of its earnings and profits for the applicable taxable year that are attributable to the Subpart F Inclusion (“Earnings and Profits”) will qualify. The Fund has received an opinion of counsel, which is not binding on the Service or the courts, that distributions the Fund receives out of the Subsidiary’s Earnings and Profits will constitute qualifying income. Although the Fund expects to receive annual distributions from the Subsidiary out of its Earnings and Profits, if any, each taxable year, if in one or more taxable years the Fund did not receive any such distributions (or received less than all of same) or the Service concluded that the amounts it did receive were not “distributions” for federal income tax purposes, the Fund might have difficulty in such years satisfying one of the requirements to qualify as a RIC.

Contemporaneously with publication of the proposed regulations, the Service issued a revenue procedure, which provides that the Service will not “ordinarily” issue private letter rulings on any issue relating to the treatment of a corporation as a RIC that requires a determination of whether a financial instrument or position is a “security.” Accordingly, future rulings regarding the status of commodity-linked notes and other commodity-linked derivative instruments will be rarely issued, if at all.

The federal income tax treatment of the Fund’s income from the Subsidiary also may be adversely affected by future legislation, other Treasury regulations, and/or other guidance issued by the Service that could affect the character, timing of recognition, and/or amount of the Fund’s taxable income and/or net capital gains and, therefore, the distributions it makes. If the Fund failed the qualifying income test for any taxable year but was eligible to and did cure the failure, it would incur potentially significant federal income tax expense. If, on the other hand, the Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax on its taxable income at the corporate tax rate, with the consequences that its income available for distribution to shareholders would be reduced and all such distributions from its current or accumulated earnings and profits would be taxable to its shareholders as dividend income. In that event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or the Fund’s liquidation.
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U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.
Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Value Stock Risk. Value stocks may remain undervalued or may decrease in value during a given period or may not ever realize what the portfolio management team believes to be their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions or investor preferences.
PERFORMANCE
Performance history will be included for the Fund after the Fund has been in operation for one calendar year. Until that time, visit www.nb.com or call 800-366-6264 for performance information. Past performance (before and after taxes) is not a prediction of future results.
INVESTMENT MANAGER
Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.
PORTFOLIO MANAGERS
The Fund is co-managed by Ray Carroll (Portfolio Manager), Simon Griffiths (Portfolio Manager) and Frank Maeba (Portfolio Manager). They have managed the Fund since its inception in 2018.
Buying and Selling Shares
You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is received in proper form, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.
For certain investors, Class A and Class C shares of the Fund are also available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account”and “Grandfathered Investors” in the prospectus for eligibility requirements for direct purchases of Class A and Class C shares and for instructions on buying and redeeming (selling) shares directly.
The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.
The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.
Tax Information
Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.
Payments to Investment Providers and Other Financial Intermediaries
If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.
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Descriptions of Certain Practices and Security Types
Debt Securities. Debt securities may include securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; corporate bonds; commercial paper; mortgage-backed securities and other asset-backed securities; and loans. Debt securities may include fixed and floating rate debt securities issued by domestic and foreign governments, corporate entities and trust structures that may or may not pay interest at the time of issuance.
Derivatives. A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position. Margin is typically adjusted daily, and adverse market movements may require a party to post additional margin.
Call Options. A call option gives the purchaser the right to buy an underlying asset or other reference instrument at a specified price, regardless of the instrument’s market price at the time. Writing (selling) a call option obligates the writer (seller) to sell the underlying asset or other reference instrument to the purchaser at a specified price if the purchaser decides to exercise the option. A call option is “covered” if the writer (seller) simultaneously holds an equivalent position in the security underlying the option. If the holder exercises an uncovered call option, the seller of the option may have to buy the underlying asset at the current market price to fulfill its obligation. The writer (seller) receives a premium when it writes a call option. Purchasing a call option gives the purchaser the right to buy the underlying asset or other reference instrument from the writer (seller) at a specified price if the purchaser decides to exercise the option. The purchaser pays a premium when it purchases a call option.
Forward Foreign Currency Contracts (“Forward Contracts”). A forward contract is a contract for the purchase or sale of a specific foreign currency at a future date at a fixed price. Forward contracts are not required to be traded on organized exchanges or cleared through regulated clearing organizations.
Futures. A futures contract is a standardized agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or other reference instrument at a future date.
Put Options. A put option gives the purchaser the right to sell an underlying asset or other reference instrument at a specified price, regardless of the instrument’s market price at the time. Writing (selling) a put option obligates the writer (seller) to buy the underlying asset or other reference instrument from the purchaser at a specified price if the purchaser decides to exercise the option. The writer (seller) receives a premium when it writes a put option. Purchasing a put option gives the purchaser the right to sell the underlying asset or other reference instrument to the writer (seller) at a specified price if the purchaser decides to exercise the option. The purchaser pays a premium when it purchases a put option.
Swaps. In a standard swap transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined reference instruments. Swap transactions generally may be used to obtain exposure to a reference instrument without owning or taking physical custody of the reference instrument and generally do not involve delivery of the notional amount of the agreement. Swaps have historically been OTC instruments; however, recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization.
There are various types of swaps including, but not limited to, the following:interest rate swaps (exchanging a floating interest rate for a fixed interest rate) and total return swaps (exchanging a floating interest rate for the total return of a reference instrument).
Emerging Market Countries. Emerging market countries are generally considered to be those countries whose economies are less developed than the economies of countries such as the United States or most nations in Western Europe.
Equity Securities. Equity securities may include common stock, REITs, MLPs, convertible securities (including convertible preferred stock) and preferred stock.
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REITs. A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests. A domestic REIT is not taxed on net income and net realized gains that are distributed to its shareholders, provided it complies with certain requirements of the Internal Revenue Code of 1986, as amended, and similar treatment may also apply to foreign REITs under the laws in which they are formed. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.
Additional Information about Principal Investment Risks
This section provides additional information about the Fund’s principal investment risks described in the Fund Summary section. The following risks are described in alphabetical order and not in order of importance or potential exposure. The Fund may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.
Asset Allocation Risk. The asset classes in which the Fund invests may perform differently from each other at any given time (as well as over the long term), so the Fund will be affected by its allocation among asset classes. The Fund may be invested in an asset class during a period when that asset class underperforms other asset classes. An asset allocation strategy that seeks to reduce portfolio risk by simultaneously investing in non-correlated asset classes may be negatively impacted if correlations change abruptly or unexpectedly.
Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.
Commodity Regulatory Risk. The Fund is deemed a “commodity pool” and the Fund’s investment manager is considered a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act. The Fund’s investment manager is therefore subject to dual regulation by the Securities and Exchange Commission and the Commodity Futures Trading Commission. Compliance with regulations governing commodity pools may increase the Fund’s regulatory compliance costs. The regulatory requirements could change at any time and additional regulations could also be adopted, which may adversely impact the Fund, and the Fund may be compelled to consider significant changes, which could include substantially altering its principal investment strategies or, if deemed necessary, liquidating the Fund.
Commodity Risk. The Fund’s and the Subsidiary’s significant investment exposure to the commodities markets and/or a particular sector of the commodities markets may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities. The commodities markets are impacted by a variety of factors, including changes in overall market movements, resource availability, commodity price volatility, speculation in the commodities markets, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities in commodities. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The frequency, duration and magnitude of such changes cannot be predicted. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of commodities investments. Because the Fund’s and the Subsidiary’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of significant fluctuations in the value of the Fund’s shares.
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Agricultural and Soft Commodities Sector Risk. Risks of investing in agricultural sector commodities include, in addition to other risks, the impact of government policies on planting of certain crops and possible alternative uses of agricultural resources, the location and size of crop production, trading of unprocessed or processed commodity products, and the volume and types of imports and exports.
Energy Sector Risk. Risks of investing in energy sector commodities include, in addition to other risks, price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental and other safety regulations, supply of and demand for energy fuels, energy conservation efforts, capital expenditures on and the success of exploration and production projects, increased competition and technological advances, tax and other government regulations, and policies of the Organization of the Petroleum Exporting Countries (OPEC) and oil importing nations. In addition, companies in the energy sector are at risk of civil liability from accidents resulting in pollution or other environmental damage claims and at risk of loss from terrorism, natural disasters, fires and explosions.
Industrial Metals Sector Risk. Risks of investing in industrial metals sector commodities include, in addition to other risks, substantial price fluctuations over short periods of time, imposition of import controls, increased competition and changes in industrial, governmental, and commercial demand for industrial metals.
Precious Metals Sector Risk. Risks of investing in precious metals sector commodities include, in addition to other risks, changes in the level of the production and sale of precious metals by governments or central banks or other larger holders.
Companies in each of the above sectors could also be affected by, among other things, commodity price volatility, exchange rates, government regulation, mandated expenditures for safety and pollution control devices, inflation expectations, resource availability, import controls, increased competition, technical progress, labor relations, and economic cycles.
Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which may affect a security’s credit quality or value. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. In addition, lower credit quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Entities providing credit or liquidity support also may be affected by credit risk. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit, or bond insurance). Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions.
Currency Risk. To the extent that the Fund is exposed directly or indirectly to foreign currencies, including through its investments, or invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Domestic issuers that hold substantial foreign assets may be similarly affected. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. To the extent the Fund invests or hedges based on the perceived relationship between two currencies, there is a risk that the correlation between those currencies may not behave as anticipated.
Depositary Receipts Risk. Depositary receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency, and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, depositary receipts involve many of the same risks of investing directly in the underlying foreign securities.
Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be
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called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument, and the reference instrument may not perform as anticipated. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. In addition, the Fund’s use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing of income recognition and character of taxable distributions payable to shareholders. Certain aspects of the regulatory treatment of derivative instruments, including federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority.
Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.
When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. Segregated assets are not available to meet redemptions. The amount of assets required to be segregated will depend on the type of derivative the Fund uses and the nature of the contractual arrangement. If the Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which would increase the degree of leverage the Fund could undertake through derivatives and otherwise. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities or other instruments from its portfolio at a time when it may be disadvantageous to do so. The Fund may remain obligated to meet margin requirements until a derivatives position is closed.
Although the Fund may use derivatives to attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses.
Additional risks associated with certain types of derivatives are discussed below:
Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price.
Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the Fund enters into non-U.S. currency forward contracts with banks, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).
Options. When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying instrument at an exercise price that may be lower than the market price of the instrument, and it gives up the opportunity to profit from a price increase in the underlying instrument above the exercise price. If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. If a call option that the Fund has
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written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, in the case of a covered call, that gain may be offset by a decline in the market value of the underlying instrument during the option period.
When the Fund writes a put option, it assumes the risk that it will have to purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument and the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. If the market price of the underlying instrument declines, the Fund would expect to suffer a loss. However, the premium the Fund received for writing the put should offset a portion of the decline.
If an option that the Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid and the use of those funds.
Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. Swap agreements may shift the Fund’s investment exposure from one type of investment to another.
Historically, the absence of an organized exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The swap market is changing as a result of this legislation. The use of an organized exchange or market for swap transactions may not result in swaps being easier to trade or value.
Changes in the Law Governing Derivatives. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively OTC and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.
ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track because of, for example, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.
Foreign and Emerging Market Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete, or inaccurate. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic, or regulatory conditions in foreign countries, as well as currency exchange rates. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.
Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and
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global changes, and may suffer from extreme and volatile debt burdens or inflation rates. Emerging market countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Additionally, in times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.
Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. To the extent that the Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested.
The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc.
Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions may adversely affect growth stocks across several sectors and industries simultaneously. Growth stocks also may lack the dividends often associated with value stocks that can cushion their decline in a falling market. While the price of any type of stock may rise and fall rapidly, growth stocks may underperform during periods when the market favors value stocks.
High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.
Illiquid Investments Risk. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time. Judgment plays a greater role in pricing these investments than it does in pricing investments having more active markets, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly, particularly during periods of increased market volatility or adverse investor perception. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. The Fund may receive illiquid securities as a result of its investment in securities involved in restructurings.
Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If market interest rates rise, the value of such securities may decline. Interest rates may change in response to the supply and demand for credit, changes to government monetary policy and other initiatives, inflation rates, and other factors. Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. For example, if interest rates increase by 1%, a debt security with a duration of two years will decrease in value by approximately 2%. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment grade debt securities.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole. The value of an issuer’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer,
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unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, may have a significant adverse effect on the value of an issuer’s securities.
Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives, short positions and securities lending may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. For certain instruments or transactions that create leverage, or have embedded leverage, relatively small market fluctuations may result in large changes in the value of such investments. In addition, the costs that the Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of the Fund compared with what it would have been had the Fund not used leverage. There can be no assurance that the Fund’s use of any leverage will be successful and the Fund’s investment exposure can exceed its net assets, sometimes by a significant amount. When the Fund utilizes certain of these practices, it must comply with certain asset coverage requirements, which at times may require the Fund to dispose of some of its holdings at unfavorable times or prices.
Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of securities by the underperformance of a sector or during market downturns. There may also be less trading in small- or mid-cap securities, which means that buy and sell transactions in those securities could have a larger impact on a security’s price than is the case with large-cap securities and the Fund may not be able to liquidate a position at a particular time.
Market Direction Risk. Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions. The markets may have considerable volatility from day to day and even in intra-day trading.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. Changes in the financial condition of a single issuer may impact a market as a whole. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects.
Non-Diversified Fund Risk. The Fund is classified as non-diversified. As such, the percentage of the Fund’s assets invested in any single issuer or a few issuers is not limited as much as it is for a Fund classified as diversified. Investing a higher percentage of its assets in any one or a few issuers could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting those issuers.
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Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial adverse impact on the Fund and its shareholders.
The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, including money market funds, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them.
Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of directors to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.
Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.
Quantitative Investing and Other Model Risk. The Fund's investment strategies may employ quantitative algorithms and models that rely heavily on the use of proprietary and nonproprietary data, software and intellectual property that may be licensed from a variety of sources. The quality of the resulting analysis and investment selections produced by the portfolio construction process depends on a number of factors including the accuracy of voluminous data inputs into the quantitative models used in the investment process, the mathematical and analytical underpinnings of the coding, the accuracy in translating those analytics into
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program code, the speed that market conditions change and the successful integration of the various quantitative models in the portfolio selection process.
Each component of the investment process has elements that present the possibility for human error. Because the financial markets are constantly evolving, most trading systems and models require continual monitoring and enhancements. There is no guarantee that such enhancements to the various quantitative models will be identified or implemented on a timely basis or that they will be successful. The use of a trading system or model that is not effective could at any time have a material adverse effect on the performance of the Fund. The successful deployment of the portfolio construction process could be severely compromised by unforeseeable software or hardware malfunction and other technological failures, power loss, software bugs, malicious code such as “worms,” viruses or system crashes or various other events or circumstances within or beyond the control of the Portfolio Managers.
To a significant extent, the performance of a strategy that uses quantitative algorithms and models will depend on the success of implementing and managing the algorithms and models that assist in selecting and/or allocating the Fund’s assets. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models may also have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could result.
Quantitative investment techniques also present the risk that errors may occur and such errors may be extremely hard to detect. In some cases, an error can go undetected for a long period of time. In many cases it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. Analytical errors, software errors, development errors and implementation errors as well as data errors are inherent risks. Quantitative investment techniques often require timely and efficient execution of transactions. Inefficient execution of trades can eliminate the ability to capture the pricing differentials that the strategy seeks to capture.
Investment process errors are those errors that occur during the process of generating trade list recommendations for the strategy. Examples of investment process errors include analytical errors, software errors, program code errors, development errors and implementation errors.
Recent Market Conditions. Some countries, including the U.S., are considering the adoption of more protectionist trade policies, movement away from the tighter financial industry regulations that followed the 2008 financial crisis, and enactment of a reduced corporate tax rate (as the U.S. recently did). The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Also, prices of many U.S. equity securities have increased substantially for the last several years, U.S. unemployment has declined and many market prognosticators reportedly expect the Fed to raise interest rates in an effort to limit inflation and/or believe the market may experience a “correction” to lower values.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. For example, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility.
In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, official statistics indicate a recent growth rate in China that is significantly lower than that in the early part of the decade. This has adversely affected worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are impossible to know for sure at this point. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of trade relations between the UK and the EU and other major economies following Brexit, which are matters to be negotiated.
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Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. In addition, redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. Regulators have expressed concern that a general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities, and that such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
REITs and Other Real Estate Companies Risk. REIT and other real estate company securities are subject to risks similar to those of direct investments in real estate and the real estate industry in general, including, among other risks: general and local economic conditions; changes in interest rates; declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Regardless of where a REIT is organized or traded, its performance may be affected significantly by events in the region where its properties are located. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of net income and net realized gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The value of REIT common shares may decline when interest rates rise. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.
Most equity REITs receive a flow of income from property rentals, which, after covering their expenses, they pay to their shareholders in the form of dividends. Equity REITs may be affected by changes in the value of the underlying property they own, while mortgage REITs may be affected by the quality of any credit they extend.
REIT and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities. Some of the REIT securities in which the Fund invests may be preferred stock, which receives preference in the payment of dividends.
Risk Management. Management undertakes certain analyses with the intention of identifying particular types of risks and reducing the Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Fund’s exposure to such events; at best, it may only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, management will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance. For information about the risks of investing in particular sectors, see the Fund’s Statement of Additional Information.
Short Sale Risk. Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time
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may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes up in price during the period during which the short position is outstanding, the Fund will realize a loss on the transaction.
Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market and may increase losses and the volatility of returns.
The Fund may not always be able to close out a short position at a favorable time or price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss to the Fund. The Fund incurs expenses for borrowing securities that may include fees paid to the lender and amounts equal to dividends or interest paid by the borrowed security.
When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund’s ability to pursue other opportunities as they arise.
Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments and operations. The commodity-linked derivative instruments and other investments held by the Subsidiary are similar to those that are permitted to be held by the Fund, and thus, present the same risks whether they are held by the Fund or the Subsidiary. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by Neuberger Berman Investment Advisers LLC, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. In adhering to the Fund’s investment restrictions and limitations, Neuberger Berman Investment Advisers LLC will treat the assets of the Subsidiary generally in the same manner as assets that are held directly by the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund and its shareholders.

Tax Risk. To qualify as a RIC under the Code, and be eligible to receive “pass-through” tax treatment, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from types of income treated as “qualifying income” under the Code. Although qualifying income does not include income derived directly from commodities, including certain commodity-linked derivative instruments, the Service issued a large number of private letter rulings (which the Fund may not use or cite as precedent) between 2006 and 2011 concluding that income a RIC derives from a wholly owned foreign subsidiary (a “CFC”) (such as the Subsidiary) that earns income derived from commodities is qualifying income. The Fund has received an opinion of counsel, which is not binding on the Service or the courts, that income the Fund derives from the Subsidiary should constitute qualifying income.

The policies underlying those rulings will be overturned, however, if regulations proposed in September 2016 are finalized as proposed. Under the proposed regulations, a CFC’s income that the Code requires a RIC to include in its gross income each taxable year (“Subpart F Inclusion”), which those rulings concluded was qualifying income for the RIC, will no longer be considered qualifying income, and only distributions the CFC makes to the RIC out of its earnings and profits for the applicable taxable year that are attributable to the Subpart F Inclusion (“Earnings and Profits”) will qualify. The Fund has received an opinion of counsel, which is not binding on the Service or the courts, that distributions the Fund receives out of the Subsidiary’s Earnings and Profits will constitute qualifying income. Although the Fund expects to receive annual distributions from the Subsidiary out of its Earnings and Profits, if any, each taxable year, if in one or more taxable years the Fund did not receive any such distributions (or received less than all of same) or the Service concluded that the amounts it did receive were not “distributions” for federal income tax purposes, the Fund might have difficulty in such years satisfying one of the requirements to qualify as a RIC.

Contemporaneously with publication of the proposed regulations, the Service issued a revenue procedure, which provides that the Service will not “ordinarily” issue private letter rulings on any issue relating to the treatment of a corporation as a RIC that requires a determination of whether a financial instrument or position is a “security.” Accordingly, future rulings regarding the status of commodity-linked notes and other commodity-linked derivative instruments will be rarely issued, if at all.
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The federal income tax treatment of the Fund’s income from the Subsidiary also may be adversely affected by future legislation, other Treasury regulations, and/or other guidance issued by the Service that could affect the character, timing of recognition, and/or amount of the Fund’s taxable income and/or net capital gains and, therefore, the distributions it makes. If the Fund failed the qualifying income test for any taxable year but was eligible to and did cure the failure, it would incur potentially significant federal income tax expense. If, on the other hand, the Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax on its taxable income at the corporate tax rate, with the consequences that its income available for distribution to shareholders would be reduced and all such distributions from its current or accumulated earnings and profits would be taxable to its shareholders as dividend income. In that event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or the Fund’s liquidation.
U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by the issuer’s right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. These securities carry at least some risk of non-payment.
In recent years, credit rating agencies have shown some concern about whether the U.S. government has the political will necessary to service all of its outstanding and expected future debt, and some have adjusted their ratings or outlook for U.S. government debt accordingly. These developments, and the factors underlying them, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the government's ability to access the debt markets on favorable terms. In addition, these developments could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by the Fund.
Valuation Risk. The price at which the Fund sells any particular investment may differ from the Fund’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require the Fund to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not held fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain futures and fixed income securities, and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded but before the Fund determines its net asset value. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Value Stock Risk. Value stocks may remain undervalued or may decrease in value during a given period, may not ever realize what the portfolio management team believes to be their full value, or may turn out to have been appropriately priced at the time the Fund purchased them. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions, or because the stocks’ worth was misgauged. Entire industries or sectors may lose favor with investors, and the Fund, in seeking value stocks, may focus its investments more heavily in those industries or sectors.
Information about Additional Risks
As discussed in the Statement of Additional Information, the Fund may engage in certain practices and invest in certain securities in addition to those described as its “principal investment strategies” in its Fund Summary section. For example, should the Fund engage in borrowing or securities lending, it will be subject to the additional risks associated with these practices.
Borrowing money or securities lending would create investment leverage, meaning that certain gains or losses would be amplified, increasing share price movements. With respect to borrowing, the Fund may borrow money to obtain the collateral needed to borrow a security in order to effect a short sale of that security. The cost to the Fund of borrowing may exceed the profits attained on any such shorts positions. Similarly, the Fund may lend securities and use the collateral obtained from the securities loans as the collateral necessary to borrow a security on which the Fund is taking a short position. Securities lending involves some risk of loss of the Fund’s rights in the collateral should the borrower fail financially.
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In addition, the Fund may be an investment option for a Neuberger Berman mutual fund that is managed as a “fund of funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
In anticipation of adverse or uncertain market, economic, political, or other temporary conditions, including during periods of high cash inflows or outflows, the Fund may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets uninvested) for defensive purposes. Doing so could help the Fund avoid losses, but may mean lost opportunities. In addition, in doing so different factors could affect the Fund’s performance and the Fund may not achieve its goal.
The Fund may change its goal without shareholder approval, although it does not currently intend to do so.
Please see the Statement of Additional Information for more information.
Management of the Fund
Investment Manager
Neuberger Berman Investment Advisers LLC (“Manager”), located at 1290 Avenue of the Americas, New York, NY 10104, is the Fund’s investment manager and administrator. Neuberger Berman BD LLC (“Distributor”), located at 1290 Avenue of the Americas, New York, NY 10104, is the Fund’s distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund’s investments and handling its day-to-day business. The services provided by the Manager as the investment manager and administrator include, among others, overall responsibility for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Fund, which may include, among others, compliance monitoring, operational and investment risk management, legal and administrative services and portfolio accounting services. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. Together, the Neuberger Berman affiliates manage approximately $295 billion in total assets (as of 12/31/2017) and continue an asset management history that began in 1939.
NBIA may engage one or more of foreign affiliates that are not registered under the 1940 Act (“participating affiliates”) in accordance with applicable SEC no-action letters. As participating affiliates, whether or not registered with the SEC, the affiliates may provide designated investment personnel to associate with NBIA as “associated persons” of NBIA and perform specific advisory services for NBIA, including services for the Fund, which may involve, among other services, portfolio management and/or placing orders for securities and other instruments. The employees of a participating affiliate are designated to act for NBIA and are subject to certain NBIA policies and procedures as well as supervision and periodic monitoring by NBIA. The Fund will pay no additional fees and expenses as a result of any such arrangements. Neuberger Berman Breton Hill ULC (“NBBH”) is considered a participating affiliate of NBIA pursuant to applicable regulatory guidance.
Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that have not been waived. The Fund enters into contractual arrangements with various parties, including, among others, the Manager, who provide services to the Fund. Shareholders are not parties to, or intended to be third party beneficiaries of, those contractual arrangements. Where shareholders are not third party beneficiaries of contractual arrangements, those contractual arrangements cannot be enforced by shareholders acting on their own behalf.
The Fund will pay the Manager a fee at the annual rate of 0.65% of the Fund’s average daily net assets for investment advisory services. Each of Class A, Class C and Institutional Class of the Fund pays the Manager fees at the annual rate of 0.26%, 0.26% and 0.15% respectively, of the Fund’s average daily net assets allocable to the class for administrative services provided to the class.
The Manager has obtained “manager of managers” exemptive relief from the SEC that permits the Manager, subject to the approval of the Board of Trustees, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement with an unaffiliated subadviser for the Fund without obtaining shareholder approval. The exemptive order permits the Fund to add or to change unaffiliated subadvisers or to change the fees paid to such subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Under this order, the Manager has ultimate responsibility (subject to oversight by the Board) to oversee the subadvisers and recommend their hiring, termination, and replacement. The Fund will notify shareholders of any change in the identity of a subadviser or the addition of a subadviser to the Fund.
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A discussion regarding the basis for the approval of the Fund’s investment advisory agreement by the Board of Trustees will be available in the Fund’s initial shareholder report.
Portfolio Managers
Please see the Statement of Additional Information for additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares in the Fund(s) that he manages.
Neuberger Berman Multi-Style Premia Fund
Ray Carroll, PhD, CFA, Managing Director and Chief Investment Officer of NBBH. Prior to 2017, he was a Chief Executive Officer for Breton Hill Capital Ltd (“Breton Hill”), responsible for fund performance, investment decisions, and risk management. Mr. Carroll co-founded Breton Hill after 13 years of capital markets and alternative investing experience.
Frank Maeba, CFA, Managing Director and Head of Investments of NBBH. Prior to 2017, he was a Managing Partner at Breton Hill, where he was a member of the Management Committee and led the Portfolio Management team. Mr. Maeba has over 20 years of macro trading experience and is responsible for executing portfolio strategies, managing risks through optimal structuring of positions and identifying investment opportunities.
Simon Griffiths, CFA, Managing Director and Head of Quantitative Research & Development of NBBH. Prior to 2017, he was a Managing Partner at Breton Hill, where he was a member of the Management Committee. Mr. Griffiths has over 15 years’ experience applying investment research to institutional portfolios.
About the Fund’s Wholly Owned Subsidiary
The Fund invests in a wholly owned subsidiary (“Subsidiary”).
The Subsidiary is an exempted company, the members of which have limited liability, incorporated under the laws of the Cayman Islands. The Fund invests in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the Code applicable to RICs. The Fund must maintain no more than 25% of the value of its total assets in the Subsidiary at the end of every quarter of its taxable year.
The Subsidiary is overseen by its own board of directors. However, the Fund’s Board of Trustees maintains oversight responsibility for investment activities of the Subsidiary generally as if the Subsidiary’s investments were held directly by the Fund. The Manager is responsible for the Subsidiary’s day-to-day business pursuant to a separate investment advisory agreement between the Subsidiary and the Manager. Under this agreement, the Manager provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund.
In managing the Subsidiary’s investment portfolio, and in adhering to the Fund’s compliance policies and procedures and investment policies and restrictions, the Manager will treat the assets of the Subsidiary generally in the same manner as assets that are held directly by the Fund.
The Subsidiary bears the other fees and expenses it incurs in connection with its operations, such as those for services it receives from third party service providers.
Please refer to the Statement of Additional Information for additional information about the organization and management of the Subsidiary.
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Financial Highlights
When this prospectus was prepared, the Fund had not yet commenced operations and had no financial highlights to report.
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Your Investment
Shares of the Fund generally are available only through financial intermediaries. For Grandfathered Investors (as defined below), Class A and Class C shares of the Fund may also be available directly from Neuberger Berman BD LLC, the Fund's Distributor. See “Maintaining Your Account” and “Grandfathered Investors”.
Choosing a Share Class
The Fund offers different classes of shares through this prospectus. Each share class is available through various investment programs or accounts, including certain types of retirement plans and accounts (see limitations below). The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund.
Each share class represents investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. When you purchase shares of the Fund, you should choose a share class. If none is chosen, your investment will be made in Class A shares.
Factors you should consider in choosing a class of shares include:
■	how long you expect to own the shares
■	how much you intend to invest
■	total expenses associated with owning shares of each class
■	whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option than Class C shares over time, particularly if you qualify for a sales charge reduction or waiver)
■	whether you plan to take any distributions in the near future
■	availability of (and eligibility for) share classes.
Each investor’s financial considerations are different. You should speak with your financial intermediary to help you decide which share class is best for you.
Summary of Primary Differences Among Share Classes
Class A Shares
Initial sales charge	Up to 5.75% (reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more)
Contingent deferred sales charge	None (except that a charge of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge)
12b-1 fees	0.25% annually
Dividends	Generally higher than Class C due to lower annual expenses and lower than Institutional Class due to higher annual expenses
Purchase maximum	None
Conversion	None

Class C Shares
Initial sales charge	None
Contingent deferred sales charge	1.00% if shares are sold within one year after purchase
12b-1 fees	1.00% annually
Dividends	Generally lower than Class A and Institutional Class due to higher annual expenses
Purchase maximum	See the discussion regarding purchase minimums and maximums in “Maintaining Your Account”
Conversion	None

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Institutional Class Shares
Initial sales charge	None
Contingent deferred sales charge	None
12b-1 fees	None
Dividends	Generally higher than Class A and Class C due to lower annual expenses
Purchase maximum	None
Conversion	None
Maintaining Your Account
Purchase of Class A and Class C shares—To open an account and purchase Class A and Class C shares of the Fund, contact any financial intermediary authorized to sell the Fund’s shares. Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ from those discussed herein; any such differences are described in Appendix A to this prospectus. All variations described in Appendix A are applied by, and are the responsibility of, the identified financial intermediary. Such variations may apply to purchases, sales, exchanges and reinvestments of Fund shares. In all instances, it is the purchaser’s responsibility to notify the Distributor or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Distributor, if eligible, or through another financial intermediary to receive these waivers or discounts. See “Financial Intermediaries” if you are buying shares through a financial intermediary.
For Grandfathered Investors (as defined below), instructions for buying shares directly from Neuberger Berman BD LLC, the Fund's Distributor, are under “Buying Shares.”
Purchase of Institutional Class shares—To open an account and purchase Institutional Class shares of the Fund, contact any financial intermediary authorized to sell the Fund’s shares. See “Financial Intermediaries” if you are buying shares through a financial intermediary.
Institutional Class shares are available for purchase (i) primarily through omnibus accounts (either at the plan level or at the level of the financial intermediary) by certain qualified retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans), profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, (ii) primarily through omnibus accounts by financial intermediaries (including, but not limited to registered investment advisors and financial planners) that have entered into an agreement with the Distributor or an affiliate, (iii) by institutional investors, if approved by the Distributor, or (iv) by accounts or funds managed by the Manager or an affiliate (including the funds in the Neuberger Berman family of funds).
If you transact in Institutional Class shares, you may be required to pay a commission to a financial intermediary acting as your broker. You may be eligible to transact in the other share classes that are offered by the Fund that have different fees and expenses.
When you buy shares—Investment checks must be drawn on a U.S. bank. We cannot accept cash, money orders, starter checks, travelers checks, or other cash equivalents. We do accept Bank Checks and Cashier’s Checks from U.S. Financial Institutions.
When you buy shares, you will receive the next share price to be calculated after your order has been received in proper form. Purchase orders are deemed “received in proper form” when the Funds' transfer agent has received payment for the shares. In the case of certain institutional investors and financial intermediaries, the Distributor will process purchase orders when received, on the basis of a pre-existing arrangement to make payment by the following morning. In addition, if you have established a systematic investment program (SIP) with the Fund, your order is deemed received in proper form on the date you pre-selected on your SIP application for the systematic investments to occur. If you use a financial intermediary, you should check with that provider to find out by what time your purchase order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund’s share price could change on days when you are unable to buy shares.
Whenever you make an initial investment in the Fund or add to your existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through a financial intermediary should contact their financial intermediary for information regarding transaction statements.
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Purchase minimums—The minimum initial investment in Class A or Class C shares is $1,000. Additional investments in Class A or Class C shares can be as little as $100. The minimum initial investment in Institutional Class shares is $1 million. These minimums may be waived in certain cases. See the Statement of Additional Information for more information.
Purchase maximums—For Class C shares, a purchase transaction may not (1) be $1 million or above or (2) increase an investor’s aggregate holdings in Class C shares to $1 million or above.
In addition, if you have significant holdings in the fund family, you may not be eligible to invest in Class C shares. Specifically, you may not purchase Class C shares if you are eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e., at net asset value). See “Sales Charges” and the Statement of Additional Information for more information regarding sales charge discounts.
When you sell shares—To sell shares you bought through a financial intermediary, contact your financial intermediary. See “Financial Intermediaries” if you are selling shares through a financial intermediary. For Grandfathered Investors, instructions for selling shares are under “Selling Shares.”
When you sell shares, you will receive the next share price to be calculated after your order has been received in proper form, minus any applicable contingent deferred sales charge. Redemption orders are deemed “received in proper form” when the Fund’s transfer agent has received your order to sell.
If you use a financial intermediary, you should check with that provider to find out by what time your redemption order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund’s share price could change on days when you are unable to sell shares.
In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see “Medallion Signature Guarantees”).
When selling Class A or Class C shares in an account that you do not intend to close, remember to leave at least $1,000 worth of shares in the account. When selling Institutional Class shares in an account that you do not intend to close, remember to leave at least $1 million worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds.
The Fund reserves the right to pay in kind for redemptions. The Fund does not redeem in kind under normal circumstances, but would do so when the Manager or the Board of Trustees determines that it is in the best interests of the Fund’s shareholders as a whole or the transaction is otherwise effected in accordance with procedures adopted by the Board of Trustees. Institutional Class shareholders are urged to call 800-366-6264 before effecting any large redemption.
Class A and Class C only—You may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the Fund or another fund in the fund family provided the reinvestment is made into the same account from which you redeemed the shares or received the distribution. Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ; any such differences are described in Appendix A to this prospectus. If the account has been closed, reinvestment can be made without a sales charge if the new receiving account has the same registration as the closed account. Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Upon an eligible reinvestment, any contingent deferred sales charge on Class A or Class C shares will be credited to your account. Proceeds will be reinvested at the next calculated net asset value after your request is received in proper form. Redemption proceeds from a systematic withdrawal plan are not eligible for reinvestment without a sales charge.
Uncashed checks—We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. Checks will not be forwarded if the address of record is incorrect. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement. We may be required to transfer assets related to uncashed checks to a state government under the state’s unclaimed or abandoned property law.
When you exchange Class A and Class C shares—Generally, you can move an investment from one fund to a comparable class of another fund in the fund family (or to an eligible money market fund outside the fund family) through an exchange of shares or by electing to use your cash distributions from one fund to purchase shares of the other fund, both without a sales charge. Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ; any such differences are described in Appendix A to this prospectus. Exchanges from eligible money market funds outside the fund family will be subject to applicable
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sales charges on the fund being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund in the fund family having a sales charge. Currently, most, but not all, funds in the fund family offer Class A and Class C shares.
When you exchange Institutional Class shares—Generally, you can move an investment from one fund to a comparable class of another fund in the fund family (or to an eligible money market fund outside the fund family) through an exchange of shares or by electing to use your cash distributions from one fund to purchase shares of the other fund.
When you exchange shares—There are three things to remember when making an exchange:
■	both accounts must have the same registration
■	you will need to observe any eligibility requirements, including minimum investment and minimum account balance requirements for the fund accounts involved
■	because an exchange is treated as a sale (redemption) of the exchanged shares for federal income tax purposes, consider any tax consequences before placing your order.
The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Contact your financial intermediary to see if it allows you to take advantage of the fund exchange program and for its policies to effect an exchange.
Grandfathered Investors generally are also eligible to take advantage of the exchange privilege assuming that they meet the requirements set forth above.
See “Additional Exchange Information” in the Statement of Additional Information for information regarding eligible money market funds outside the fund family.
Placing orders by telephone—If you use a financial intermediary, contact your financial intermediary for its policies regarding telephone orders.
Grandfathered Investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.
Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as the Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.
In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery.
Proceeds from the sale of shares—For Class A and Class C shares, the proceeds from the shares you sell are typically sent out within two business days after your order is executed, and nearly always within seven days regardless of payment type. For Institutional Class shares, the proceeds from the shares you sell are typically sent out the next business day after your order is executed, and nearly always within seven days regardless of payment type. When you sell shares through your financial intermediary, contact your provider to find out when proceeds will be sent to you. There are two cases in which proceeds may be delayed beyond this time:
■	in unusual circumstances where the law allows additional time if needed
■	if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.
If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.
The Fund does not issue certificates for shares.
The Fund typically expects to meet redemption requests, under both normal and stressed market conditions, by redeeming cash and cash equivalent portfolio holdings and/or selling portfolio securities or other instruments. As described further above and in the Fund's Statement of Additional Information, the Fund also reserves the right to redeem an investor’s shares in kind (i.e., providing investors with portfolio securities instead of cash), in whole or in part to meet redemption requests in stressed market conditions and other appropriate circumstances.
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Redemptions in kind may cause you to incur transaction costs to the extent you dispose of the securities redeemed in kind and the value of the securities redeemed in kind may decrease between the time of redemption and the time of such sale. The Fund may also borrow under any available line of credit and other available methods to meet redemption requests in both normal and stressed market conditions and other appropriate circumstances.
Other policies— Under certain circumstances, which may include normal and stressed market conditions, the Fund reserves the right to:
■	suspend the offering of shares
■	reject any exchange or purchase order
■	suspend or reject future purchase orders from any investor who has not provided timely payment to settle a purchase order
■	change, suspend, or revoke the exchange privilege
■	suspend the telephone order privilege
■	satisfy an order to sell Fund shares with securities rather than cash
■	suspend or postpone investors’ ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when trading on the New York Stock Exchange (“Exchange”) is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)
■	suspend or postpone investors' ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange or the bond market is closed
■	suspend or postpone investors' ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange, the Federal Reserve or the bond market closes early (e.g., on the eve of a major holiday or because of a local emergency, such as a blizzard)
■	change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors
■	remain open and process orders to purchase or sell Fund shares when the Exchange is closed.
Important information regarding unclaimed/abandoned property — If your financial intermediary (or, if you bought your shares directly, the Distributor) is unable to locate you, then it is required by law to determine whether your account(s) must be deemed “unclaimed” or “abandoned.” Your financial intermediary (or the Distributor) is required to transfer (or escheat) unclaimed or abandoned property to the appropriate state government in accordance with state law. Your account(s) may also be deemed “unclaimed” or “abandoned” and subsequently transferred to the appropriate state government if no activity (as defined by that state) occurs within the account(s) during the period of time specified by state law or if checks related to the account(s) remain uncashed. Your last known address of record determines which state has jurisdiction.
It is your responsibility to ensure that your financial intermediary (or the Distributor) maintains a correct address for your account(s). An incorrect address may cause your account statements and other mailings to be returned as undeliverable. Neither the Distributor nor the Fund nor its Transfer Agent will be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you use a financial intermediary, contact that provider regarding applicable state escheatment laws.
Medallion Signature Guarantees
You may need a Medallion signature guarantee when you sell shares directly or through a financial intermediary. A Medallion signature guarantee is a guarantee that your signature is authentic.
Medallion signature guarantees are required for a variety of transactions including requests for changes to your account or to the instructions for distribution of proceeds. We reserve the right to require a Medallion signature guarantee on any transaction at our discretion.
Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.
A notarized signature from a notary public is not a Medallion signature guarantee.
Financial Intermediaries
The shares available in this prospectus can be purchased through certain financial intermediaries such as banks, brokerage firms, workplace retirement programs, and financial advisers.
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The minimum aggregate size for each financial intermediary’s account with the Fund is $1 million for Institutional Class shares. This minimum does not apply to your individual account; however, your financial intermediary may establish a minimum size for individual accounts. The Distributor can waive this $1 million minimum for financial intermediaries in appropriate cases.
The fees and policies outlined in this prospectus are set by the Fund and by the Distributor. However, if you use a financial intermediary, most of the information you will need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.
If you use a financial intermediary, contact that provider to buy or sell shares of the Fund described in this prospectus.
Most financial intermediaries allow you to take advantage of the fund exchange program, which is designed for moving an investment from one fund to a comparable class of another fund in the fund family if made available by that financial intermediary through an exchange of shares. Currently, most, but not all, funds in the fund family offer Class A and Class C shares.
In exchange for the services it offers, your financial intermediary may charge fees that are in addition to those described in this prospectus.
Additional Payments to Financial Intermediaries
The Distributor and/or its affiliates pay additional compensation, out of their own resources and not as an expense of the Fund, to certain financial intermediaries, including affiliates, in connection with the sale, distribution, retention and/or servicing of Fund shares. The amount of these payments may be substantial and may differ among financial intermediaries based on, for example, the level or type of services provided by a financial intermediary. These payments are in addition to any fees paid to compensate financial intermediaries for providing distribution related services to the Fund and/or administrative or shareholder services to Fund shareholders, as well as any commissions paid to financial intermediaries out of sales charges paid by investors. These arrangements are separately negotiated between the Distributor and/or its affiliates, and the recipients of these payments or their affiliates. If your financial intermediary receives such payments, these payments may provide an incentive for the financial intermediary to make the Fund's shares available to you, or recommend the Fund. If you have purchased shares of the Fund through a financial intermediary, please speak with your financial intermediary to learn more about any payments it receives from the Distributor and/or its affiliates, as well as fees and/or commissions the financial intermediary charges. You should also consult disclosures made by your financial intermediary at the time of purchase. Any such payments by the Distributor or its affiliates will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information.
Distribution and Shareholder Servicing Fees
The Fund has adopted plans pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, each of Class A and Class C pays the Distributor a fee at an annual rate of 0.25% and 1.00%, respectively, of its average net assets to compensate financial intermediaries for providing distribution related services to the Fund and/or administrative or shareholder services to Fund shareholders. The Distributor may also retain part of this fee as compensation for providing these services. These fees increase the cost of investment. Because these fees are paid out of the Fund’s assets on an on-going basis, over the long term they could result in higher overall costs than other types of sales charges.
Information Required from New Accounts
To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.
When you open an account, we (which may include your financial intermediary acting on our behalf) will require your name, address, date of birth, and social security number or other taxpayer identification number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.
Retirement Plans and Accounts
If you use a financial intermediary, contact that provider for information on retirement plans or accounts it may make available for investment in Fund shares.
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Internet Access
If you use a financial intermediary, contact that provider about the services and information it provides on the Internet.
Share Prices
Because Class A shares of the Fund have an initial sales charge, the price you pay for each Class A share of the Fund is the Fund's offering price, which is the Fund’s net asset value per share plus any applicable sales charge. The initial sales charge for Class A shares of the Fund may be eliminated in certain circumstances. Because Class C shares of the Fund do not have an initial sales charge, the price you pay for each Class C share of the Fund is the Fund’s net asset value per share. Unless a contingent deferred sales charge is applied, the Fund pays you the full share price when you sell Class A or Class C shares (see “Sales Charges” for more information).
Because Institutional Class shares of the Fund do not have a sales charge, the price you pay for each Institutional Class share of the Fund is the Fund’s net asset value per share. Similarly, because there are no fees for selling Institutional Class shares, the Fund pays you the full share price when you sell Institutional Class shares.
If you use a financial intermediary, that provider may charge fees that are in addition to those described in this prospectus.
The Fund is generally open for business every day the Exchange is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is scheduled to be closed. When the Exchange is closed for unusual reasons, Fund shares will generally not be priced although the Fund may decide to remain open and price Fund shares and in such a case, the Fund would post a notice on www.nb.com.
The Fund normally calculates its share price on each day the Exchange is open once daily as of 4:00 P.M., Eastern time. In the event of an emergency or other disruption in trading on the Exchange, the Fund’s share price would still normally be determined as of 4:00 P.M., Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been received in proper form (see “Maintaining Your Account” for information on placing orders). If you use a financial intermediary, you should check with that provider to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund’s share price could change on days when you are unable to buy or sell shares.
Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is received in proper form.
Share Price Calculations
The net asset value per share of each class of the Fund is the total value of Fund assets attributable to shares of that class minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of the Fund’s portfolio securities changes every business day, its share price usually changes as well.
The Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated. Equity securities (including securities issued by ETFs) and exchange-traded derivative instruments held by the Fund generally are valued by one or more independent pricing services approved by the Board of Trustees at the last reported sale price or official closing price or, if there is no reported sale quoted on a principal exchange or market for that security or official closing price, on the basis of market quotations. Debt securities and certain derivative instruments that do not trade on an exchange generally are valued by one or more independent pricing services approved by the Board of Trustees on the basis of market quotations and in the case of derivatives, market data about the underlying investments. Short-term securities held by the Fund may be valued on the basis of amortized cost, unless other factors indicate that amortized cost is not an accurate estimate of the security’s value.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share. The prospectuses for these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.
If a valuation for a security is not available from an independent pricing service or if the Manager believes in good faith that the valuation does not reflect the amount the Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Board of Trustees. The Fund may also use these methods to value
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certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the time as of which the Fund’s share price is calculated.
The Fund may also fair value securities that trade in a foreign market if significant events that appear likely to affect the value of those securities occur between the time the foreign market closes and the time as of which the Fund’s share price is calculated. Significant events may include (1) corporate actions or announcements that affect a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts that affect a country or region, or (4) significant domestic or foreign market fluctuations.
The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of the Manager, operating under procedures approved by the Board of Trustees, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect the Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of the Fund’s net asset value by such traders.
Privileges and Services
If you purchase shares through a financial intermediary, consult your financial intermediary for information about privileges and services. If you are a Grandfathered Investor, see “Grandfathered Investors” for information about privileges and services.
Sales Charges
Class A sales charges—The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.
	Sales charges as a percentage of:
Investment	Offering Price	Net amount invested	Dealer commission as a percentage of offering price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 or more but less than $100,000	4.75%	4.99%	4.00%
$100,000 or more but less than $250,000	3.75%	3.90%	3.00%
$250,000 or more but less than $500,000	2.75%	2.83%	2.25%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more and certain other investments described below	None	None	See below
The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.
Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is a percentage of the original purchase price or the current market value of the shares being sold, whichever is less.
Class A purchases not subject to sales charges–Sales charge waivers are available for investments in Class A shares by Grandfathered Investors (see “Grandfathered Investors” for more information) provided that such investors have properly notified the Manager or the Distributor of such status in advance of such purchases, except that in the case of accounts of Grandfathered Investors who have a documented relationship with a financial intermediary, the availability of the sales charge waiver may depend on the financial intermediary’s policies and procedures and eligibility requirements regarding such waivers.
When purchasing through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding sales
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charge waivers and reductions of sales charges through reinstatement, rights of accumulation, letters of intent, and share class exchanges and/or conversions. In some cases, due to financial intermediary policies and procedures, customers may receive waivers in circumstances that are not expressly provided for herein. In all instances, it is the investor’s responsibility to notify its financial intermediary of any relationship or other facts qualifying the investor for sales charge waivers or reductions. (Please see “Sales Charge Reductions and Waivers” below for additional information).
The Distributor may pay financial intermediaries up to 1% on investments made in Class A shares with no initial sales charge. See “Distribution and Shareholder Servicing Fees” for additional information regarding the Fund’s plans of distribution.
Certain other investors may qualify to purchase shares without a sales charge, such as employees of financial intermediaries authorized to sell funds in the fund family, employees of Neuberger Berman and members of the Fund's Board of Trustees. See “Sales Charge Reductions and Waivers” below for more information.
Class C sales charges—Class C shares are sold without any initial sales charge. For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase.
Any contingent deferred sales charge paid by you on investments in Class C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.
Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Sales Charge Reductions and Waivers” below for more information. The contingent deferred sales charge is a percentage of the original purchase price or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest. The Distributor pays a fee equal to 1% of the amount invested to financial intermediaries who sell Class C shares. All or a portion of these payments may be made from amounts that the Fund pays the Distributor through its plans of distribution. See “Distribution and Shareholder Servicing Fees” for information regarding the Fund’s plans of distribution.
Sales Charge Reductions and Waivers
Sales charge waivers are available for investments in Class A shares by Grandfathered Investors (see “Direct Investors” for more information) provided that such investors have properly notified NB Group and any affiliates of such status in advance of purchase.
Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ from those discussed herein; any such differences are described in Appendix A to this prospectus. To receive a reduction in your Class A initial sales charge, you or your financial intermediary must let the Distributor know at the time you purchase shares that you qualify for such a reduction. If you or your financial intermediary does not let the Distributor know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you or your financial intermediary to provide the Distributor with information and records (including account statements) of all relevant accounts invested in the fund family. To have your Class A or Class C contingent deferred sales charge waived, you or your financial intermediary must let the Distributor know at the time you redeem shares that you qualify for such a waiver.
Class A shares of the Fund may be sold at net asset value to the following types of investors, provided that such investors have properly notified their financial intermediary, NB Group (and/or any affiliates), as appropriate, of their eligibility in advance of purchase:
1.	current or retired directors, trustees, and officers of the Neuberger Berman Funds, current or retired employees and partners of NB Group and any affiliates, or of any entity controlling, controlled by or under common control with a Neuberger Berman Fund, NB Group and any affiliates;
2.	current employees of firms, including wholesalers, that have entered into selling agreements to distribute shares of the Neuberger Berman Funds;
3.	current employees of registered investment advisers that invest in the Neuberger Berman Funds either for proprietary accounts or on behalf of clients;
4.	immediate family members of persons listed in (1) through (3) above (as “immediate family” is defined below);
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5.	companies exchanging securities with the Fund through a merger, acquisition or exchange offer;
6.	insurance company separate accounts;
7.	NB Group and its affiliated companies;
8.	an individual or entity with a substantial client relationship with NB Group and its affiliated companies, or an individual or entity related or relating to such individual or entity that holds its shares directly with the Fund;
9.	financial intermediaries (including but not limited to registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;
10.	Employer-sponsored qualified retirement plans, including 401(k) plans, 457 plans, group 403(b) plans and individual 403(b) accounts, maintained at a financial intermediary that has an agreement with the Distributor, the Manager or the Administrator, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans; and individual retirement account (“IRA”) rollovers involving retirement plan assets invested in the Fund and transferred in-kind to an IRA held at a financial intermediary that has an agreement with the Distributor, the Manager or the Administrator to service such accounts;
11.	Employee benefit and retirement plans sponsored by NB Group and any affiliates and any entity controlling, controlled by or under common control with NB Group and any affiliates;
12.	Certain IRAs that are part of an IRA platform sponsored by or maintained at a financial intermediary that has an agreement with the Distributor, the Manager or the Administrator which specifically provides that the Fund's shares are offered at NAV on such IRA platform; and
13.	Qualified Tuition Programs under Section 529 of the Code.
Shares are offered at NAV to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at NAV for the life of the account.
Reducing your Class A initial sales charge—Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse—or equivalent if recognized under local law—and your children under the age of 21) may combine all of your investments in the fund family to reduce your Class A sales charge.
Aggregating accounts to reduce Class A initial sales charge—To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts if all parties are purchasing shares for their own accounts and/or:
■	trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Fund’s transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);
■	business accounts solely controlled by you or your immediate family (for example, you own the entire business);
■	individual retirement plans, such as an IRA, individual 403(b) plan (see exception in “Purchases by certain 403(b) plans” under “Sales Charges”) or single-participant Keogh-type plan ;
■	endowments or foundations established and controlled by you or your immediate family; or
■	529 accounts, which will be aggregated at the account owner level.
Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:
■	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;
■	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;
■	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating Fund shares;
■	for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such
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organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or
■	for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales Charges” above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.
Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.
Concurrent purchases to reduce Class A initial sales charge—You may combine simultaneous purchases (including, upon your request, purchases for gifts) of any class of shares of two or more funds in the fund family to qualify for a reduced Class A sales charge.
Rights of accumulation to reduce Class A initial sales charge—Subject to the limitations described in the aggregation policies above, you may take into account your accumulated holdings in all share classes of the fund family to determine the initial sales charge you pay on each purchase of Class A shares. Subject to your financial intermediary’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) or (b) the amount you invested (including reinvested dividends and other distributions, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation. You should retain any records necessary to substantiate the historical amounts you have invested. You must contact your financial adviser or the Distributor if you have additional information that is relevant to the calculation of the value of your holdings. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your accounts in the fund family. You may not purchase Class C shares if such combined holdings cause you to be eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e. at NAV).
Letter of Intent to reduce Class A initial sales charge—You may reduce your Class A sales charge by establishing a letter of intent. By establishing a letter of intent (the “Letter”), you enter into a nonbinding commitment to purchase shares of funds in the fund family over a 13-month period (the “Period”) and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and other distributions do not count as purchases made during the Period. The market value of your existing holdings eligible to be aggregated as of the day immediately before the start of the Period may be credited toward satisfying the Letter. See “Sales Charges” for more information.
The Letter may be revised upward at any time during the Letter period, and such a revision will be treated as a new Letter, except that the Letter period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Letter.
The Letter will be considered completed if the shareholder dies within the 13-month Letter period. Commissions to dealers will not be adjusted or paid on the difference between the Letter amount and the amount actually invested before the shareholder’s death.
A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the Period do not qualify you for the applicable sales charge reduction. When a shareholder elects to use a Letter, shares equal to 5% of the dollar amount specified in the Letter may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Fund’s transfer agent. All dividends and any other distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Letter period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Letter period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Letter period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.
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Shareholders purchasing shares at a reduced sales charge under a Letter indicate their acceptance of these terms and those in the Class A and Class C Prospectuses with their first purchase. Employer sponsored retirement plans may be restricted from establishing a letter of intent.
Right of reinvestment—Please see “Maintaining Your Account—When you sell shares” for information on how to reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge.
Contingent deferred sales charge waivers—The contingent deferred sales charge on Class A and Class C shares may be waived in the following cases:
■	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which contingent deferred sales charge would apply to the initial shares purchased
■	tax-free returns of excess contributions to IRAs
■	redemptions due to death or post-purchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Fund’s transfer agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the date of such notification will be subject to a CDSC.
■	distributions from an IRA upon the shareholder’s attainment of age 59½
■	the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the 12% limit):
(i) redemptions due to the shareholder receiving required minimum distributions from retirement accounts upon reaching age 70½; and
(ii) redemptions through a systematic withdrawal plan (SWP) established directly with the Fund. For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of income dividends and/or other distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any income dividends and/or other distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.
For purposes of this paragraph, “account” means:
(a) in the case of Class A shares, your investment in Class A shares of all funds in the fund family; and
(b) in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.
■	purchases where no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase.
Exchanges of shares—Exchanges of shares are generally not subject to any applicable sales charges. However, exchanges from eligible money market funds outside the fund family will be subject to applicable sales charges on the fund shares being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the fund family having a sales charge or by reinvestment or cross-reinvestment of distributions from a fund in the fund family having a sales charge.
Distributions and Taxes
Distributions—The Fund pays out to its shareholders any net investment income and net realized capital gains. Ordinarily, the Fund makes any distributions once a year (normally in December). Gains from foreign currency transactions, if any, are normally distributed in December. The Fund may make additional distributions, if necessary, to avoid federal income or excise taxes.
Unless you designate otherwise, your distributions if any from the Fund will be reinvested in additional shares of the distributing Class of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income dividends in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in shares of the same Class of another fund in the fund family with the same account registration. To
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take advantage of one of these options, please indicate your choice on your application. If you use a financial intermediary, you must consult it about whether your income dividends and capital gain distributions from the Fund will be reinvested in additional shares of the distributing Class of the Fund or paid to you in cash.
How distributions are taxed—Except for tax-advantaged retirement plans and accounts and other tax-exempt investors (collectively, “exempt investors”) and except as noted in the next sentence, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.
Fund distributions to IRAs, Roth IRAs, and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free.
Distributions generally are taxable to shareholders other than exempt investors in the year they are received. In some cases, however, distributions received in January are treated for federal income tax purposes as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.
Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are taxed as ordinary income. However, for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their Fund shares on which the dividends are paid, the Fund’s dividends attributable to “qualified dividend income” (generally, dividends the Fund receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies those restrictions) are subject to maximum federal income tax rates that are lower than the maximum rates for ordinary income (“lower maximum rates”).
Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxed as long-term capital gain and for individual shareholders are subject to the lower maximum rates. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not on when you bought your shares of the Fund or whether you reinvested your distributions.
If, for any taxable year, the Fund distributes an amount that exceeds the sum of its current earnings and profits (generally, the sum of its investment company taxable income plus net capital gain for that year, —which might result from, among other things, the difference between book and tax accounting treatment of certain derivatives and foreign currency transactions—plus its accumulated earnings and profits, if any, that excess generally will not be taxable (a so-called “return of capital”), which will reduce your tax basis in your Fund shares. To the extent that excess is greater than your tax basis, it will be treated as gain from a redemption of your shares (taxed as described below).
Shareholders should review any notice that accompanies a payment of dividends or other distributions to determine whether any portion of the payment represents a return of capital rather than a distribution of the Fund’s net income and/or realized gains.
How share transactions are taxed—When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to exempt investors. For individual shareholders, any capital gain recognized on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the lower maximum rates.
Additional tax—An individual shareholder’s distributions from the Fund and net gains recognized on redemptions and exchanges of Fund shares are subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes distributions from the Fund and net gains from the disposition of Fund shares) or (2) the excess of the individual's “modified adjusted gross income” over a specified threshold amount. This tax is in addition to any other taxes due on that income. You should consult your own tax professional regarding the effect, if any, this tax may have on your investment in Fund shares.
Taxes and You
The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares, and whether you owe federal alternative minimum tax.
How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your financial intermediary sends you after the end of each calendar year. It details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from us or your financial intermediary, also covers your share transactions.
Most importantly, consult your tax professional. Everyone’s tax situation is different, and your tax professional should be able to help you answer any questions you may have.
40

Backup Withholding
The Fund is required to withhold at the backup withholding rate from the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realized a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from the Fund’s distributions to which you are otherwise entitled if you are an individual shareholder and the Internal Revenue Service tells us that you are subject to backup withholding (1) for failing to properly report the receipt of interest or dividend income or (2) for any other reason.
If you use a financial intermediary, you must supply your signed taxpayer identification number form (generally, Form W-9) to your financial intermediary, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.
Buying Shares Before a Distribution
The money the Fund earns, either as net investment income or as net realized capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. Because of this, if you buy shares of the Fund just before it makes such a distribution, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.
Generally, if you are an exempt investor, there are no current tax consequences to you from distributions.
Basis Determination and Reporting
Your basis in Fund shares that you acquired or acquire after December 31, 2011 (collectively, “Covered Shares”), will be determined in accordance with the Fund’s default basis determination method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different basis determination method acceptable to the Internal Revenue Service. The basis determination method may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption. The Fund must report to the Internal Revenue Service and furnish to you the basis information for Covered Shares. See “Additional Tax Information” in the Statement of Additional Information for more information about the rules regarding basis determination and the Fund’s reporting obligation. You should consult with your tax professional to determine the best basis determination method for your tax situation and to obtain more information about how the basis determination and reporting rules apply to you.
Grandfathered Investors
“Grandfathered Investors” are investors in any fund in the Neuberger Berman family of funds who hold their shares directly with Neuberger Berman, who established accounts in Investor Class or Trust Class shares prior to March 1, 2008, and who have continuously maintained an account directly with Neuberger Berman since that date. A Grandfathered Investor's “immediate family” (his or her spouse—or equivalent if recognized under local law—and his or her children under the age of 21) are also deemed “Grandfathered Investors.” A Grandfathered Investor's mother, father, sister, or brother may open a custodial account for the Grandfathered Investor's minor children. Grandfathered Investors do not include any financial intermediaries who have accounts with a fund or shareholders who invest through such financial intermediaries.
Statements and Confirmations—Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).
Systematic Investments—This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 or more a month (for Institutional Class, once you make an initial minimum investment of at least $1 million). You choose the schedule and amount. Your investment money may come from an eligible money market fund outside the fund family or your bank account.
Systematic Withdrawals—This plan lets you arrange withdrawals of at least $100 from a fund in the fund family on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.
41

Electronic Bank Transfers—When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.
FUNDfone®— Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366.
Dollar-Cost Averaging
Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount—say, $100 a month—you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.
Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.
Internet Access
Grandfathered Investors with Internet access can enjoy many valuable and time-saving features by visiting us at www.nb.com.
The site offers more complete information on our funds, including current performance data, portfolio manager interviews, tax information plus educational articles, news and analysis. You can tailor the site so it serves up information that is most relevant to you.
As a Fund shareholder, you can use the web site to access account information 24 hours a day.
42

If you are a Grandfathered Investor buying or selling shares, instructions are provided in the following charts. Investors buying or selling shares through a financial intermediary should contact it for instructions.
Buying Shares—Grandfathered Investors
Method	Things to know	Instructions
Sending us a check	Your first investment must be at least $1,000
Additional investments can be as little as $100
We cannot accept cash, money orders, starter checks, cashier’s checks, travelers checks, or other cash equivalents
You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses
All checks must be made out to “Neuberger Berman Funds”; we cannot accept checks made out to you or other parties and signed over to us	Fill out the application and enclose your check
If regular first-class mail, send to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
If express delivery, registered mail, or certified mail, send to:
Neuberger Berman Funds
c/o State Street Bank and Trust Company
30 Dan Road
Canton, MA 02021
Wiring money	All wires must be for at least $1,000	Before wiring any money, call 800-877-9700 for an order confirmation
Have your financial institution send your wire to State Street Bank and Trust Company
Include your name, the Fund name, your account number and other information as requested
Exchanging from another fund	All exchanges must be for at least $1,000
Both accounts involved must be registered in the same name, address and taxpayer identification number
	An exchange order cannot be cancelled or changed once it has been placed	Call 800-877-9700 to place your order
By telephone	We do not accept phone orders for a first investment Additional shares will be purchased when your order is received in proper form Not available on retirement accounts	Call 800-877-9700 to notify us of your purchase Immediately follow up with a wire or electronic transfer
Setting up systematic investments	All investments must be at least $100 (and for Institutional Class, in addition to an initial minimum investment of at least $1 million)	Call 800-877-9700 for instructions
43

Selling Shares—Grandfathered Investors
Method	Things to know	Instructions
Sending us a letter	Unless you instruct us otherwise, we will mail your proceeds by check to the address of record, payable to the registered owner(s); checks will not be forwarded
If you have designated a bank account on your application, you can request that we wire the proceeds to this account; if the total balance of all of your Neuberger Berman fund accounts is less than $100,000, you will be charged an $8.00 wire fee
You can also request that we send the proceeds to your designated bank account by electronic transfer (ACH) without a fee
You may need a Medallion signature guarantee
Please also supply us with your e-mail address and daytime telephone number when you write to us in the event we need to reach you	Send us a letter requesting us to sell shares signed by all registered owners; include your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions
If regular first-class mail, send to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
If express delivery, registered mail, or certified mail, send to:
Neuberger Berman Funds
c/o State Street Bank and Trust Company
30 Dan Road
Canton, MA 02021
Sending us a fax	For amounts of up to $100,000 Not available if you have changed the address on the account in the past 15 days	Write a request to sell shares as described above Call 800-877-9700 to obtain the appropriate fax number
Calling in your order	All phone orders to sell shares must be for at least $1,000 unless you are closing out an account
Not available if you have declined the phone option or are selling shares in certain retirement accounts (The only exception is for those retirement shareholders who are at least 59½ or older and have their birthdates on file)
	Not available if you have changed the address on the account in the past 15 days	Call 800-877-9700 to place your order Give your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions
Exchanging into another fund	All exchanges must be for at least $1,000
Both accounts involved must be registered in the same name, address and taxpayer identification number
	An exchange order cannot be cancelled or changed once it has been placed	Call 800-877-9700 to place your order
Setting up systematic withdrawals	Withdrawals must be at least $100	Call 800-877-9700 for instructions
44

Market Timing Policy
Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with effective Fund management and adversely affect Fund performance in various ways, including by requiring a portfolio manager to liquidate portfolio holdings at a disadvantageous time or price, by increasing costs (such as brokerage costs) to the Fund by requiring a portfolio manager to effect more frequent purchases and sales of portfolio securities, and possibly by requiring a portfolio manager to keep a larger portion of Fund assets in cash, all of which could adversely affect the interests of long-term shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Fund reserves the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.
The Manager applies the Fund's policies and procedures with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes efforts to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved financial intermediaries may be limited in those instances in which the financial intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all market-timing activities.
Portfolio Holdings Policy
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.
The complete portfolio holdings for the Fund are available at www.nb.com/holdings (click on the tab with the name of the relevant Fund). The complete portfolio holdings for the Fund are generally posted 15-30 days after each quarter-end.
The Fund’s complete portfolio holdings will remain available at this website until the subsequent quarter-end holdings have been posted. Complete portfolio holdings for the Fund will also be available in reports on Form N-Q and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.
No earlier than five business days after quarter-end, the Fund may publicly disclose via various shareholder and public communications, such as portfolio manager commentaries, fact sheets or other marketing materials, which will be publicly available at www.nb.com, certain portfolio characteristics and partial information concerning portfolio holdings for the quarter as of quarter-end, including but not limited to: up to the top 10 holdings of the Fund (if the Fund engages in short selling, it may also disclose up to the top 10 short positions); up to the top 10 holdings that contributed to and/or detracted from performance or were the best and/or worst performers; sector breakdowns or changes to portfolio composition (e.g., buys and sells). This information will remain available at this website until information for the subsequent quarter has been posted.
Fund Structure
The Fund uses a “multiple class” structure. The Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Class A, Class C and Institutional Class shares of the Fund.
45

Appendix A
Financial Intermediary-Specific Sales Charge Waivers and Discounts
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Distributor or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Distributor or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Distributor or through another intermediary to receive these waivers or discounts.
Merrill Lynch:
Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
■	Shares purchased by or through a 529 Plan
■	Shares purchased through a Merrill Lynch affiliated investment advisory program
■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
■	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A, B and C Shares available at Merrill Lynch
■	Death or disability of the shareholder
■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
■	Return of excess contributions from an IRA Account
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
■	Shares acquired through a right of reinstatement
■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch:
Breakpoints, Rights of Accumulation & Letters of Intent
■	Breakpoints as described in this prospectus.
■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund
A-1

family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
UBS Financial Services, Inc.:
Non-profits in brokerage accounts are eligible for sales charge waivers on purchases of Class A shares.
A-2

NEUBERGER BERMAN ALTERNATIVE FUNDS
Class A, Class C and Institutional Class Shares
If you would like further details on this Fund, you can request a free copy of the following documents:
Shareholder Reports. The shareholder reports offer information about the Fund, including:
■	a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund’s performance during the last fiscal year or fiscal period
■	Fund performance data and financial statements
■	portfolio holdings.
Statement of Additional Information (SAI). The SAI contains more comprehensive information on the Fund, including:
■	various types of securities and practices, and their risks
■	investment limitations and additional policies
■	information about the Fund’s management and business structure.
The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.
Investment Manager: Neuberger Berman Investment Advisers LLC
Obtaining Information
You can obtain a shareholder report, SAI, and other information from your financial intermediary, or from:
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104
877-628-2583
Website: www.nb.com
You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520. They are also available from the EDGAR Database on the SEC’s website at www.sec.gov.
You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202-551-8090 for information about the operation of the Public Reference Room.
The Fund’s current net asset value per share is made available at: http://www.nb.com/performance.
The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this prospectus is either a service mark or a registered service mark of Neuberger Berman Investment Advisers LLC. ©2018 Neuberger Berman BD LLC, distributor. All rights reserved.
SEC File Number: 811-21715
T0003 03/18

Neuberger Berman Alternative and Multi-Asset Class Funds
Class R6
Neuberger Berman Multi-Style Premia Fund	NMLRX
Prospectus March 7, 2018
These securities have not been approved or disapproved by the Securities and Exchange Commission and the Commodity Futures Trading Commission, and the Securities and Exchange Commission and Commodity Futures Trading Commission have not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents
Neuberger Berman Alternative and Multi-Asset Class Funds
Fund Summary
Neuberger Berman Multi-Style Premia Fund	2
Descriptions of Certain Practices and Security Types	13
Additional Information about Principal Investment Risks	14
Information about Additional Risks	24
Management of the Fund	25
Financial Highlights	27

YOUR INVESTMENT
Maintaining Your Account	28
Share Prices	31
Distributions and Taxes	32
Market Timing Policy	33
Portfolio Holdings Policy	34
Fund Structure	34

Fund Summary
Neuberger Berman Multi-Style Premia Fund
Class R6 (NMLRX)
GOAL
The Fund seeks absolute (i.e., positive) returns.
Fees and Expenses
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.73
Distribution and/or shareholder service (12b-1) fees	None
Total other expenses[1]	1.41
Other expenses of Fund	1.21
Other expenses of Subsidiary	0.20
Acquired fund fees and expenses[1]	0.04
Total annual operating expenses	2.18
Fee waiver and/or expense reimbursement	1.26
Total annual operating expenses after fee waiver and/or expense reimbursement[2]	0.92
[1]	“Total other expenses” and “Acquired fund fees and expenses” are based on estimated expenses for the current fiscal year; actual expenses may vary.
[2]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) are limited to 0.88% of average net assets. This undertaking lasts until 10/31/2021 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class R6 will repay the Manager for fees and expenses waived or reimbursed for that class provided that repayment does not cause annual operating expenses to exceed 0.88% of its average net assets. Any such repayment must be made within three years after the year in which the Manager incurred the expense.
For purposes of the contractual expense limitations, Operating Expenses shall be deemed to include the Operating Expenses of the Fund’s wholly owned Cayman Islands subsidiary (see the “Principal Investment Strategies” section).
Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.
	1 Year	3 Years
Class R6	$94	$293
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance.
2 Multi-Style Premia Fund

Principal Investment Strategies
The Fund seeks to achieve its goal by providing exposure to certain investment styles or “factors” associated with different asset classes (“Factors”). The Factors are based on the Portfolio Managers’ market views on a variety of asset classes, in an attempt to drive returns across and within such asset classes by identifying and capitalizing upon market risk premiums, inefficiencies and market trends and biases. The Portfolio Managers select Factors for each asset class based on their expectations that a particular Factor will provide a persistent source of returns with low correlation to traditional long-only equity and fixed income markets. The Factors employed by the Portfolio Managers include, but are not limited to, value, momentum, quality, income/carry, curve, low risk and volatility.
The Fund will make long investments in securities and other financial instruments that the Portfolio Managers believe have high exposure to certain Factors and short investments in securities and other financial instruments that the Portfolio Managers believe have low exposure to certain Factors. The Portfolio Managers intend to hold some offsetting long and short positions designed to reduce the Fund’s overall investment exposure and sensitivity to directional market movements. Short positions involve selling a security the Fund does not own or buying a derivative on a security in anticipation that the security’s price will decline. The Portfolio Managers employ a quantitative investment style primarily implemented through a wide-ranging approach that seeks to enhance and broaden the sources of portfolio returns using a disciplined, rules-based process.
Under normal circumstances, the Fund will invest in a variety of asset classes, including, but not limited to: (i) equity securities of companies of any market capitalization throughout the world (including non-U.S. and emerging markets), which may include common and preferred stocks, real estate investment trusts (REITs), and depositary receipts; (ii) fixed income securities; (iii) currencies; (iv) commodities and (v) interest rates. The Fund may take both long and short positions in securities of, and derivative contracts on, each of the asset classes listed above. The Fund may invest without restriction as to issuer capitalization, country, currency, maturity, duration or credit rating; however, the Fund typically will not invest in lower-rated debt securities. The Fund may also obtain investment exposure to these asset classes through investments in exchange traded funds (“ETFs”) or other investment companies, including those managed by the Manager.
The Fund will achieve its exposure to any asset class by using derivatives or holding those assets directly. The Fund may use derivatives, without limitation, and primarily may use four categories of derivatives: (i) future contracts based on securities, indices, interest rates, currencies, commodities and other assets; (ii) forward contracts on securities, indices, currencies, commodities and other assets; (iii) call and put options on securities, indices, futures contracts, interest rates, commodities and currencies; and (iv) swaps, such as total return swaps on securities or indices or interest rate swaps (including constant maturity swaps). Derivatives may be used in an effort to enhance returns; manage or adjust the risk profile of the Fund or the risk of individual positions; replace more traditional direct investments; obtain or reduce exposure to certain markets; establish net short or long positions; adjust the duration of fixed income securities; or alter the Fund’s exposure to markets, currencies, interest rates, sectors and issuers.
The Fund seeks to gain exposure to the commodity markets by investing, directly or indirectly, in futures contracts and/or forwards on individual commodities and other commodity-linked derivative instruments. The performance of these commodity-linked derivative instruments is expected to correspond to the performance of the commodity underlying the derivative instrument, allowing the Fund to gain investment exposure to commodities without having to invest in them directly. Although the Fund may make these investments in commodity-linked derivative instruments directly, the Fund expects to gain exposure to these investments primarily by investing in a wholly owned subsidiary of the Fund formed in the Cayman Islands (“Subsidiary”).
The Subsidiary is managed by Neuberger Berman Investment Advisers LLC and has the same investment goal as the Fund. The Subsidiary may invest without limitation in commodity-linked derivative instruments. The Subsidiary also may invest in fixed income securities, cash or cash equivalent instruments, or money market mutual funds, some of which may serve as collateral for the Subsidiary’s derivative instruments. The Fund will not invest more than 25% of the value of its total assets in the Subsidiary at the end of any quarter of its taxable year.
The Factors employed by the Fund include, but are not limited to:
Value: The Value Factor seeks to buy assets that the Portfolio Managers identify as “cheap” and sell those that the Portfolio Managers identify as “expensive,” in an effort to capture the tendency that “cheap” assets tend to outperform relatively “expensive” assets over time.
Momentum: The Momentum Factor seeks to buy assets that have performed relatively well compared to those that have underperformed in the recent past, in an effort to capture the tendency that “winners” will continue to outperform “losers” in the near future.
3 Multi-Style Premia Fund

Quality: The Quality Factor seeks assets with strong fundamentals, in an effort to capture the tendency that such assets tend to outperform in volatile markets.
Income/Carry: The Income/Carry Factor seeks high quality assets with higher yield than those with lower yield, in an effort to capture the tendency for higher-yielding assets to provide higher total return than lower-yielding assets.
Curve: The Curve Factor seeks returns from buying futures contracts with a relative discount for future delivery and selling futures contracts with a relative premium for future delivery.
Low Risk: The Low Risk Factor aims to capture the tendency for assets with lower statistical measures of price variability to outperform assets with higher statistical measures of price variability over time.
Volatility: The Volatility Factor seeks to capture options premiums, primarily by writing put options, since the prices of options are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility. In a put writing strategy, the Fund (as the seller of the option) receives premiums from the purchaser of the option in exchange for providing the purchaser with the right to sell the underlying instrument to the Fund at a specific price (i.e., the exercise price or strike price). The Volatility Factor will also be expressed through long and short futures positions. Long futures positions will be increased based on bullish price trends, and short futures positions will be increased in response to bearish price trends.
The tendencies, trends and expectations described above are based on historical data; there is no assurance that they will play out in a similar fashion or in each instance in the future.
The Fund is non-diversified and thus may invest a greater percentage of its assets in a single issuer than a diversified fund.
The Portfolio Managers have considerable latitude in selecting the Fund’s investments and may adjust the Fund’s portfolio and overall risk profile by making tactical decisions to overweight or underweight particular asset classes or sectors based on their outlook on the global economy and markets. The Portfolio Managers may adjust the Fund’s overall exposure, including by making changes to the allocations among asset classes, and there is no requirement as to the percentage of the Fund’s assets that must be invested in any asset class.
The Fund’s use of derivative instruments and short sales will result in leverage, which amplifies the risks that are associated with these markets.
Because the Fund will use derivative instruments to gain investment exposure to a variety of asset classes, and because these derivative instruments will not require the Fund to deposit the full notional amount (i.e., the aggregate market value of the underlying reference asset) of the investment, the Fund will invest a significant amount of its total assets in fixed income instruments, money market mutual funds and ETFs; thus its investments in derivative instruments generally will not constitute a significant amount of its total assets, even though its notional exposure may equal or exceed 100% of the Fund’s total assets, sometimes by a significant amount.
In an effort to achieve its goal, the Fund may engage in active and frequent trading.
PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the equity, fixed income, commodity and currency markets, including the related derivatives markets, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The Fund’s use of derivative instruments and short sales will result in leverage, which amplifies the risks that are associated with these markets. The markets’ behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.
The Fund’s investment program requires that the Portfolio Managers understand a variety of instruments traded in markets around the world, the relationships among those instruments and markets, and their relationship to broader political and economic events and trends. A failure to properly understand those instruments or relationships, or to identify and take into account changes in their relationship, may result in losses to the Fund.
The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including, but not limited to, the strength of economic signals, consistency of investment views, risk forecasts, the accuracy of the overall investment models, new regulation in the U.S. and other countries and the Portfolio Managers’ asset allocation decisions. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund.
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The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.
The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can significantly affect the Fund’s performance:
Asset Allocation Risk. The Fund may be invested in an asset class during a period when that asset class underperforms other asset classes. An asset allocation strategy that seeks to reduce portfolio risk by simultaneously investing in non-correlated asset classes may be negatively impacted if correlations change abruptly or unexpectedly.
Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.
Commodity Regulatory Risk. The Fund is deemed a “commodity pool” and the Fund’s investment manager is considered a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act. The Fund’s investment manager is therefore subject to dual regulation by the Securities and Exchange Commission and the Commodity Futures Trading Commission. Compliance with regulations governing commodity pools may increase the Fund’s regulatory compliance costs. The regulatory requirements could change at any time and additional regulations could also be adopted, which may adversely impact the Fund, and the Fund may be compelled to consider significant changes, which could include substantially altering its principal investment strategies or, if deemed necessary, liquidating the Fund.
Commodity Risk. The Fund’s and the Subsidiary's significant investment exposure to the commodities markets and/or a particular sector of the commodities markets may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities. The commodities markets are impacted by a variety of factors, including changes in overall market movements, resource availability, commodity price volatility, speculation in the commodities markets, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities in commodities. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. To the extent the Fund focuses its investments in a particular commodity in the commodities market, the Fund will be more susceptible to risks associated with the particular commodity. No active trading market may exist for certain commodities investments. Because the Fund’s and the Subsidiary's performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of significant fluctuations in the value of the Fund’s shares.
Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able, to pay interest and/or principal when due. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.
Currency Risk. To the extent that the Fund is exposed directly or indirectly to foreign currencies, including through its investments, or invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.
Depositary Receipts Risk. Depositary receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency, and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, depositary receipts involve many of the same risks of investing directly in the underlying foreign securities.
Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. Suitable derivatives
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may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.
Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price.
Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the Fund enters into non-U.S. currency forward contracts with banks, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).
Options. When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying instrument at an exercise price that may be lower than the market price of the instrument, and it gives up the opportunity to profit from a price increase in the underlying instrument above the exercise price. If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. If a call option that the Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, in the case of a covered call, that gain may be offset by a decline in the market value of the underlying instrument during the option period.
When the Fund writes a put option, it assumes the risk that it will have to purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument and the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. If the market price of the underlying instrument declines, the Fund would expect to suffer a loss. However, the premium the Fund received for writing the put should offset a portion of the decline.
If an option that the Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid and the use of those funds.
Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. Swap agreements may shift the Fund’s investment exposure from one type of investment to another.
Historically, the absence of an organized exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The swap market is changing as a result of this legislation. The use of an organized exchange or market for swap transactions may not result in swaps being easier to trade or value.
ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make
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investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.
Foreign and Emerging Market Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.
Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.
Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions may adversely affect growth stocks across several sectors and industries simultaneously.
High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.
Illiquid Investments Risk. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If market interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.
Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives, short positions and securities lending may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful and the Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.
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Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.
Market Direction Risk. Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions. The markets may have considerable volatility from day to day and even in intra-day trading.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Geopolitical risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.
New Fund Risk. The Fund may not be successful in implementing its investment strategy, and its investment strategy may not be successful under all future market conditions, either of which could result in the Fund being liquidated at some future time without shareholder approval and/or at a time that may not be favorable for some shareholders. New funds may not attract sufficient assets to achieve investment, trading or other efficiencies.
Non-Diversified Fund Risk. The Fund is classified as non-diversified. As such, the percentage of the Fund’s assets invested in any single issuer or a few issuers is not limited as much as it is for a Fund classified as diversified. Investing a higher percentage of its assets in any one or a few issuers could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting those issuers.
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, including money market funds, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.
Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks.
Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted,
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prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.
Quantitative Investing and Other Model Risk. The Fund's investment strategies may employ quantitative algorithms and models that rely heavily on the use of proprietary and nonproprietary data, software and intellectual property that may be licensed from a variety of sources. The quality of the resulting analysis and investment selections produced by the portfolio construction process depends on a number of factors including the accuracy of voluminous data inputs into the quantitative models used in the investment process, the mathematical and analytical underpinnings of the coding, the accuracy in translating those analytics into program code, the speed that market conditions change and the successful integration of the various quantitative models in the portfolio selection process. To a significant extent, the performance of a strategy that utilizes quantitative algorithms and models will depend on the success of implementing and managing the algorithms and models that assist in selecting and/or allocating the Fund’s assets. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models may also have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could result.
Quantitative investment techniques also present the risk that errors may occur and such errors may be extremely hard to detect. In some cases, an error can go undetected for a long period of time. In many cases it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. Analytical errors, software errors, development errors and implementation errors as well as data errors are inherent risks. Quantitative investment techniques often require timely and efficient execution of transactions. Inefficient execution of trades can eliminate the ability to capture the pricing differentials that the strategy seeks to capture.
Recent Market Conditions. Some countries, including the U.S., are considering the adoption of more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Also, prices of many U.S. equity securities have increased substantially for the last several years, U.S. unemployment has declined and many market prognosticators reportedly expect the Fed to raise interest rates in an effort to limit inflation and/or believe the market may experience a “correction” to lower values.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes.
In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. Regulators have expressed concern that a general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities, and that such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
REITs and Other Real Estate Companies Risk. REIT and other real estate company securities are subject to risks similar to those of direct investments in real estate and the real estate industry in general, including, among other risks: general and local economic conditions; changes in interest rates; declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in
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rental income; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Regardless of where a REIT is organized or traded, its performance may be affected significantly by events in the region where its properties are located. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of net income and net realized gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The value of REIT common shares may decline when interest rates rise. REIT and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities.
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.
Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
Short Sale Risk. Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market. The Fund may not always be able to close out a short position at a favorable time or price. If the Fund covers its short sale at an unfavorable price, the cover transaction is likely to reduce or eliminate any gain, or cause a loss to the Fund. When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions). The Fund may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund's ability to pursue other opportunities as they arise.
Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments and operations. The commodity-linked derivative instruments and other investments held by the Subsidiary are similar to those that are permitted to be held by the Fund, and thus, present the same risks whether they are held by the Fund or the Subsidiary. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by Neuberger Berman Investment Advisers LLC, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. In adhering to the Fund’s investment restrictions and limitations, Neuberger Berman Investment Advisers LLC will treat the assets of the Subsidiary generally in the same manner as assets that are held directly by the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund and its shareholders.
Tax Risk. To qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”) (“RIC”), and be eligible to receive “pass-through” tax treatment, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from types of income treated as “qualifying income” under the Code. Although qualifying income does not include income derived directly from commodities, including certain commodity-linked derivative instruments, the Internal Revenue Service (“Service”) issued a large number of private letter rulings (which the Fund may not use or cite as
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precedent) between 2006 and 2011 concluding that income a RIC derives from a wholly owned foreign subsidiary (a “CFC”) (such as the Subsidiary) that earns income derived from commodities is qualifying income.
The policies underlying those rulings will be overturned, however, if regulations proposed in September 2016 are finalized as proposed. Under the proposed regulations, a CFC’s income that the Code requires a RIC to include in its gross income each taxable year (“Subpart F Inclusion”), which those rulings concluded was qualifying income for the RIC, will no longer be considered qualifying income, and only distributions the CFC makes to the RIC out of its earnings and profits for the applicable taxable year that are attributable to the Subpart F Inclusion (“Earnings and Profits”) will qualify. The Fund has received an opinion of counsel, which is not binding on the Service or the courts, that distributions the Fund receives out of the Subsidiary’s Earnings and Profits will constitute qualifying income. Although the Fund expects to receive annual distributions from the Subsidiary out of its Earnings and Profits, if any, each taxable year, if in one or more taxable years the Fund did not receive any such distributions (or received less than all of same) or the Service concluded that the amounts it did receive were not “distributions” for federal income tax purposes, the Fund might have difficulty in such years satisfying one of the requirements to qualify as a RIC.

Contemporaneously with publication of the proposed regulations, the Service issued a revenue procedure, which provides that the Service will not “ordinarily” issue private letter rulings on any issue relating to the treatment of a corporation as a RIC that requires a determination of whether a financial instrument or position is a “security.” Accordingly, future rulings regarding the status of commodity-linked notes and other commodity-linked derivative instruments will be rarely issued, if at all.

The federal income tax treatment of the Fund’s income from the Subsidiary also may be adversely affected by future legislation, other Treasury regulations, and/or other guidance issued by the Service that could affect the character, timing of recognition, and/or amount of the Fund’s taxable income and/or net capital gains and, therefore, the distributions it makes. If the Fund failed the qualifying income test for any taxable year but was eligible to and did cure the failure, it would incur potentially significant federal income tax expense. If, on the other hand, the Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax on its taxable income at the corporate tax rate, with the consequences that its income available for distribution to shareholders would be reduced and all such distributions from its current or accumulated earnings and profits would be taxable to its shareholders as dividend income. In that event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or the Fund’s liquidation.
U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.
Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Value Stock Risk. Value stocks may remain undervalued or may decrease in value during a given period or may not ever realize what the portfolio management team believes to be their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions or investor preferences.
PERFORMANCE
Performance history will be included for the Fund after the Fund has been in operation for one calendar year. Until that time, visit www.nb.com or call 800-366-6264 for performance information. Past performance (before and after taxes) is not a prediction of future results.
INVESTMENT MANAGER
Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.
PORTFOLIO MANAGERS
The Fund is co-managed by Ray Carroll (Portfolio Manager), Simon Griffiths (Portfolio Manager) and Frank Maeba (Portfolio Manager). They have managed the Fund since its inception in 2018.
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Buying and Selling Shares
You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is received in proper form. Shares of the Fund generally are available only through investment providers, such as banks, brokerage firms, retirement plan administrators, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Class R6 shares.
For certain institutional investors, shares of the Fund may be available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone or exchange (call 800-366-6264 for instructions). See “Maintaining Your Account” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.
The Fund does not impose minimum purchase requirements for Class R6 shares. However, you should contact your investment provider to determine whether it imposes minimum purchase requirements.
Tax Information
Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.
Payments to Investment Providers and Other Financial Intermediaries
If an investor purchases shares of another class of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of shares of those other classes of the Fund and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund or that other class over another investment. No such payments are made with respect to Class R6. To the extent the Fund makes such payments with respect to another class, they can come only out of the assets of that other class.
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Descriptions of Certain Practices and Security Types
Debt Securities. Debt securities may include securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; corporate bonds; commercial paper; mortgage-backed securities and other asset-backed securities; and loans. Debt securities may include fixed and floating rate debt securities issued by domestic and foreign governments, corporate entities and trust structures that may or may not pay interest at the time of issuance.
Derivatives. A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position. Margin is typically adjusted daily, and adverse market movements may require a party to post additional margin.
Call Options. A call option gives the purchaser the right to buy an underlying asset or other reference instrument at a specified price, regardless of the instrument’s market price at the time. Writing (selling) a call option obligates the writer (seller) to sell the underlying asset or other reference instrument to the purchaser at a specified price if the purchaser decides to exercise the option. A call option is “covered” if the writer (seller) simultaneously holds an equivalent position in the security underlying the option. If the holder exercises an uncovered call option, the seller of the option may have to buy the underlying asset at the current market price to fulfill its obligation. The writer (seller) receives a premium when it writes a call option. Purchasing a call option gives the purchaser the right to buy the underlying asset or other reference instrument from the writer (seller) at a specified price if the purchaser decides to exercise the option. The purchaser pays a premium when it purchases a call option.
Forward Foreign Currency Contracts (“Forward Contracts”). A forward contract is a contract for the purchase or sale of a specific foreign currency at a future date at a fixed price. Forward contracts are not required to be traded on organized exchanges or cleared through regulated clearing organizations.
Futures. A futures contract is a standardized agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or other reference instrument at a future date.
Put Options. A put option gives the purchaser the right to sell an underlying asset or other reference instrument at a specified price, regardless of the instrument’s market price at the time. Writing (selling) a put option obligates the writer (seller) to buy the underlying asset or other reference instrument from the purchaser at a specified price if the purchaser decides to exercise the option. The writer (seller) receives a premium when it writes a put option. Purchasing a put option gives the purchaser the right to sell the underlying asset or other reference instrument to the writer (seller) at a specified price if the purchaser decides to exercise the option. The purchaser pays a premium when it purchases a put option.
Swaps. In a standard swap transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined reference instruments. Swap transactions generally may be used to obtain exposure to a reference instrument without owning or taking physical custody of the reference instrument and generally do not involve delivery of the notional amount of the agreement. Swaps have historically been OTC instruments; however, recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization.
There are various types of swaps including, but not limited to, the following:interest rate swaps (exchanging a floating interest rate for a fixed interest rate) and total return swaps (exchanging a floating interest rate for the total return of a reference instrument).
Emerging Market Countries. Emerging market countries are generally considered to be those countries whose economies are less developed than the economies of countries such as the United States or most nations in Western Europe.
Equity Securities. Equity securities may include common stock, REITs, MLPs, convertible securities (including convertible preferred stock) and preferred stock.
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REITs. A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests. A domestic REIT is not taxed on net income and net realized gains that are distributed to its shareholders, provided it complies with certain requirements of the Internal Revenue Code of 1986, as amended, and similar treatment may also apply to foreign REITs under the laws in which they are formed. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.
Additional Information about Principal Investment Risks
This section provides additional information about the Fund’s principal investment risks described in the Fund Summary section. The following risks are described in alphabetical order and not in order of importance or potential exposure. The Fund may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.
Asset Allocation Risk. The asset classes in which the Fund invests may perform differently from each other at any given time (as well as over the long term), so the Fund will be affected by its allocation among asset classes. The Fund may be invested in an asset class during a period when that asset class underperforms other asset classes. An asset allocation strategy that seeks to reduce portfolio risk by simultaneously investing in non-correlated asset classes may be negatively impacted if correlations change abruptly or unexpectedly.
Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.
Commodity Regulatory Risk. The Fund is deemed a “commodity pool” and the Fund’s investment manager is considered a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act. The Fund’s investment manager is therefore subject to dual regulation by the Securities and Exchange Commission and the Commodity Futures Trading Commission. Compliance with regulations governing commodity pools may increase the Fund’s regulatory compliance costs. The regulatory requirements could change at any time and additional regulations could also be adopted, which may adversely impact the Fund, and the Fund may be compelled to consider significant changes, which could include substantially altering its principal investment strategies or, if deemed necessary, liquidating the Fund.
Commodity Risk. The Fund’s and the Subsidiary’s significant investment exposure to the commodities markets and/or a particular sector of the commodities markets may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities. The commodities markets are impacted by a variety of factors, including changes in overall market movements, resource availability, commodity price volatility, speculation in the commodities markets, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities in commodities. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The frequency, duration and magnitude of such changes cannot be predicted. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of commodities investments. Because the Fund’s and the Subsidiary’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of significant fluctuations in the value of the Fund’s shares.
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Agricultural and Soft Commodities Sector Risk. Risks of investing in agricultural sector commodities include, in addition to other risks, the impact of government policies on planting of certain crops and possible alternative uses of agricultural resources, the location and size of crop production, trading of unprocessed or processed commodity products, and the volume and types of imports and exports.
Energy Sector Risk. Risks of investing in energy sector commodities include, in addition to other risks, price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental and other safety regulations, supply of and demand for energy fuels, energy conservation efforts, capital expenditures on and the success of exploration and production projects, increased competition and technological advances, tax and other government regulations, and policies of the Organization of the Petroleum Exporting Countries (OPEC) and oil importing nations. In addition, companies in the energy sector are at risk of civil liability from accidents resulting in pollution or other environmental damage claims and at risk of loss from terrorism, natural disasters, fires and explosions.
Industrial Metals Sector Risk. Risks of investing in industrial metals sector commodities include, in addition to other risks, substantial price fluctuations over short periods of time, imposition of import controls, increased competition and changes in industrial, governmental, and commercial demand for industrial metals.
Precious Metals Sector Risk. Risks of investing in precious metals sector commodities include, in addition to other risks, changes in the level of the production and sale of precious metals by governments or central banks or other larger holders.
Companies in each of the above sectors could also be affected by, among other things, commodity price volatility, exchange rates, government regulation, mandated expenditures for safety and pollution control devices, inflation expectations, resource availability, import controls, increased competition, technical progress, labor relations, and economic cycles.
Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which may affect a security’s credit quality or value. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. In addition, lower credit quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Entities providing credit or liquidity support also may be affected by credit risk. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit, or bond insurance). Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions.
Currency Risk. To the extent that the Fund is exposed directly or indirectly to foreign currencies, including through its investments, or invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Domestic issuers that hold substantial foreign assets may be similarly affected. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. To the extent the Fund invests or hedges based on the perceived relationship between two currencies, there is a risk that the correlation between those currencies may not behave as anticipated.
Depositary Receipts Risk. Depositary receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency, and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, depositary receipts involve many of the same risks of investing directly in the underlying foreign securities.
Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be
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called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument, and the reference instrument may not perform as anticipated. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. In addition, the Fund’s use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing of income recognition and character of taxable distributions payable to shareholders. Certain aspects of the regulatory treatment of derivative instruments, including federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority.
Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.
When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. Segregated assets are not available to meet redemptions. The amount of assets required to be segregated will depend on the type of derivative the Fund uses and the nature of the contractual arrangement. If the Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which would increase the degree of leverage the Fund could undertake through derivatives and otherwise. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities or other instruments from its portfolio at a time when it may be disadvantageous to do so. The Fund may remain obligated to meet margin requirements until a derivatives position is closed.
Although the Fund may use derivatives to attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses.
Additional risks associated with certain types of derivatives are discussed below:
Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price.
Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the Fund enters into non-U.S. currency forward contracts with banks, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).
Options. When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying instrument at an exercise price that may be lower than the market price of the instrument, and it gives up the opportunity to profit from a price increase in the underlying instrument above the exercise price. If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. If a call option that the Fund has
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written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, in the case of a covered call, that gain may be offset by a decline in the market value of the underlying instrument during the option period.
When the Fund writes a put option, it assumes the risk that it will have to purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument and the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. If the market price of the underlying instrument declines, the Fund would expect to suffer a loss. However, the premium the Fund received for writing the put should offset a portion of the decline.
If an option that the Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid and the use of those funds.
Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. Swap agreements may shift the Fund’s investment exposure from one type of investment to another.
Historically, the absence of an organized exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The swap market is changing as a result of this legislation. The use of an organized exchange or market for swap transactions may not result in swaps being easier to trade or value.
Changes in the Law Governing Derivatives. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively OTC and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.
ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track because of, for example, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.
Foreign and Emerging Market Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete, or inaccurate. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic, or regulatory conditions in foreign countries, as well as currency exchange rates. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.
Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and
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global changes, and may suffer from extreme and volatile debt burdens or inflation rates. Emerging market countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Additionally, in times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.
Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. To the extent that the Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested.
The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc.
Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions may adversely affect growth stocks across several sectors and industries simultaneously. Growth stocks also may lack the dividends often associated with value stocks that can cushion their decline in a falling market. While the price of any type of stock may rise and fall rapidly, growth stocks may underperform during periods when the market favors value stocks.
High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.
Illiquid Investments Risk. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time. Judgment plays a greater role in pricing these investments than it does in pricing investments having more active markets, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly, particularly during periods of increased market volatility or adverse investor perception. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. The Fund may receive illiquid securities as a result of its investment in securities involved in restructurings.
Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If market interest rates rise, the value of such securities may decline. Interest rates may change in response to the supply and demand for credit, changes to government monetary policy and other initiatives, inflation rates, and other factors. Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. For example, if interest rates increase by 1%, a debt security with a duration of two years will decrease in value by approximately 2%. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment grade debt securities.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole. The value of an issuer’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer,
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unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, may have a significant adverse effect on the value of an issuer’s securities.
Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives, short positions and securities lending may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. For certain instruments or transactions that create leverage, or have embedded leverage, relatively small market fluctuations may result in large changes in the value of such investments. In addition, the costs that the Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of the Fund compared with what it would have been had the Fund not used leverage. There can be no assurance that the Fund’s use of any leverage will be successful and the Fund’s investment exposure can exceed its net assets, sometimes by a significant amount. When the Fund utilizes certain of these practices, it must comply with certain asset coverage requirements, which at times may require the Fund to dispose of some of its holdings at unfavorable times or prices.
Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of securities by the underperformance of a sector or during market downturns. There may also be less trading in small- or mid-cap securities, which means that buy and sell transactions in those securities could have a larger impact on a security’s price than is the case with large-cap securities and the Fund may not be able to liquidate a position at a particular time.
Market Direction Risk. Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions. The markets may have considerable volatility from day to day and even in intra-day trading.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. Changes in the financial condition of a single issuer may impact a market as a whole. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects.
Non-Diversified Fund Risk. The Fund is classified as non-diversified. As such, the percentage of the Fund’s assets invested in any single issuer or a few issuers is not limited as much as it is for a Fund classified as diversified. Investing a higher percentage of its assets in any one or a few issuers could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting those issuers.
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Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial adverse impact on the Fund and its shareholders.
The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, including money market funds, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them.
Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of directors to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.
Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.
Quantitative Investing and Other Model Risk. The Fund's investment strategies may employ quantitative algorithms and models that rely heavily on the use of proprietary and nonproprietary data, software and intellectual property that may be licensed from a variety of sources. The quality of the resulting analysis and investment selections produced by the portfolio construction process depends on a number of factors including the accuracy of voluminous data inputs into the quantitative models used in the investment process, the mathematical and analytical underpinnings of the coding, the accuracy in translating those analytics into
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program code, the speed that market conditions change and the successful integration of the various quantitative models in the portfolio selection process.
Each component of the investment process has elements that present the possibility for human error. Because the financial markets are constantly evolving, most trading systems and models require continual monitoring and enhancements. There is no guarantee that such enhancements to the various quantitative models will be identified or implemented on a timely basis or that they will be successful. The use of a trading system or model that is not effective could at any time have a material adverse effect on the performance of the Fund. The successful deployment of the portfolio construction process could be severely compromised by unforeseeable software or hardware malfunction and other technological failures, power loss, software bugs, malicious code such as “worms,” viruses or system crashes or various other events or circumstances within or beyond the control of the Portfolio Managers.
To a significant extent, the performance of a strategy that uses quantitative algorithms and models will depend on the success of implementing and managing the algorithms and models that assist in selecting and/or allocating the Fund’s assets. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models may also have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could result.
Quantitative investment techniques also present the risk that errors may occur and such errors may be extremely hard to detect. In some cases, an error can go undetected for a long period of time. In many cases it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. Analytical errors, software errors, development errors and implementation errors as well as data errors are inherent risks. Quantitative investment techniques often require timely and efficient execution of transactions. Inefficient execution of trades can eliminate the ability to capture the pricing differentials that the strategy seeks to capture.
Investment process errors are those errors that occur during the process of generating trade list recommendations for the strategy. Examples of investment process errors include analytical errors, software errors, program code errors, development errors and implementation errors.
Recent Market Conditions. Some countries, including the U.S., are considering the adoption of more protectionist trade policies, movement away from the tighter financial industry regulations that followed the 2008 financial crisis, and enactment of a reduced corporate tax rate (as the U.S. recently did). The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Also, prices of many U.S. equity securities have increased substantially for the last several years, U.S. unemployment has declined and many market prognosticators reportedly expect the Fed to raise interest rates in an effort to limit inflation and/or believe the market may experience a “correction” to lower values.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. For example, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility.
In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, official statistics indicate a recent growth rate in China that is significantly lower than that in the early part of the decade. This has adversely affected worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are impossible to know for sure at this point. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of trade relations between the UK and the EU and other major economies following Brexit, which are matters to be negotiated.
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Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. In addition, redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. Regulators have expressed concern that a general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities, and that such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
REITs and Other Real Estate Companies Risk. REIT and other real estate company securities are subject to risks similar to those of direct investments in real estate and the real estate industry in general, including, among other risks: general and local economic conditions; changes in interest rates; declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Regardless of where a REIT is organized or traded, its performance may be affected significantly by events in the region where its properties are located. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of net income and net realized gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The value of REIT common shares may decline when interest rates rise. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.
Most equity REITs receive a flow of income from property rentals, which, after covering their expenses, they pay to their shareholders in the form of dividends. Equity REITs may be affected by changes in the value of the underlying property they own, while mortgage REITs may be affected by the quality of any credit they extend.
REIT and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities. Some of the REIT securities in which the Fund invests may be preferred stock, which receives preference in the payment of dividends.
Risk Management. Management undertakes certain analyses with the intention of identifying particular types of risks and reducing the Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Fund’s exposure to such events; at best, it may only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, management will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance. For information about the risks of investing in particular sectors, see the Fund’s Statement of Additional Information.
Short Sale Risk. Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time
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may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes up in price during the period during which the short position is outstanding, the Fund will realize a loss on the transaction.
Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market and may increase losses and the volatility of returns.
The Fund may not always be able to close out a short position at a favorable time or price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss to the Fund. The Fund incurs expenses for borrowing securities that may include fees paid to the lender and amounts equal to dividends or interest paid by the borrowed security.
When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund’s ability to pursue other opportunities as they arise.
Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments and operations. The commodity-linked derivative instruments and other investments held by the Subsidiary are similar to those that are permitted to be held by the Fund, and thus, present the same risks whether they are held by the Fund or the Subsidiary. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by Neuberger Berman Investment Advisers LLC, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. In adhering to the Fund’s investment restrictions and limitations, Neuberger Berman Investment Advisers LLC will treat the assets of the Subsidiary generally in the same manner as assets that are held directly by the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund and its shareholders.
Tax Risk. To qualify as a RIC under the Code, and be eligible to receive “pass-through” tax treatment, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from types of income treated as “qualifying income” under the Code. Although qualifying income does not include income derived directly from commodities, including certain commodity-linked derivative instruments, the Service issued a large number of private letter rulings (which the Fund may not use or cite as precedent) between 2006 and 2011 concluding that income a RIC derives from a wholly owned foreign subsidiary (a “CFC”) (such as the Subsidiary) that earns income derived from commodities is qualifying income. The Fund has received an opinion of counsel, which is not binding on the Service or the courts, that income the Fund derives from the Subsidiary should constitute qualifying income.
The policies underlying those rulings will be overturned, however, if regulations proposed in September 2016 are finalized as proposed. Under the proposed regulations, a CFC’s income that the Code requires a RIC to include in its gross income each taxable year (“Subpart F Inclusion”), which those rulings concluded was qualifying income for the RIC, will no longer be considered qualifying income, and only distributions the CFC makes to the RIC out of its earnings and profits for the applicable taxable year that are attributable to the Subpart F Inclusion (“Earnings and Profits”) will qualify. The Fund has received an opinion of counsel, which is not binding on the Service or the courts, that distributions the Fund receives out of the Subsidiary’s Earnings and Profits will constitute qualifying income. Although the Fund expects to receive annual distributions from the Subsidiary out of its Earnings and Profits, if any, each taxable year, if in one or more taxable years the Fund did not receive any such distributions (or received less than all of same) or the Service concluded that the amounts it did receive were not “distributions” for federal income tax purposes, the Fund might have difficulty in such years satisfying one of the requirements to qualify as a RIC.
Contemporaneously with publication of the proposed regulations, the Service issued a revenue procedure, which provides that the Service will not “ordinarily” issue private letter rulings on any issue relating to the treatment of a corporation as a RIC that requires a determination of whether a financial instrument or position is a “security.” Accordingly, future rulings regarding the status of commodity-linked notes and other commodity-linked derivative instruments will be rarely issued, if at all.
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The federal income tax treatment of the Fund’s income from the Subsidiary also may be adversely affected by future legislation, other Treasury regulations, and/or other guidance issued by the Service that could affect the character, timing of recognition, and/or amount of the Fund’s taxable income and/or net capital gains and, therefore, the distributions it makes. If the Fund failed the qualifying income test for any taxable year but was eligible to and did cure the failure, it would incur potentially significant federal income tax expense. If, on the other hand, the Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax on its taxable income at the corporate tax rate, with the consequences that its income available for distribution to shareholders would be reduced and all such distributions from its current or accumulated earnings and profits would be taxable to its shareholders as dividend income. In that event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or the Fund’s liquidation.
U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by the issuer’s right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. These securities carry at least some risk of non-payment.
In recent years, credit rating agencies have shown some concern about whether the U.S. government has the political will necessary to service all of its outstanding and expected future debt, and some have adjusted their ratings or outlook for U.S. government debt accordingly. These developments, and the factors underlying them, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the government's ability to access the debt markets on favorable terms. In addition, these developments could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by the Fund.
Valuation Risk. The price at which the Fund sells any particular investment may differ from the Fund’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require the Fund to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not held fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain futures and fixed income securities, and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded but before the Fund determines its net asset value. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Value Stock Risk. Value stocks may remain undervalued or may decrease in value during a given period, may not ever realize what the portfolio management team believes to be their full value, or may turn out to have been appropriately priced at the time the Fund purchased them. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions, or because the stocks’ worth was misgauged. Entire industries or sectors may lose favor with investors, and the Fund, in seeking value stocks, may focus its investments more heavily in those industries or sectors.
Information about Additional Risks
As discussed in the Statement of Additional Information, the Fund may engage in certain practices and invest in certain securities in addition to those described as its “principal investment strategies” in its Fund Summary section. For example, should the Fund engage in borrowing or securities lending, it will be subject to the additional risks associated with these practices.
Borrowing money or securities lending would create investment leverage, meaning that certain gains or losses would be amplified, increasing share price movements. With respect to borrowing, the Fund may borrow money to obtain the collateral needed to borrow a security in order to effect a short sale of that security. The cost to the Fund of borrowing may exceed the profits attained on any such shorts positions. Similarly, the Fund may lend securities and use the collateral obtained from the securities loans as the collateral necessary to borrow a security on which the Fund is taking a short position. Securities lending involves some risk of loss of the Fund’s rights in the collateral should the borrower fail financially.
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In addition, the Fund may be an investment option for a Neuberger Berman mutual fund that is managed as a “fund of funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
In anticipation of adverse or uncertain market, economic, political, or other temporary conditions, including during periods of high cash inflows or outflows, the Fund may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets uninvested) for defensive purposes. Doing so could help the Fund avoid losses, but may mean lost opportunities. In addition, in doing so different factors could affect the Fund’s performance and the Fund may not achieve its goal.
The Fund may change its goal without shareholder approval, although it does not currently intend to do so.
Please see the Statement of Additional Information for more information.
Management of the Fund
Investment Manager
Neuberger Berman Investment Advisers LLC (“Manager”), located at 1290 Avenue of the Americas, New York, NY 10104, is the Fund’s investment manager and administrator. Neuberger Berman BD LLC (“Distributor”), located at 1290 Avenue of the Americas, New York, NY 10104, is the Fund’s distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund’s investments and handling its day-to-day business. The services provided by the Manager as the investment manager and administrator include, among others, overall responsibility for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Fund, which may include, among others, compliance monitoring, operational and investment risk management, legal and administrative services and portfolio accounting services. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. Together, the Neuberger Berman affiliates manage approximately $295 billion in total assets (as of 12/31/2017) and continue an asset management history that began in 1939.
NBIA may engage one or more of foreign affiliates that are not registered under the 1940 Act (“participating affiliates”) in accordance with applicable SEC no-action letters. As participating affiliates, whether or not registered with the SEC, the affiliates may provide designated investment personnel to associate with NBIA as “associated persons” of NBIA and perform specific advisory services for NBIA, including services for the Fund, which may involve, among other services, portfolio management and/or placing orders for securities and other instruments. The employees of a participating affiliate are designated to act for NBIA and are subject to certain NBIA policies and procedures as well as supervision and periodic monitoring by NBIA. The Fund will pay no additional fees and expenses as a result of any such arrangements. Neuberger Berman Breton Hill ULC (“NBBH”) is considered a participating affiliate of NBIA pursuant to applicable regulatory guidance.
Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that have not been waived. The Fund enters into contractual arrangements with various parties, including, among others, the Manager, who provide services to the Fund. Shareholders are not parties to, or intended to be third party beneficiaries of, those contractual arrangements. Where shareholders are not third party beneficiaries of contractual arrangements, those contractual arrangements cannot be enforced by shareholders acting on their own behalf.
The Fund will pay the Manager a fee at the annual rate of 0.65% of the Fund’s average daily net assets for investment advisory services. Class R6 shares of the Fund pays the Manager fees at the annual rate of 0.08% of the Fund’s average daily net assets allocable to the class for administrative services provided to the class.
The Manager has obtained “manager of managers” exemptive relief from the SEC that permits the Manager, subject to the approval of the Board of Trustees, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement with an unaffiliated subadviser for the Fund without obtaining shareholder approval. The exemptive order permits the Fund to add or to change unaffiliated subadvisers or to change the fees paid to such subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Under this order, the Manager has ultimate responsibility (subject to oversight by the Board) to oversee the subadvisers and recommend their hiring, termination, and replacement. The Fund will notify shareholders of any change in the identity of a subadviser or the addition of a subadviser to the Fund.
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A discussion regarding the basis for the approval of the Fund’s investment advisory agreement by the Board of Trustees will be available in the Fund’s initial shareholder report.
Portfolio Managers
Please see the Statement of Additional Information for additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares in the Fund(s) that he manages.
Neuberger Berman Multi-Style Premia Fund
Ray Carroll, PhD, CFA, Managing Director and Chief Investment Officer of NBBH. Prior to 2017, he was a Chief Executive Officer for Breton Hill Capital Ltd (“Breton Hill”), responsible for fund performance, investment decisions, and risk management. Mr. Carroll co-founded Breton Hill after 13 years of capital markets and alternative investing experience.
Frank Maeba, CFA, Managing Director and Head of Investments of NBBH. Prior to 2017, he was a Managing Partner at Breton Hill, where he was a member of the Management Committee and led the Portfolio Management team. Mr. Maeba has over 20 years of macro trading experience and is responsible for executing portfolio strategies, managing risks through optimal structuring of positions and identifying investment opportunities.
Simon Griffiths, CFA, Managing Director and Head of Quantitative Research & Development of NBBH. Prior to 2017, he was a Managing Partner at Breton Hill, where he was a member of the Management Committee. Mr. Griffiths has over 15 years’ experience applying investment research to institutional portfolios.
About the Fund’s Wholly Owned Subsidiary
The Fund invests in a wholly owned subsidiary (“Subsidiary”).
The Subsidiary is an exempted company, the members of which have limited liability, incorporated under the laws of the Cayman Islands. The Fund invests in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the Code applicable to RICs. The Fund must maintain no more than 25% of the value of its total assets in the Subsidiary at the end of every quarter of its taxable year.
The Subsidiary is overseen by its own board of directors. However, the Fund’s Board of Trustees maintains oversight responsibility for investment activities of the Subsidiary generally as if the Subsidiary’s investments were held directly by the Fund. The Manager is responsible for the Subsidiary’s day-to-day business pursuant to a separate investment advisory agreement between the Subsidiary and the Manager. Under this agreement, the Manager provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund.
In managing the Subsidiary’s investment portfolio, and in adhering to the Fund’s compliance policies and procedures and investment policies and restrictions, the Manager will treat the assets of the Subsidiary generally in the same manner as assets that are held directly by the Fund.
The Subsidiary bears the other fees and expenses it incurs in connection with its operations, such as those for services it receives from third party service providers.
Please refer to the Statement of Additional Information for additional information about the organization and management of the Subsidiary.
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Financial Highlights
When this prospectus was prepared, the Fund had not yet commenced operations and had no financial highlights to report.
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Your Investment
Maintaining Your Account
Class R6 shares described in this prospectus generally are available only through financial intermediaries, such as banks, brokerage firms, retirement plan administrators, and financial advisers. For certain investors, shares of the Fund may be available directly from Neuberger Berman BD LLC, the Fund's Distributor.
Class R6 shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the financial intermediary), certain products managed by Neuberger Berman or funds in the Neuberger Berman family of funds and certain other investors if approved by the Distributor.
Class R6 shares generally are not available to retail non-retirement accounts, traditional individual retirement accounts (IRAs), Roth IRAs, Coverdell education savings accounts, SEPs, SARSEPs, SIMPLE IRAs, or individual 403(b) plans.
Eligible retirement plans generally may open an account and purchase Class R6 shares by contacting a financial intermediary authorized to sell the Fund's shares. Class R6 shares may not be available through certain financial intermediaries.
Plan participants who are considering an investment in the Fund should contact their employer, retirement plan administrator, or service agent that provides shareholder servicing, record keeping, account maintenance or other services for their retirement plan (“Plan Service Provider”) for details about the Fund that are available under their retirement plan and the procedures for buying and selling shares.
The Fund does not impose minimum purchase requirements for Class R6 shares. However, you should contact your Plan Service Provider to determine whether it imposes minimum purchase requirements.
The Fund does not issue certificates for shares.
For certain investors, shares of the Fund may be available for purchase directly from the Distributor by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021) or by wire, fax, telephone or exchange. Please call 800-866-6264 for an application and instructions.
We cannot accept cash, money orders, starter checks, travelers checks, or other cash equivalents. We do accept Bank Checks and Cashier’s Checks from U.S. Financial Institutions. You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses. All checks must be made out to “Neuberger Berman Funds”; we cannot accept checks made out to you or other parties and signed over to us.
If you bought shares directly from the Distributor, to sell shares send a letter signed by all registered owners; include your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions. If by regular, first class mail, send to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. If by express delivery, registered mail, or certified mail, send to Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021. Unless you instruct us otherwise, we will mail your proceeds by check to the address of record, payable to the registered owner(s); checks will not be forwarded. If you have a designated bank account on your application, you can request that we wire the proceeds to this account. You can also request that we send the proceeds to your designated bank account by electronic transfer (ACH). Please also supply us with your e-mail address and daytime telephone number when you write to us in the event we need to reach you.
You can move an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of the other fund. There are three things to remember when making an exchange:
■	both accounts must have the same registration
■	you will need to observe any eligibility requirements, including minimum investment and minimum account balance requirements for the fund accounts involved
■	because an exchange is treated as a sale (redemption) of the exchanged shares for federal income tax purposes, consider any tax consequences before placing your order.
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The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Contact your financial intermediary to see if it allows you to take advantage of the fund exchange program and for its policies to effect an exchange. Your ability to exchange to another fund in the fund family may be limited by the availability of a given fund in your retirement plan as determined by your Plan Service Provider.
Every buy or sell order will be processed at the next share price to be calculated after the order has been received in proper form. Purchase orders are deemed “received in proper form” when the Fund's transfer agent has received payment for the shares. Redemption orders are deemed “received in proper form” when the Fund's transfer agent has received your order to sell Fund shares. In the case of certain institutional investors, the Distributor will process purchase orders when received, on the basis of a pre-existing arrangement to make payment by the following morning. These policies apply to the financial intermediaries who invest in the Fund. Please contact your financial intermediary for its policies.
The Fund typically expects to meet redemption requests, under both normal and stressed market conditions, by redeeming cash and cash equivalent portfolio holdings and/or selling portfolio securities or other instruments. As described further above and in the Fund's Statement of Additional Information, the Fund also reserves the right to redeem an investor’s shares in kind (i.e., providing investors with portfolio securities instead of cash), in whole or in part to meet redemption requests in stressed market conditions and other appropriate circumstances.
Redemptions in kind may cause you to incur transaction costs to the extent you dispose of the securities redeemed in kind and the value of the securities redeemed in kind may decrease between the time of redemption and the time of such sale. The Fund may also borrow under any available line of credit and other available methods to meet redemption requests in both normal and stressed market conditions and other appropriate circumstances.
Under certain circumstances, which may include normal and stressed market conditions, the Fund reserves the right to:
■	suspend the offering of shares
■	reject any exchange or purchase order
■	suspend or reject future purchase orders from any investor who has not provided timely payment to settle a purchase order
■	change, suspend, or revoke the exchange privilege
■	satisfy an order to sell Fund shares with securities rather than cash
■	suspend or postpone investors’ ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when trading on the New York Stock Exchange (“Exchange”) is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)
■	suspend or postpone investors' ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange or the bond market is closed
■	suspend or postpone investors' ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange, the Federal Reserve or the bond market closes early (e.g., on the eve of a major holiday or because of a local emergency, such as a blizzard)
■	remain open and process orders to purchase or sell Fund shares when the Exchange is closed.
The Fund reserves the right to pay in kind for redemptions. The Fund does not redeem in kind under normal circumstances, but would do so when the Manager or the Board of Trustees determines that it is in the best interests of the Fund’s shareholders as a whole or the transaction is otherwise effected in accordance with procedures adopted by the Board of Trustees.
Proceeds from the sale of shares—The proceeds from the shares you sell are typically sent out the next business day after your order is executed, and nearly always within seven days regardless of payment type. When you sell shares through your financial intermediary, contact your provider to find out when proceeds will be sent to you. There are two cases in which proceeds may be delayed beyond this time:
■	in unusual circumstances where the law allows additional time if needed
■	if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.
If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.
Uncashed checks—We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. Checks will not be forwarded if the address of record is incorrect. After allowing a
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reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement. We may be required to transfer assets related to uncashed checks to a state government under the state’s unclaimed or abandoned property law.
Statements and Confirmations—Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).
Important information regarding unclaimed/abandoned property — If your financial intermediary (or, if you bought your shares directly, the Distributor) is unable to locate you, then it is required by law to determine whether your account(s) must be deemed “unclaimed” or “abandoned.” Your financial intermediary (or the Distributor) is required to transfer (or escheat) unclaimed or abandoned property to the appropriate state government in accordance with state law. Your account(s) may also be deemed “unclaimed” or “abandoned” and subsequently transferred to the appropriate state government if no activity (as defined by that state) occurs within the account(s) during the period of time specified by state law or if checks related to the account(s) remain uncashed. Your last known address of record determines which state has jurisdiction.
It is your responsibility to ensure that your financial intermediary (or the Distributor) maintains a correct address for your account(s). An incorrect address may cause your account statements and other mailings to be returned as undeliverable. Neither the Distributor nor the Fund nor its Transfer Agent will be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you use a financial intermediary, contact that provider regarding applicable state escheatment laws.
Financial Intermediaries
Class R6 shares described in this prospectus may be purchased through certain financial intermediaries, such as banks, brokerage firms, retirement plan administrators, and financial advisers.
The fees and policies outlined in this prospectus are set by the Fund and by the Distributor. However, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy and sell Class R6 shares, investor services, and additional policies.
In exchange for the services it offers, your financial intermediary may charge fees that are in addition to those described in this prospectus.
A Plan Service Provider or an employee benefits office can provide plan participants with detailed information on how to participate in the plan, elect the Fund as an investment option, elect different investment options, alter the amounts contributed to the plan, or change allocations among investment options. For questions about participant accounts, plan participants should contact their Plan Service Provider or their employee benefits office.
Financial intermediaries may provide some of the shareholder servicing and account maintenance services required by plan accounts and their plan participants, including transfers of registration, dividend payee changes and generation of confirmation statements, and may arrange for Plan Service Providers to provide other investment or administrative services. Financial intermediaries may charge plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, plans may charge plan participants for certain expenses, which are in addition to those described in this prospectus. These fees and additional amounts could reduce an investment return in Class R6 shares of the Fund.
Information Required from New Accounts
To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.
When you open an account, we (which may include your financial intermediary acting on our behalf) will require your name, address, date of birth, and social security number or other taxpayer identification number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.
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Share Prices
Because Class R6 shares of the Fund do not have a sales charge, the price you pay for each share of the Fund is the Fund’s net asset value per share. Similarly, because the Fund does not charge fees for selling shares, your Fund pays you the full share price (net asset value) when you sell shares.
If you use a financial intermediary, that provider may charge fees that are in addition to those described in this prospectus.
The Fund is generally open for business every day the Exchange is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is scheduled to be closed. When the Exchange is closed for unusual reasons, Fund shares will generally not be priced although the Fund may decide to remain open and price Fund shares and in such a case, the Fund would post a notice on www.nb.com.
The Fund normally calculates its share price on each day the Exchange is open once daily as of 4:00 P.M., Eastern time. In the event of an emergency or other disruption in trading on the Exchange, the Fund’s share price would still normally be determined as of 4:00 P.M., Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been received in proper form (see “Maintaining Your Account” for information on placing orders). Check with your financial intermediary to find out by what time your order must be received so that it can be processed the same day. Depending on when your financial intermediary accepts orders, it is possible that the Fund’s share price could change on days when you are unable to buy or sell shares.
Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is received in proper form.
Share Price Calculations
The net asset value per share of Class R6 of the Fund is the total value of Fund assets attributable to Class R6 minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of the Fund's portfolio securities changes every business day, its share price usually changes as well.
The Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated. Equity securities (including securities issued by ETFs) and exchange-traded derivative instruments held by the Fund generally are valued by one or more independent pricing services approved by the Board of Trustees at the last reported sale price or official closing price or, if there is no reported sale quoted on a principal exchange or market for that security or official closing price, on the basis of market quotations. Debt securities and certain derivative instruments that do not trade on an exchange generally are valued by one or more independent pricing services approved by the Board of Trustees on the basis of market quotations and in the case of derivatives, market data about the underlying investments. Short-term securities held by the Fund may be valued on the basis of amortized cost, unless other factors indicate that amortized cost is not an accurate estimate of the security’s value.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share. The prospectuses for these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.
If a valuation for a security is not available from an independent pricing service or if the Manager believes in good faith that the valuation does not reflect the amount the Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Board of Trustees. The Fund may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the time as of which the Fund’s share price is calculated.
The Fund may also fair value securities that trade in a foreign market if significant events that appear likely to affect the value of those securities occur between the time the foreign market closes and the time as of which the Fund’s share price is calculated. Significant events may include (1) corporate actions or announcements that affect a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts that affect a country or region, or (4) significant domestic or foreign market fluctuations.
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The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of the Manager, operating under procedures approved by the Board of Trustees, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect the Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of the Fund’s net asset value by such traders.
Distributions and Taxes
Distributions—The Fund pays out to its shareholders any net investment income and net realized capital gains. Ordinarily, the Fund makes any distributions once a year (normally in December). Gains from foreign currency transactions, if any, are normally distributed in December. The Fund may make additional distributions, if necessary, to avoid federal income or excise taxes.
Unless you designate otherwise, your distributions from the Fund will be reinvested in additional Class R6 shares of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income dividends in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in Class R6 shares of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application or contact the Fund in writing or by phone if you bought shares directly. If you use a financial intermediary, you must consult it about whether your income dividends and capital gain distributions from the Fund will be reinvested in additional Class R6 shares of the Fund or paid to you in cash.
How distributions are taxed—Except for tax-advantaged retirement plans and other tax-exempt investors (collectively, “exempt investors”) and except as noted in the next sentence, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.
Fund distributions to qualified retirement plans generally are tax-free. Eventual withdrawals from retirement plans generally are subject to federal income tax.
Distributions generally are taxable to shareholders other than exempt investors in the year they are received. In some cases, however, distributions received in January are treated for federal income tax purposes as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.
Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are taxed as ordinary income. However, for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their Fund shares on which the dividends are paid, the Fund’s dividends attributable to “qualified dividend income” (generally, dividends the Fund receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies those restrictions) are subject to maximum federal income tax rates that are lower than the maximum rates for ordinary income (“lower maximum rates”).
Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxed as long-term capital gain and for individual shareholders are subject to the lower maximum rates. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not on when you bought your shares of the Fund or whether you reinvested your distributions.
If, for any taxable year, the Fund distributes an amount that exceeds the sum of its current earnings and profits (generally, the sum of its investment company taxable income plus net capital gain for that year, —which might result from, among other things, the difference between book and tax accounting treatment of certain derivatives and foreign currency transactions—plus its accumulated earnings and profits, if any, that excess generally will not be taxable (a so-called “return of capital”), which will reduce your tax basis in your Fund shares. To the extent that excess is greater than your tax basis, it will be treated as gain from a redemption of your shares (taxed as described below).
Shareholders should review any notice that accompanies a payment of dividends or other distributions to determine whether any portion of the payment represents a return of capital rather than a distribution of the Fund’s net income and/or realized gains.
How share transactions are taxed—When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to exempt investors. For individual shareholders, any capital gain recognized on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the lower maximum rates.
Additional tax—An individual shareholder’s distributions from the Fund and net gains recognized on redemptions and exchanges of Fund shares are subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes distributions from the Fund and net gains from the disposition of Fund shares) or (2) the excess of the
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individual's “modified adjusted gross income” over a specified threshold amount. This tax is in addition to any other taxes due on that income. You should consult your own tax professional regarding the effect, if any, this tax may have on your investment in Fund shares.
Taxes and You
The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares, and whether you owe federal alternative minimum tax.
How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your financial intermediary sends you after the end of each calendar year. It details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from us or your financial intermediary, also covers your share transactions.
Most importantly, consult your tax professional. Everyone’s tax situation is different, and your tax professional should be able to help you answer any questions you may have.
Backup Withholding
The Fund is required to withhold at the backup withholding rate from the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realized a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from the Fund’s distributions to which you are otherwise entitled if you are an individual shareholder and the Internal Revenue Service tells us that you are subject to backup withholding (1) for failing to properly report the receipt of interest or dividend income or (2) for any other reason.
If you use a financial intermediary, you must supply your signed taxpayer identification number form (generally, Form W-9) to your financial intermediary, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.
Buying Shares Before a Distribution
The money the Fund earns, either as net investment income or as net realized capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. Because of this, if you buy shares of the Fund just before it makes such a distribution, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.
Generally, if you are an exempt investor, there are no current tax consequences to you from distributions.
Basis Determination and Reporting
Your basis in Fund shares that you acquired or acquire after December 31, 2011 (collectively, “Covered Shares”), will be determined in accordance with the Fund’s default basis determination method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different basis determination method acceptable to the Internal Revenue Service. The basis determination method may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption. The Fund must report to the Internal Revenue Service and furnish to you the basis information for Covered Shares. See “Additional Tax Information” in the Statement of Additional Information for more information about the rules regarding basis determination and the Fund’s reporting obligation. You should consult with your tax professional to determine the best basis determination method for your tax situation and to obtain more information about how the basis determination and reporting rules apply to you.
Market Timing Policy
Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with effective Fund management and adversely affect Fund performance in various ways, including by requiring a portfolio manager to liquidate portfolio holdings at a disadvantageous time or price, by increasing costs (such as brokerage costs) to the Fund by requiring a portfolio manager to effect more frequent purchases and sales of portfolio securities, and possibly by requiring a portfolio manager to keep a larger portion of Fund assets in cash, all of which could adversely affect the interests of long-term shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has
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approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Fund reserves the right to reject any exchange or purchase order, or change, suspend or revoke the exchange privilege.
The Manager applies the Fund's policies and procedures with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes efforts to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved financial intermediaries may be limited in those instances in which the financial intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all market-timing activities.
Portfolio Holdings Policy
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.
The complete portfolio holdings for the Fund are available at www.nb.com/holdings (click on the tab with the name of the relevant Fund). The complete portfolio holdings for the Fund are generally posted 15-30 days after each quarter-end.
The Fund’s complete portfolio holdings will remain available at this website until the subsequent quarter-end holdings have been posted. Complete portfolio holdings for the Fund will also be available in reports on Form N-Q and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.
No earlier than five business days after quarter-end, the Fund may publicly disclose via various shareholder and public communications, such as portfolio manager commentaries, fact sheets or other marketing materials, which will be publicly available at www.nb.com, certain portfolio characteristics and partial information concerning portfolio holdings for the quarter as of quarter-end, including but not limited to: up to the top 10 holdings of the Fund (if the Fund engages in short selling, it may also disclose up to the top 10 short positions); up to the top 10 holdings that contributed to and/or detracted from performance or were the best and/or worst performers; sector breakdowns or changes to portfolio composition (e.g., buys and sells). This information will remain available at this website until information for the subsequent quarter has been posted.
Fund Structure
The Fund uses a “multiple class” structure. The Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Class R6 shares of the Fund.
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NEUBERGER BERMAN ALTERNATIVE FUNDS
Class R6 Shares
If you would like further details on this Fund, you can request a free copy of the following documents:
Shareholder Reports. The shareholder reports offer information about the Fund, including:
■	a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund’s performance during the last fiscal year or fiscal period
■	Fund performance data and financial statements
■	portfolio holdings.
Statement of Additional Information (SAI). The SAI contains more comprehensive information on the Fund, including:
■	various types of securities and practices, and their risks
■	investment limitations and additional policies
■	information about the Fund’s management and business structure.
The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.
Investment Manager: Neuberger Berman Investment Advisers LLC
Obtaining Information
You can obtain a shareholder report, SAI, and other information from your financial intermediary, or from:
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104
877-628-2583
Website: www.nb.com
You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520. They are also available from the EDGAR Database on the SEC’s website at www.sec.gov.
You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202-551-8090 for information about the operation of the Public Reference Room.
The Fund’s current net asset value per share is made available at: http://www.nb.com/performance.
The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this prospectus is either a service mark or a registered service mark of Neuberger Berman Investment Advisers LLC. ©2018 Neuberger Berman BD LLC, distributor. All rights reserved.
SEC File Number: 811-21715
T0005 03/18

NEUBERGER BERMAN ALTERNATIVE FUNDS
STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 7, 2018

Fund	Institutional Class	Class A	Class C	Class R6
Neuberger Berman Multi-Style Premia Fund	NMLIX	NMLAX	NMLCX	NMLRX

1290 Avenue of the Americas, New York, NY 10104
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Neuberger Berman Multi-Style Premia Fund (the “Fund”) is a mutual fund that offers shares pursuant to prospectuses dated March 7, 2018.
The prospectus and summary prospectus (together, the “Prospectus”) for your share class provide more information about the Fund that you should know before investing. You can get a free copy of the Prospectus for the Fund from Neuberger Berman Investment Advisers LLC (“NBIA” or the “Manager”), 1290 Avenue of the Americas, New York, NY 10104, or by calling the appropriate number listed above for your share class. You should read the Prospectus for your share class and consider the investment objective, risks, and fees and expenses of the Fund carefully before investing.
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus for your share class.  This SAI is not an offer to sell any shares of any class of the Fund.  A written offer can be made only by a Prospectus.
No person has been authorized to give any information or to make any representations not contained in the Prospectuses or in this SAI in connection with the offering made by the Prospectuses, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectuses and this SAI do not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.
The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this SAI is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC. ©2018 Neuberger Berman BD LLC, distributor. All rights reserved.

TABLE OF CONTENTS
Page
INVESTMENT INFORMATION	1
Investment Policies and Limitations	1
Senior Securities	6
Cash Management and Temporary Defensive Positions	6
Additional Investment Information	6

PERFORMANCE INFORMATION	81

TRUSTEES AND OFFICERS	81
Information about the Board of Trustees	81
Information about the Officers of the Trust	86

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES	98
Investment Manager and Administrator	98
Management and Administration Fees	100
Contractual Expense Limitations	101
Portfolio Manager Information	101
Other Investment Companies or Accounts Managed	105
Codes of Ethics	106
Management and Control of NBIA	106

DISTRIBUTION ARRANGEMENTS	106
Distributor	106
Additional Payments to Financial Intermediaries	107
Distribution Plan (Class A Only)	109
Distribution Plan (Class C Only)	109
Distribution Plan (Class A and Class C)	110

ADDITIONAL PURCHASE INFORMATION	110
Share Prices and Net Asset Value	110
Subscriptions in Kind	113
Financial Intermediaries	113
Automatic Investing and Dollar Cost Averaging	113
Sales Charges	113

ADDITIONAL EXCHANGE INFORMATION	114

ADDITIONAL REDEMPTION INFORMATION	115
Suspension of Redemptions	115
Redemptions in Kind	115

CONVERSION INFORMATION	116

DIVIDENDS AND OTHER DISTRIBUTIONS	116

ADDITIONAL TAX INFORMATION	117
Taxation of the Fund	117
Taxation of the Fund’s Shareholders	125
Special Tax Considerations Pertaining to Funds of Funds	128

FUND TRANSACTIONS	129
Portfolio Turnover	133
Proxy Voting	133

PORTFOLIO HOLDINGS DISCLOSURE	134
Portfolio Holdings Disclosure Policy	134
Selective Disclosure Procedures	134
Portfolio Holdings Approved Recipients	135

REPORTS TO SHAREHOLDERS	136

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS	136

CUSTODIAN AND TRANSFER AGENT	137

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	138

LEGAL COUNSEL	138

REGISTRATION STATEMENT	138

APPENDIX A – Long-Term and Short-Term Debt Securities Rating Descriptions	A-1

INVESTMENT INFORMATION

The Fund is a separate operating series of Neuberger Berman Alternative Funds (“Trust”), a Delaware statutory trust since February 15, 2005, that is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.
The Fund is newly organized as of, and had no operations prior to, the date of this SAI.
The following information supplements the discussion of the Fund’s investment objective, policies, and limitations in the Prospectuses. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust (“Fund Trustees”) without shareholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the lesser of:
(1) 67% of the units of beneficial interest (“shares”) of the Fund present at a meeting at which more than 50% of the outstanding shares of the Fund are present or represented, or
(2) a majority of the outstanding shares of the Fund.
These percentages are required by the Investment Company Act of 1940, as amended (“1940 Act”), and are referred to in this SAI as a “1940 Act majority vote.”
The policy of a Fund permitting it to operate as a non-diversified investment company under the 1940 Act may also change by operation of law. Specifically, Rule 13a-1 under the 1940 Act provides in effect that, if a fund’s investment portfolio actually meets the standards of a diversified fund for three consecutive years, the fund’s status will change to that of a diversified fund. The Fund currently operates as a non-diversified investment company.

Investment Policies and Limitations
Except as set forth in the investment limitation on borrowing and the investment limitation on illiquid securities, any investment policy or limitation in a prospectus or this Statement of Additional Information that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund. If events subsequent to a transaction result in the Fund exceeding the percentage limitation on illiquid securities, the Manager will take appropriate steps to reduce the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.
The following investment policies and limitations are fundamental:
1. Borrowing. The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
2. Commodities. The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
3.   Industry Concentration. The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.  This limitation does not apply to U.S. Government and Agency Securities, securities of other investment companies, and state, territorial or municipal securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or SEC or SEC staff interpretations
4.   Lending. The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
5.   Real Estate.  The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
6.   Senior Securities. The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
7.   Underwriting. The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
The Fund has the following additional fundamental investment policy:
Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the Fund’s asset coverage falls below 300%, the Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions.  The Fund also has obtained exemptive relief from the SEC to permit it to borrow money from other funds for temporary purposes.  The Fund may pledge assets in connection with permitted borrowings.
With respect to the fundamental policy relating to concentration set forth in (4) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (4) above will be interpreted to refer to concentration as that term may be interpreted from time to time by the SEC, SEC staff or other relevant authority. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries.  Also for purposes of the fundamental policy relating to concentration, each foreign government is deemed to be its own industry, mortgage-backed and asset-backed securities are grouped according to the nature of their collateral, and certificates of deposit (“CDs”) are interpreted to include similar types of time deposits.
Also with respect to the fundamental policy relating to concentration set forth in (4) above, the Fund determines the “issuer” of a municipal obligation that is not a general obligation note or bond based on the obligation’s characteristics. The most significant of these characteristics is the source of funds for the repayment of principal and payment of interest on the obligation. If an obligation is backed by an irrevocable letter of credit or other guarantee, without which the obligation would not qualify for purchase under the Fund’s quality restrictions, the issuer of the letter of credit or the guarantee is considered an issuer of the obligation. If an obligation meets the Fund’s quality restrictions without credit support, the Fund treats the commercial developer or the industrial user, rather than the governmental entity or the guarantor, as the only issuer of the obligation, even if the obligation is backed by a letter of credit or other guarantee.
With respect to the fundamental policy relating to lending set forth in (5) above, the 1940 Act does not prohibit the Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) The Fund also will be permitted by this policy to make loans of money, including to other funds. The Fund has obtained exemptive relief from the SEC to make loans to other funds for temporary purposes. The policy in (5) above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
With respect to the fundamental policy relating to real estate set forth in (6) above, the 1940 Act does not prohibit the fund from owning real estate; however, the Fund could lose favorable tax treatment if too much of its income is from sources other than investments in securities.  This does not prevent the Fund from investing in securities of companies that invest in real estate or real estate-related activities.
With respect to the fundamental policy relating to issuing senior securities set forth in (7) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits the Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. The Fund may also borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The policy in (7) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.  Also the SEC staff has said it will not raise senior security issues with respect to a fund’s investments in derivatives if the fund establishes a segregated account or off-setting positions in sufficient amounts.
With respect to the fundamental policy relating to underwriting set forth in (8) above, the 1940 Act does not prohibit the Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy in (8) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.
None of the foregoing limitations shall be construed to prevent the Fund from purchasing, holding or selling all or a portion of any issuance of sukuk or similarly structured investments.
The Fund’s fundamental policies will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
The following investment policies and limitations are non-fundamental:
1. Illiquid Securities. The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Generally, illiquid securities include securities that cannot be expected to be sold or disposed of within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.
2. Borrowing. The Fund may not purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of its total assets.
3. Lending. Except for the purchase of debt securities, loans, loan participations or other forms of direct debt instruments and engaging in repurchase agreements, the Funds may not make any loans other than securities loans.
4. Margin Transactions. The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin posted as collateral in connection with derivatives transactions and short sales shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.
5. Investment by a Fund of Funds. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
6.   Investments in Any One Issuer. At the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items, Government securities (as defined for purposes of Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”)), securities of other “regulated investment companies” (as defined in section 851(a) of the Code) (each, a “RIC”), and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in (a) securities (other than Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) securities of one or more “qualified publicly traded partnerships” (as defined in the Code).

Senior Securities
Section 18(f)(1) of the 1940 Act prohibits an open-end investment company from issuing any class of senior security, or selling any class of senior security of which it is the issuer, except that the investment company may borrow from a bank provided that immediately after any such borrowing there is asset coverage of at least 300% for all of its borrowings.  The SEC has taken the position that certain instruments that create future obligations may be considered senior securities subject to provisions of the 1940 Act that limit the ability of investment companies to issue senior securities. Common examples include reverse repurchase agreements, short sales, futures and options positions, forward contracts and when-issued securities. However, the SEC has clarified that, if a fund segregates cash or liquid securities in amounts deemed sufficient to cover such obligations or holds off-setting positions (or, in some cases, uses a combination of such strategies), the SEC will not raise senior securities issues under the 1940 Act. In addition, the non-fundamental policy on borrowing described above does not limit leverage stemming from investment instruments and techniques as to which the SEC or SEC staff has indicated they will not raise senior security concerns.
Cash Management and Temporary Defensive Positions
For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, money market funds and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.
These investments may prevent the Fund from achieving its investment objective.
In reliance on an SEC exemptive rule, the Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NBIA or an affiliate, under specified conditions.  Among other things, the conditions preclude an investing Fund from paying a sales charge, as defined in rule 2830(b) of the NASD Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) (“sales charge”), or a service fee, as defined in that rule, in connection with its purchase or redemption of the money market fund’s or unregistered fund’s shares, or the Fund’s investment adviser must waive a sufficient amount of its advisory fee to offset any such sales charge or service fee. The Fund may also invest in such instruments to increase liquidity or to provide collateral to be segregated.
Additional Investment Information
The Fund may buy the types of securities and use the investment techniques described below, subject to any applicable investment policies and limitations.  However, the Fund may not buy all of the types of securities or use all of the investment techniques described below.  The Fund’s principal investment strategies and the principal risks of the Fund’s principal investment strategies are discussed in the Prospectuses.
In reliance on an SEC exemptive order, the Fund may invest in both affiliated and unaffiliated investment companies, including exchange-traded funds (“ETFs”) (“underlying funds”) in excess of the limits in Section 12 of the 1940 Act and the rules and regulations thereunder.  When the Fund invests in underlying funds, it is indirectly exposed to the investment practices of the underlying funds and, therefore, is subject to all the risks associated with the practices of the underlying funds. This SAI is not an offer to sell shares of any underlying fund. Shares of an underlying fund are sold only through the currently effective prospectus for that underlying fund.  Unless otherwise noted herein, the investment practices and associated risks detailed below also include those to which the Fund indirectly may be exposed through its investment in an underlying fund. Unless otherwise noted herein, any references to investments made by the Fund include those that may be made both directly by the Fund and indirectly by the Fund through its investments in underlying funds.

Asset-Backed Securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities and to extension risk (the risk that an issuer of a security will make principal payments slower than anticipated by the investor, thus extending the securities’ duration). The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.
Certificates for Automobile ReceivablesSM (“CARSSM”) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARSSM if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.
Credit card receivable securities are backed by receivables from revolving credit card agreements (“Accounts”). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer’s ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.
Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.
The Fund may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to the Fund.
Banking and Savings Institution Securities.  These include certificates of deposit (“CDs”), time deposits, bankers’ acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. The CDs, time deposits, and bankers’ acceptances in which the Fund invests typically are not covered by deposit insurance.
A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital, which can fluctuate significantly when interest rates change. Also, general economic conditions, consolidation and competition among banking and savings institutions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.
In response to the 2008 financial turmoil, the U.S. Government is taking a variety of measures to increase the regulation of depository institutions and their holding companies.  On July 21, 2010, the President signed into law the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which significantly impacts the financial services industry, including more stringent regulation of depository institutions and their holding companies.  Federal regulatory agencies are in the process of developing regulations to implement many of the Dodd-Frank Act’s provisions, so the full impact and compliance burden on the operations and profitability of depository institutions and their holding companies is not yet clear and will not likely be clear for years to come.  Based on the provisions of the Dodd-Frank Act and anticipated implementing regulations, depository institutions and their holding companies are likely to be subject to significantly increased regulatory and compliance obligations.  Accordingly, investments in bank paper may not yield expected returns because the increased regulation may significantly curtail the operations and profitability of depository institutions and their holding companies.
In addition, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign banks and foreign branches of U.S. banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.
Collateralized Loan Obligations.  The Fund also may invest in collateralized loan obligations (“CLOs”), which are another type of asset-backed security.  A CLO is a trust or other special purpose entity that is comprised of or collateralized by a pool of loans, including domestic and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield.  The most senior tranche has the best credit quality and the lowest yield compared to the other tranches.  The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults.  However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.
Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws.  Therefore, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the 1933 Act.  CLOs normally charge management fees and administrative expenses, which are in addition to those of the Fund.
The riskiness of investing in CLOs depends largely on the quality and type of the collateral loans and the tranche of the CLO in which the Fund invests.  In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Fund’s Prospectuses (such as interest rate risk and credit risk), CLOs carry risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLO tranches that are subordinate to other tranches; and (iv) the complex structure of the CLO may not be fully understood at the time of investment or may result in the quality of the underlying collateral not being fully understood and may produce disputes with the issuer or unexpected investment results.  In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments.  Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Fund against the risk of loss due to defaults on the collateral.  Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans.  Such CLOs entail the risks of derivative instruments described elsewhere in this SAI.
Commercial Paper.  Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations.  The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some restricted commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.
Commodities Related Investments.  The Fund may purchase securities backed by physical commodities, including interests in exchange-traded investment trusts and other similar entities, the value of the shares of which relates directly to the value of physical commodities held by such an entity.  As an investor in such an entity, the Fund would indirectly bear its pro rata share of the entity’s expenses, which may include storage and other costs relating to the entity’s investments in physical commodities.  In addition, the Fund will not qualify as a “regulated investment company” (as defined in Section 815(a) of the Internal Revenue Code of 1986, as amended (“Code”))(“RIC”) in any taxable year in which more than 10% of its gross income consists of “non-qualifying” income, which includes gains from selling physical commodities (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and certain other non-passive income.  The Fund’s investment in securities backed by, or in such entities that invest in, physical commodities, other than shares of a wholly owned Subsidiary (as defined below), would produce non-qualifying income, although investments in certain “commodity-linked notes” and/or in stock of a “controlled foreign corporation” (such as the Subsidiary) that invests in physical commodities may, under certain circumstances, not produce such income.  To remain within the 10% limitation, the Fund may need to hold such an investment or sell it at a loss, or sell other investments, when for investment reasons it would not otherwise do so.  The availability of such measures does not guarantee that the Fund would be able to satisfy that limitation.
Exposure to physical commodities may subject the Fund to greater volatility than investments in traditional securities.  The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.  Their value may also respond to investor perception of instability in the national or international economy, whether or not justified by the facts.  However, these investments may help to moderate fluctuations in the value of the Fund’s other holdings, because these investments may not correlate with investments in traditional securities. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of the Fund’s shares to fall.  No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or realize the full value of such investments in the event of the need to liquidate such investments.  Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials. These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities.  Because physical commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
The commodity-related investments of its wholly-owned Subsidiary (as defined below) will not generally be subject to U.S. laws (including securities laws) and their protections. Further, they will be subject to the laws of a foreign jurisdiction, which can be adversely affected by developments in that jurisdiction.
Policies and Limitations.  For the Fund’s policies and limitations on commodities, see “Investment Policies and Limitations -- Commodities” above. In addition, the Fund does not intend to sell commodities related investments when doing so would cause it to fail to qualify as a RIC.
Contingent Convertible Securities. Contingent convertible securities (“CoCos”) are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain triggers. The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuer’s continued viability as a going concern. The unique equity conversion or principal write-down features of CoCos are tailored to the issuer and its regulatory requirements. CoCos typically will be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. One type of CoCo provides for mandatory conversion of the security into common stock of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain a capital minimum required by regulations. Because the common stock of the issuer may not pay a dividend, investors in such securities could experience reduced yields (or no yields at all) and conversion would worsen the investor’s standing in the case of an issuer’s insolvency. Another type of CoCo has characteristics designed to absorb losses, where the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, in the event that losses have eroded the issuer’s capital levels to below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted back up to par, such as an improvement in capitalization or earnings. In addition, CoCos may have no stated maturity and may have fully discretionary coupons that can potentially be cancelled at the issuer’s discretion or may be prohibited by the relevant regulatory authority from being paid in order to help the issuer absorb losses.
Convertible Securities.  A convertible security is a bond, debenture, note, preferred stock, or other security or debt obligation that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of, and risks associated with, both equity and fixed income instruments. As such, the value of most convertible securities will vary with changes in the price of, and will be subject to the risks associated with, the underlying common stock.  Additionally, convertible securities are also subject to the risk that the issuer may not be able to pay principal or interest when due and the value of the convertible security may change based on the issuer’s credit rating.
A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities and other senior debt obligations of the issuer, but rank senior to common stock in a company’s capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.
The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities may be issued by smaller capitalization companies whose stock prices may be more volatile than larger capitalization companies. A convertible security may have a mandatory conversion feature or a call feature that subjects it to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.
Direct Debt Instruments including Loans, Loan Assignments, and Loan Participations. Direct debt includes interests in loans, notes and other interests in amounts owed to financial institutions by borrowers, such as companies and governments, including emerging market countries. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. In addition, there may be fewer legal protections for owners of direct debt than conventional debt securities.  Direct indebtedness of developing countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay interest and repay principal when due. See the additional risks described under “Foreign Securities” in this SAI.
Direct debt instruments may have floating interest rates.  These interest rates will vary depending on the terms of the underlying loan and market conditions.
Policies and Limitations. To the extent direct debt is deemed illiquid, purchases thereof will be subject to the Fund’s 15% limitation on investments in illiquid securities.
Loans, Loan Assignments, and Loan Participations.  Floating rate securities, including loans, provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on floating rate securities ordinarily is determined by reference to LIBOR (London Interbank Offered Rate), a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.
Loan interests are a form of direct debt instrument in which the Fund may invest by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.  The Fund may invest in secured and unsecured loans.  Many banks have been weakened by the recent financial crisis, and it may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition. Loans are subject to the same risks as other direct debt instruments discussed above and carry additional risks described in this section.
Assignments. When the Fund purchases a loan by assignment, the Fund typically succeeds to the rights of the assigning lender under the loan agreement and becomes a lender under the loan agreement. Subject to the terms of the loan agreement, the Fund typically succeeds to all the rights and obligations under the loan agreement of the assigning lender. However, assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
Participation Interests.  The Fund’s rights under a participation interest with respect to a particular loan may be more limited than the rights of original lenders or of investors who acquire an assignment of that loan.  In purchasing participation interests, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation interest (the “participating lender”) and only when the participating lender receives the payments from the borrower.
In a participation interest, the Fund will usually have a contractual relationship only with the selling institution and not the underlying borrower.  The Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; thus, the Fund will be subject to the risk that the lender may be unwilling or unable to do so.  In such a case, the Fund would not likely have any rights against the borrower directly.  In addition, the Fund generally will have no right to object to certain changes to the loan agreement agreed to by the participating lender.
In buying a participation interest, the Fund might not directly benefit from the collateral supporting the related loan and may be subject to any rights of set off the borrower has against the selling institution. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by the borrower as a result of any improper conduct of the participating lender. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is an original lender or assignee.
Creditworthiness.  The Fund’s ability to receive payments in connection with loans depends on the financial condition of the borrower. The Manager will not rely solely on another lending institution’s credit analysis of the borrower, but will perform its own investment analysis of the borrower. The Manager’s analysis may include consideration of the borrower’s financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  In connection with the restructuring of a loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.
In buying a participation interest, the Fund assumes the credit risk of both the borrower and the participating lender.  If the participating lender fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest. If a participating lender becomes insolvent, the Fund may be treated as a general creditor of that lender. As a general creditor, the Fund may not benefit from a right of set off that the lender has against the borrower. The Fund will acquire a participation interest only if the Manager determines that the participating lender or other intermediary participant selling the participation interest is creditworthy.
Ratings.  Loan interests may not be rated by independent rating agencies and therefore, investments in a particular loan participation may depend almost exclusively on the credit analysis of the borrower performed by the Manager.
Agents.  Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions.  In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement.  In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders.  Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property.  In asserting rights against a borrower, the Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action.
If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed.  If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of loans are subject to the claims of the agent’s general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest.  The Fund may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.
Collateral. Although most of the loans in which the Fund invests are secured, there is no assurance that the collateral can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements there is no formal requirement to pledge additional collateral if the value of the initial collateral declines.  As a result, a loan may not always be fully collateralized and can decline significantly in value.
If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws.  Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. In addition, if a secured loan is foreclosed, the Fund may bear the costs and liabilities associated with owning and disposing of the collateral.  The collateral may be difficult to sell and a Fund would bear the risk that the collateral may decline in value while the Fund is holding it.  There is also a possibility that the Fund will become the owner of its pro rata share of the collateral which may carry additional risks and liabilities.  In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender.  In the event of a borrower’s bankruptcy or insolvency, the borrower’s obligation to repay the loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the Agent.

Some loans are unsecured.  If the borrower defaults on an unsecured loan, the Fund will be a general creditor and will not have rights to any specific assets of the borrower.
Liquidity. Loans are generally subject to legal or contractual restrictions on resale.  Loans are not currently listed on any securities exchange or automatic quotation system.  As a result, there may not be a recognized, liquid public market for loan interests.
Prepayment Risk and Maturity.  Because many loans are repaid early, the actual maturity of loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, market interest rates, the borrower’s financial condition and competitive conditions among lenders.  Such prepayments may require the Fund to replace an investment with a lower yielding security which may have an adverse affect on the Fund’s share price.  Prepayments cannot be predicted with accuracy.  Floating rate loans can be less sensitive to prepayment risk, but the Fund’s NAV may still fluctuate in response to interest rate changes because variable interest rates may reset only periodically and may not rise or decline as much as interest rates in general.
Restrictive Covenants.  A borrower must comply with various restrictive covenants in a loan agreement such as restrictions on dividend payments and limits on total debt.  The loan agreement may also contain a covenant requiring the borrower to prepay the loan with any free cash flow.  A breach of a covenant is normally an event of default, which provides the agent or the lenders the right to call the outstanding loan.
Fees and Expenses.  Purchasers and sellers of loans may pay certain fees, such as an assignment fee.  In addition, the Fund incurs expenses associated with researching and analyzing potential loan investments, including legal fees.
Available Information. Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange traded. They may also not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws.
Leveraged Buy-Out Transactions.  Loans purchased by the Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing.  The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.
Junior Loans.  The Fund may invest in second lien secured loans and secured and unsecured subordinated loans, including bridge loans (“Junior Loans”). In the event of a bankruptcy or liquidation, second lien secured loans are generally paid only if the value of the borrower’s collateral is sufficient to satisfy the borrower’s obligations to the first lien secured lenders and even then, the remaining collateral may not be sufficient to cover the amount owed to the Fund.  Second lien secured loans give investors priority over general unsecured creditors in the event of an asset sale.
Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure, Junior Loans involve a higher degree of overall risk than senior loans of the same borrower.
Bridge Loans.  Bridge loans or bridge facilities are short-term loan arrangements (e.g., 12 to 18 months) typically made by a borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises over time.  Thus, the longer the loan remains outstanding, the more the interest rate increases. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. With the onset of the financial crisis in 2008, many borrowers found it more difficult to obtain loans, a situation that has been gradually improving.
Policies and Limitations. The Fund does not intend to invest in loan instruments that could require additional investments upon the borrower’s demand, but may invest in loans that require funding at a later date following the initial investment in the loan.
The Fund’s policies limit the percentage of its assets that can be invested in the securities of one issuer or in issuers primarily involved in one industry. Legal interpretations by the SEC staff may require the Fund to treat both the lending bank and the borrower as “issuers” of a loan participation by the Fund. In combination, the Fund’s policies and the SEC staff’s interpretations may limit the amount the Fund can invest in loan participations.
For purposes of determining its dollar-weighted average maturity or duration, the Fund calculates the remaining maturity or duration of loans on the basis of the stated life and payment schedule.
Dollar Rolls. In a “dollar roll,” the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund’s NAV and may be viewed as a form of leverage. A “covered roll” is a specific type of dollar roll in which the Fund holds an offsetting cash position or a cash-equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Manager monitors the creditworthiness of counterparties to dollar rolls.
Policies and Limitations. Dollar rolls are considered borrowings for purposes of the Fund’s investment policies and limitations concerning borrowings.
Equity Securities. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities and warrants. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation’s stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants.
To the extent the Fund invests in such securities, the value of securities held by the Fund will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, the stock markets can be volatile and stock prices can change substantially. Because some investors purchase equity securities with borrowed money, an increase in interest rates can cause a decline in equity prices. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect the Fund’s NAV per share, which will fluctuate as the value of the securities held by the Fund changes. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.
Fixed Income Securities. Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity (“interest rate risk”), market perception of the creditworthiness of the issuer, and market liquidity (“market risk”).
Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Odd lots may trade at lower prices than institutional round lots.
Call Risk. Some debt securities in which the Fund may invest are also subject to the risk that the issuer might repay them early (“call risk”). When market interest rates are low, issuers generally call securities paying higher interest rates. For this reason, the Fund holding a callable security may not enjoy the increase in the security’s market price that usually accompanies a decline in rates. Furthermore, the Fund would have to reinvest the proceeds from the called security at the current, lower rates.
Ratings of Fixed Income Securities.  The Fund may purchase securities rated by S&P, Moody’s, Fitch, Inc. or any other nationally recognized statistical rating organization (“NRSRO”) (please see the Prospectuses for further information). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they rate.  Although the Fund may rely on the ratings of any NRSRO, the Fund refers mainly to ratings assigned by S&P, Moody’s, and Fitch, Inc., which are described in Appendix A. The Fund may also invest in unrated securities that have been determined by the Manager to be comparable in quality to the rated securities in which the Fund may permissibly invest.
High-quality debt securities. High-quality debt securities are securities that have received from at least one NRSRO, such as S&P, Moody’s or Fitch, Inc., a rating in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by the Manager to be of comparable quality.
Investment Grade Debt Securities. Investment grade debt securities are securities that have received, from at least one NRSRO that has rated it, a rating in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Manager to be of comparable quality. Moody’s deems securities rated in its fourth highest rating category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay.
Lower-Rated Debt Securities. Lower-rated debt securities or “junk bonds” are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade are often considered speculative. Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. Although these securities generally offer higher yields than investment grade debt securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, or the securities may already be in default. See the risks described under “Lower-Rated Debt Securities” in this SAI.
Ratings Downgrades. Subsequent to the Fund’s purchase of debt securities, the rating of that issue of debt securities may be reduced, so that the securities would no longer be eligible for purchase by the Fund.
Duration and Maturity.  Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal.

The Manager may utilize duration as a tool in portfolio selection instead of the more traditional measure known as “term to maturity.” “Term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Duration incorporates a bond’s yield, coupon interest payments, final maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond’s likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond’s price movement will be as interest rates change. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.
Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen the Fund’s duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.
There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities’ interest rate exposure. In these and other similar situations, the Manager where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.
The Fund may invest in securities of any maturity and does not have a target average duration.
Policies and Limitations.  There are no restrictions as to the amount of the Fund’s assets that may be invested in fixed income securities or the ratings of such securities the Fund may acquire or the portion of its assets each may invest in debt securities in a particular ratings category.
Foreign Securities.  The Fund may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper.  Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. Investments in foreign securities involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of the unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.  It may be difficult to invoke legal process or to enforce contractual obligations abroad, and it may be especially difficult to sue a foreign government in the courts of that country.
The Fund also may invest in equity, debt, or other securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers’ acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (a) adverse changes in foreign exchange rates, (b) nationalization, expropriation, or confiscatory taxation, and (c) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions.
Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.
Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. The inability of the Fund to settle security purchases or sales due to settlement problems could cause the Fund to pay additional expenses, such as interest charges.
Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by government authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and instruments that reference the securities, such as participatory notes (or “P-notes”) or other derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.
The Fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. EDRs are receipts issued by a European bank evidencing its ownership of the underlying foreign securities and are often denominated in a foreign currency. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars. IDRs are receipts typically issued by a foreign bank or trust company evidencing its ownership of the underlying foreign securities. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.
Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.
Policies and Limitations. The Fund is not restricted in the amount it may invest in foreign securities, including foreign securities denominated in any one foreign currency.  There also will be no limit on investment in issuers domiciled or doing business in, or whose securities are primarily traded in, a single jurisdiction or country.
Securities of Issuers in Emerging Market Countries.  The risks described above for foreign securities may be heightened in connection with investments in emerging market countries. Historically, the markets of emerging market countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, emerging market countries may have less stable governments; may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets; and may have less protection of property rights than more developed countries. The economies of emerging market countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

In determining where an issuer of a security is based, the Manager may consider such factors as where the company is legally organized, maintains its principal corporate offices and/or conducts its principal operations.
Additional costs could be incurred in connection with the Fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the Fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.
Certain risk factors related to emerging market countries include:
Currency fluctuations.  The Fund’s investments may be valued in currencies other than the U.S. dollar. Certain emerging market countries’ currencies have experienced and may in the future experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the Fund’s securities holdings would generally depreciate and vice versa. Consistent with its investment objective, the Fund can engage in certain currency transactions to hedge against currency fluctuations. See “Forward Foreign Currency Transactions.” After the Fund has distributed income, subsequent foreign currency losses may result in the Fund’s having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

Government regulation.  The political, economic and social structures of certain developing countries may be more volatile and less developed than those in the United States. Certain emerging market countries lack uniform accounting, auditing and financial reporting standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies.
Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. While the Fund will only invest in markets where these restrictions are considered acceptable by the Manager, a country could impose new or additional repatriation restrictions after the Fund’s investment. If this happened, the Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund’s liquidity needs and all other positive and negative factors. Further, some attractive equity securities may not be available to the Fund, or the Fund may have to pay a premium to purchase those equity securities, due to foreign shareholders already holding the maximum amount legally permissible.
While government involvement in the private sector varies in degree among emerging market countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the Fund’s investments.
Less developed securities markets.  Emerging market countries may have less well developed securities markets and exchanges. These markets have lower trading volumes than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.
Settlement risks.  Settlement systems in emerging market countries are generally less well organized than developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the Fund to suffer a loss. The Fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Fund will be successful in eliminating this risk, particularly as counterparties operating in emerging market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the Fund.
Investor information.  The Fund may encounter problems assessing investment opportunities in certain emerging market securities markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the Manager will seek alternative sources of information, and to the extent it may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the Fund will not invest in such market or security.
Taxation.  Taxation of dividends received, and net capital gains realized, by non-residents on securities issued in emerging market countries varies among those countries, and, in some cases, the applicable tax rate is comparatively high. In addition, emerging market countries typically have less well-defined tax laws and procedures than developed countries, and such laws and procedures may permit retroactive taxation so that the Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.
Litigation.  The Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.
Fraudulent securities.  Securities purchased by the Fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the Fund.

Risks of Investing in Frontier Emerging Market Countries. Frontier emerging market countries are countries that have smaller economies or less developed capital markets than traditional emerging markets.  Frontier emerging market countries tend to have relatively low gross national product per capita compared to the larger traditionally-recognized emerging markets. The frontier emerging market countries include the least developed countries even by emerging markets standards.  The risks of investments in frontier emerging market countries include all the risks described above for investment in foreign securities and emerging markets, although these risks are magnified in the case of frontier emerging market countries.
Sovereign Government and Supranational Debt. Investments in debt securities issued by foreign governments and their political subdivisions or agencies (“Sovereign Debt”) involve special risks. Sovereign Debt is subject to risks in addition to those relating to non-U.S. investments generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and a fund may have limited legal recourse in the event of a default.  As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due.
Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. Also, holders of commercial bank debt issued by the same sovereign entity may contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.
A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country’s trading partners or political changes in those countries, could also adversely affect its exports. Such events could diminish a country’s trade account surplus, if any, or the credit standing of a particular local government or agency.
Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
The ability of some sovereign debtors to repay their obligations may depend on the timely receipt of assistance from international agencies or other governments, the flow of which is not assured. The willingness of such agencies to make these payments may depend on the sovereign debtor’s willingness to institute certain economic changes, the implementation of which may be politically difficult.
The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Fund’s investments. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While NBIA endeavors to manage investments in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.
Sovereign Debt may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; participations in loans between emerging market governments and financial institutions; and Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.
Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter (“OTC”) secondary market. Certain Brady Bonds are collateralized in full as to principal due at maturity by zero coupon obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities having the same maturity (“Collateralized Brady Bonds”). Brady Bonds are not, however, considered to be U.S. Government Securities.
Dollar-denominated, Collateralized Brady Bonds may be fixed rate bonds or floating rate bonds. Interest payments on Brady Bonds are often collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) collateralized repayment of principal at final maturity; (ii) collateralized interest payments; (iii) uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.
Supranational entities may also issue debt securities.  A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.  Included among these organizations are the Asian Development Bank, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income.
Fund of Funds Structure.  Section 12(d)(1)(A) of the 1940 Act, in relevant part, prohibits a registered investment company from acquiring shares of an investment company if after such acquisition the securities represent more than 3% of the total outstanding voting stock of the acquired company, more than 5% of the total assets of the acquiring company, or, together with the securities of any other investment companies, more than 10% of the total assets of the acquiring company except in reliance on certain exceptions contained in the 1940 Act and the rules and regulations thereunder.  Pursuant to an exemptive order from the SEC, the Fund is permitted to invest in both affiliated and unaffiliated investment companies, including ETFs (“underlying funds”) in excess of the limits in Section 12 of the 1940 Act subject to the terms and conditions of such order.  Even in the absence of an exemptive order, the Fund may exceed these limits when investing in shares of an ETF, subject to the terms and conditions of an exemptive order from the SEC obtained by the ETF that permits an investing fund, such as the Fund, to invest in the ETF in excess of the limits described above.
The Manager may be deemed to have a conflict of interest when determining whether to invest or maintain the Fund’s assets in affiliated underlying funds.  The Manager would seek to mitigate this conflict of interest, however, by undertaking to waive a portion of the Fund’s advisory fee equal to the advisory fee it receives from affiliated underlying funds on the Fund’s assets invested in those affiliated underlying funds.  The Manager and its affiliates may derive indirect benefits such as increased assets under management from investing Fund assets in an affiliated underlying fund, which benefits would not be present if investments were made in unaffiliated underlying funds.  In addition, although the Manager will waive a portion of the Fund’s advisory fee (as previously described), the Fund will indirectly bear its pro rata share of an affiliated underlying fund’s other fees and expenses, and such fees and expenses may be paid to the Manager or its affiliates or a third party.
Futures Contracts, Options on Futures Contracts, Options on Securities and Indices, Forward Currency Contracts, Options on Foreign Currencies, and Swap Agreements (collectively, “Financial Instruments”).  Financial Instruments are instruments whose value is dependent upon the value of an underlying asset or assets, which may include stocks, bonds, commodities, interest rates, currency exchange rates, or related indices.  As described below, Financial Instruments may be used for “hedging” purposes, meaning that they may be used in an effort to offset a decline in value in the Fund’s other investments, which could result from changes in interest rates, market prices, currency fluctuations, or other market factors.  Financial Instruments may also be used for non-hedging purposes in an effort to implement a cash management strategy, to enhance income or gain, to manage or adjust the risk profile of the Fund or the risk of individual positions, to gain exposure more efficiently than through a direct purchase of the underlying security, or to gain exposure to securities, markets, sectors or geographical areas.
The Dodd-Frank Act requires the SEC and the Commodity Futures Trading Commission (“CFTC”) to establish new regulations with respect to derivatives defined as security-based swaps (e.g., derivatives based on an equity) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade. In addition, it subjected all security-based swaps and swaps to SEC and CFTC jurisdiction, respectively.
Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts (sometimes referred to as “futures”) and options thereon for hedging purposes (i.e., to attempt to offset against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to attempt to offset against changes in prevailing currency exchange rates) or non-hedging purposes.
A “purchase” of a futures contract (or entering into a “long” futures position) entails the buyer’s assumption of a contractual obligation to take delivery of the instrument underlying the contract at a specified price at a specified future time. A “sale” of a futures contract (or entering into a “short” futures position) entails the seller’s assumption of a contractual obligation to make delivery of the instrument underlying the contract at a specified price at a specified future time.
The value of a futures contract tends to increase or decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if the Fund had purchased the underlying instrument directly. The Fund may purchase futures contracts to fix what the Manager believes to be a favorable price for securities the Fund intends to purchase. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the Fund had sold the underlying instrument. The Fund may sell futures contracts to offset a possible decline in the value of its portfolio securities. In addition, the Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge to attempt to compensate for anticipated differences in volatility between positions the Fund may wish to hedge and the standardized futures contracts available to it, although this may not be successful in all cases.  Further, a loss incurred on a particular transaction being used as a hedge does not mean that it failed to achieve its objective, if the goal was to prevent a worse loss that may have resulted had a particular securities or cash market investment suffered a substantial loss and there were no offsetting hedge.
Certain futures, including index futures and futures not calling for the physical delivery or acquisition of the instrument underlying the contract, are settled on a net cash payment basis rather than by the delivery of the underlying instrument.  In addition, although futures contracts by their terms may call for the physical delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is extinguished by being closed out before the expiration of the contract. A futures position is closed out by buying (to close out an earlier sale) or selling (to close out an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying instrument or utilize the cash settlement process whenever it appears economically advantageous for it to do so.
Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits the Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. For example, (i) futures contracts on single stocks, interest rates and indices (including on narrow-based stock indices) and options thereon may be used as a maturity or duration management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon may be used as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.
For purposes of managing cash flow, the Fund may use futures and options thereon to increase its exposure to the performance of a recognized securities index.
With respect to currency futures, the Fund may sell a currency futures contract or a call option thereon, or may purchase a put option on a currency futures contract, if the Manager anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of portfolio securities denominated in that currency. If the Manager anticipates that exchange rates for a particular currency will rise, the Fund may purchase a currency futures contract or a call option thereon to protect against an increase in the price of securities that are denominated in that currency and that the Fund intends to purchase. The Fund also may purchase a currency futures contract or a call option thereon for non-hedging purposes when the Manager anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.
The Fund may invest in commodity-linked futures contracts. The Fund may invest either directly or through a wholly owned Subsidiary (as defined below). Commodity-linked futures contracts are generally based upon commodities within six main commodity groups: (1) energy, which includes, among others, crude oil, gas oil, natural gas, gasoline and heating oil; (2) livestock, which includes, among others, feeder cattle, live cattle and hogs; (3) agriculture, which includes, among others, wheat (Kansas City wheat and Chicago wheat), corn and soybeans; (4) industrial metals, which includes, among others, aluminum, copper, lead, nickel and zinc; (5) precious metals, which includes, among others, gold, silver, platinum and palladium; and (6) softs, which includes cotton, coffee, sugar and cocoa. The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity, less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (these benefits are sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while the Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.
“Initial Margin” with respect to a futures contract is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate the Fund’s futures positions.  Initial margin is the margin deposit made by the Fund when it enters into a futures contract; it is intended to assure performance of the contract by the Fund. If the value of the Fund’s futures account declines by a specified amount, the Fund will receive a margin call and be required to post assets sufficient to restore the equity in the account to the initial margin level.  (This is sometimes referred to as “variation margin;” technically, variation margin refers to daily payments that a clearing member firm is required to pay to the clearing organization based upon marking to market of the firm’s portfolio.)  However, if favorable price changes in the futures account cause the margin deposit to exceed the required initial margin level, the excess margin may be transferred to the Fund. The futures commission merchant or clearing member firm through which the Fund enters into and clears futures contracts may require a margin deposit in excess of exchange minimum requirements based upon its assessment of the Fund’s creditworthiness.  In computing its NAV, the Fund will mark to market the value of its open futures positions.  The Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased, if the Fund has paid the required premium in full at the outset). If the futures commission merchant or broker holding the margin deposit or premium goes bankrupt, the Fund could suffer a delay in recovering excess margin or other funds and could ultimately suffer a loss.
Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited, and may exceed initial margin deposits as well as deposits made in response to subsequent margin calls.
The Fund may enter into futures contracts and options thereon that are traded on exchanges regulated by the CFTC or on non-U.S. exchanges. U.S. futures contracts are traded on exchanges that have been designated as “contract markets” by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market.  Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund because the exchange’s clearing organization assumes the position of the counterparty in each transaction.   Thus, the Fund is exposed to risk only in connection with the clearing organization and not in connection with the original counterparty to the transaction.  However, if a futures customer defaults on a futures contract and the futures commission merchant carrying that customer’s account cannot cover the defaulting customer’s obligations on its futures contracts, the clearing organization may use any or all of the collateral in the futures commission merchant’s customer omnibus account — including the assets of the futures commission merchant’s other customers, such as the Fund — to meet the defaulting customer’s obligations.  This is sometimes referred to as “fellow customer risk.”  Trading on non-U.S. exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such exchange, and may not involve a clearing mechanism and related guarantees. Funds deposited in connection with such trading may also be subject to the bankruptcy laws of such other jurisdiction, which may result in a delay in recovering such funds in a bankruptcy and could ultimately result in a loss.
An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.
Although the Fund believes that the use of futures contracts and options may benefit it, if the Manager’s judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund’s overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying the Fund’s futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.
Under certain circumstances, futures exchanges may limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit.  Daily limits govern only price movements during a particular trading day, however; they do not limit potential losses.  In fact, a daily limit may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses.  If this were to happen with respect to a position held by the Fund, it could (depending on the size of the position) have an adverse impact on the Fund’s NAV.  In addition, the Fund would continue to be subject to margin calls and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.
Many electronic trading facilities that support futures trading are supported by computer-based component systems for the order, routing, execution, matching, registration or clearing of trades.  The Fund’s ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearing house or member firms.

Call Options on Securities. The Fund may write (sell) call options and purchase call options on securities for hedging purposes (i.e., to attempt to reduce, at least in part, the effect on the Fund’s NAV of price fluctuations of securities held by the Fund) or non-hedging purposes.
When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund will receive a premium for writing a call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.
The Fund may write covered and uncovered call options. A call option is “covered” if a Fund simultaneously holds an equivalent position in the security underlying the option. Portfolio securities on which the Fund may write and purchase call options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.
The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of “naked” or uncovered call options), but is capable of enhancing the Fund’s total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline.
The writing of uncovered call options, at least theoretically, presents the potential for an unlimited loss, since it assumes the risk of a theoretically unlimited increase in the market price of the security underlying the option above the exercise price of the option. When an uncovered call is exercised, the Fund must purchase the underlying security to meet its call obligations and the necessary securities may be unavailable for purchase. In addition, the purchase of securities to satisfy the exercise of a call option can cause the price of the underlying securities to rise further, sometimes by a significant amount, thereby exacerbating the loss.
If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If a call option that the Fund has written is exercised, the Fund will realize a gain or loss from the sale of the underlying security.
When the Fund purchases a call option, it pays a premium to the writer for the right to purchase a security from the writer for a specified amount at any time until a certain date.  The Fund generally would purchase a call option to offset a previously written call option or to protect itself against an increase in the price of a security it intends to purchase.
Put Options on Securities. The Fund may write (sell) and purchase put options on securities for hedging purposes (i.e., to attempt to reduce, at least in part, the effect on the Fund’s NAV of price fluctuations of securities held by the Fund) or non-hedging purposes. Portfolio securities on which the Fund may write and purchase put options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.

When the Fund writes a put option, it is obligated to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund will receive a premium for writing a put option. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.
When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund generally would purchase a put option to protect itself against a decrease in the market value of a security it owns.
General Information About Options on Securities. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. European-style options are exercisable only immediately prior to their expiration date. The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the Fund offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.
Options are traded both on U.S. national securities exchanges and in the over-the-counter (“OTC”) market. Options also are traded on non-U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and a counterparty, with no clearing organization guarantee. Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counterparty’s insolvency, the Fund may be unable to liquidate its options position and the associated cover. The Manager monitors the creditworthiness of dealers with which the Fund may engage in OTC options transactions.
The premium the Fund receives (or pays) when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium the Fund receives when it writes an option is recorded as a liability on the Fund’s statement of assets and liabilities. This liability is adjusted daily to the option’s current market value.

Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it might otherwise not have bought), in which case it would continue to be at market risk on the security.
The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.
The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than deliver the security from its inventory. In those cases, additional brokerage commissions are incurred.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities close, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.
Policies and Limitations. The assets used as cover (or segregated) for illiquid OTC options written by the Fund will be considered illiquid and thus subject to the Fund’s 15% limitation on illiquid securities, unless such OTC options are sold to qualified dealers who agree that the Fund may repurchase such OTC options it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an illiquid OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.
Put and Call Options on Securities Indices and Other Financial Indices. The Fund may write (sell) and purchase put and call options on securities indices and other financial indices for hedging or non-hedging purposes. In so doing, the Fund can pursue many of the same objectives it would pursue through the purchase and sale of options on individual securities or other instruments.
Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. The seller of the option is obligated, in return for the premium received, to make delivery of this amount.
A securities index fluctuates with changes in the market values of the securities included in the index.  The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. The risks of investment in options on indices may be greater than the risks of investment in options on securities.
The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indices on which options are available.
For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase its exposure to the performance of a recognized securities index.
Securities index options have characteristics and risks similar to those of securities options, as discussed herein. Certain securities index options are traded in the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded securities index options.
Options on Foreign Currencies. The Fund may write (sell) and purchase covered call and put options on foreign currencies for hedging or non-hedging purposes. The Fund may use options on foreign currencies to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by the Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, the Fund may write and purchase covered call and put options on foreign currencies for non-hedging purposes (e.g., when the Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio). The Fund may write covered call and put options on any currency in order to realize greater income than would be realized on portfolio securities alone.
Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.
Forward Foreign Currency Transactions. The Fund may enter into contracts for the purchase or sale of a specific currency at a future date, which may be any fixed number of days in excess of two days from the date of the contract agreed upon by the parties, at a price set at the time of the contract (“forward currency contracts”) for hedging or non-hedging purposes. The Fund also may engage in foreign currency transactions on a spot basis (i.e., cash transaction that results in actual delivery within two days) at the spot rate prevailing in the foreign currency market.
The Fund may enter into forward currency contracts in an attempt to hedge against changes in prevailing currency exchange rates (i.e., as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies). The Fund may also enter into forward currency contracts to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by the Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, the Fund may enter into forward currency contracts for non-hedging purposes when the Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.  The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period, and the market conditions then prevailing.
Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.
The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
The Manager believes that the use of foreign currency hedging techniques, including “proxy-hedges,” can provide significant protection of NAV in the event of a general increase or decrease in the value of the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would decline if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in the value of a hedge involving a forward currency contract to sell that foreign currency or a proxy-hedge involving a forward currency contract to sell a different foreign currency whose behavior is expected to resemble the behavior of the currency in which the securities being hedged are denominated but which is available on more advantageous terms.
However, a hedge or a proxy-hedge cannot protect against exchange rate risks perfectly and, if the Manager is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.  If the Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward currency contracts to protect the value of the Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward currency contracts may not be traded on an exchange, the assets used to cover such contracts may be illiquid. The Fund may experience delays in the settlement of its foreign currency transactions.
Forward currency contracts in which the Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis).  Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies.When the Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.
The Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. When the Fund engages in foreign currency transactions for hedging purposes, it will not enter into foreign exchange forwards to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency.
Forward currency contracts in which the Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid.  NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount.  NDFs have a fixing date and a settlement (delivery) date.  The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to forward exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.
NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.  Although NDFs have historically been traded OTC, in the future, pursuant to the Dodd-Frank Act, they may be exchange-traded.  Under such circumstances, they may be centrally cleared and a secondary market for them will exist.  With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.  Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps, as discussed below.
The Fund may purchase securities of an issuer domiciled in a country other than the country in whose currency the securities are denominated.
Swap Agreements. The Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including commodities, equity securities, interest rates or indices of equity securities in which the Fund otherwise could not invest efficiently) or to help enhance the value of its portfolio. The Fund may also enter into other types of swap agreements, including total return swaps, asset swaps, currency swaps and credit default swaps, and may write (sell) and purchase options thereon for hedging and non-hedging purposes.
Swap agreements historically have been individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are currently traded over-the-counter. In a standard “swap” transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, indices, or other financial or economic interests). The gross payments to be exchanged (or “swapped”) between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed. If a swap agreement provides for payment in different currencies, the parties may agree to exchange the principal amount. A swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap.

Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield.  Swap agreements are subject to liquidity risk, meaning that the Fund may be unable to sell a swap agreement to a third party at a favorable price.  Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund’s performance. The risks of swap agreements depend upon the Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.
Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction.  For example, an investor could lose margin payments it has deposited with its futures commission merchant as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.
To the extent a swap is not centrally cleared, the use of a swap involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to the Fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. If a default occurs by the counterparty to such a transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.
The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act on July 21, 2010. It is possible that developments in the swaps market, including the issuance of final implementing regulations under the Dodd-Frank Act, could adversely affect the Fund’s ability to enter into swaps in the OTC market (or require that certain of such instruments be exchange-traded and centrally-cleared), or require that the Fund support those trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. As discussed more fully below, regulations have been adopted by the CFTC and banking regulators that will require the Fund to post margin on OTC swaps, and these regulations are currently being phased in and clearing organizations and exchanges will set minimum margin requirements for exchange-traded and cleared swaps.
In late October of 2015, the Federal Reserve, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, the Farm Credit Administration and the Federal Housing Financing Authority issued final rules that will require banks subject to their supervision to post and collect variation and initial margin in respect of their obligations arising under uncleared swap agreements.  The CFTC soon after issued similar rules that would apply to CFTC registered swap dealers and major swap participants that are not banks.  Such rules, which became effective on March 1, 2017, will generally require the Fund to segregate additional assets in order to meet the new variation margin requirements when they enter into uncleared swap agreements.  The European Supervisory Authorities (“ESA”), various national regulators in Europe, the Australian Securities & Investment Commission, the Japanese Financial Services Agency and the Canadian Office of the Superintendent of Financial Institutions adopted rules and regulations that are similar to that of the Federal Reserve.
Separately, the CFTC also provided no-action relief allowing investment advisers for registered investment companies and other institutional investors to apply a minimum transfer amount (“MTA”) of variation margin based upon the separately managed investment account or sleeve (“Sleeve”) that the adviser is responsible for, rather than having to calculate the MTA across all accounts of the investor. This relief is not time limited, and provides that the CFTC staff will not recommend an enforcement action against a swap dealer that does not comply with the MTA requirements in the CFTC’s regulations with respect to one or more swaps with any legal entity that is the owner of more than one Sleeve, subject to the following conditions: (1) any such swaps are entered into with the swap dealer by an asset manager on behalf of an Sleeve owned by the legal entity pursuant to authority granted under an investment management agreement; (2) the swaps of such Sleeve are subject to a master netting agreement that does not permit netting of initial or variation margin obligations across Sleeves of the legal entity that have swaps outstanding with the swap dealer; and (3) the swap dealer applies an MTA no greater than $50,000 to the initial and variation margin collection and posting obligations required of such Sleeve.
Swap agreements can take many different forms and are known by a variety of names including, but not limited to, interest rate swaps, mortgage swaps, total return swaps, inflation swaps, asset swaps (where parties exchange assets, typically a debt security), currency swaps, equity swaps, credit default swaps, commodity-linked swaps and contracts for differences. The Fund may also write (sell) and purchase options on swaps (swaptions).
Interest Rate Swaps, Mortgage Swaps, and Interest Rate “Caps,” “Floors,” and “Collars.” In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period. Mortgage swap agreements are similar to interest rate swap agreements, except the notional principal amount is tied to a reference pool of mortgages.  In an interest rate cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. An interest rate collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.
Among other techniques, the Fund may use interest rate swaps to offset declines in the value of fixed income securities held by the Fund.  In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty to pay a floating rate multiplied by the same notional amount. If long-term interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the

Fund would likely lose money on the swap transaction. The Fund may also enter into constant maturity swaps, which are a variation of the typical interest rate swap. Constant maturity swaps are exposed to changes in long-term interest rate movements.
Total Return Swaps.  The Fund may enter into total return swaps (“TRS”) to obtain exposure to a security or market without owning or taking physical custody of such security or market.  The Fund may be either a total return receiver or a total return payer. Generally, the total return payer sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on a designated index (e.g., the London Interbank Offered Rate, known as LIBOR) and spread, plus the amount of any price depreciation on the reference security or asset. The total return payer does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.
TRS may effectively add leverage to the Fund’s portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.  If the Fund is the total return receiver in a TRS, then the credit risk for an underlying asset is transferred to the Fund in exchange for its receipt of the return (appreciation) on that asset. If the Fund is the total return payer, it is hedging the downside risk of an underlying asset but it is obligated to pay the amount of any appreciation on that asset.
Inflation Swaps. In an inflation swap, one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index) and the other party agrees to pay a compounded fixed rate. Inflation swaps may be used to protect the Fund’s NAV against an unexpected change in the rate of inflation measured by an inflation index.
Credit Default Swaps. In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return, the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. The Fund may act as either the buyer or the seller of a credit default swap. The Fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, the Fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow the Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. If the Fund is the credit default protection seller, the Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the Fund is the credit default protection buyer, the Fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which the Fund is the protection seller, the Fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the Fund by the credit default protection buyer. Any loss would be offset by the premium payments the Fund receives as the seller of credit default protection. If the Fund sells (writes) a credit default swap, it currently intends to segregate the full notional value of the swap, except if the Fund sells a credit default swap on an index with certain characteristics (i.e., on a broad based index and cash settled) where the Manager believes segregating only the amount out of the money more appropriately represents the Fund’s exposure.
Credit Linked Notes.  The Fund may invest in structured instruments known as credit linked securities or credit linked notes (“CLNs”). CLNs are typically issued by a limited purpose trust or other vehicle (the “CLN trust”) that, in turn, invests in a derivative or basket of derivatives instruments, such as credit default swaps, interest rate swaps and/or other securities, in order to provide exposure to certain high yield, sovereign debt, emerging markets, or other fixed income markets. Generally, investments in CLNs represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the CLN. However, these payments are conditioned on the CLN trust’s receipt of payments from, and the CLN trust’s potential obligations, to the counterparties to the derivative instruments and other securities in which the CLN trust invests. For example, the CLN trust may sell one or more credit default swaps, under which the CLN trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default were to occur, the stream of payments may stop and the CLN trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the CLN trust.
The Fund may enter in CLNs to gain access to sovereign debt and securities in emerging markets, particularly in markets where the Fund is not able to purchase securities directly due to domicile restrictions or tax restrictions or tariffs. In such an instance, the issuer of the CLN may purchase the reference security directly and/or gain exposure through a credit default swap or other derivative.
The Fund’s investments in CLNs are subject to the risks associated with the underlying reference obligations and derivative instruments, including, among others, credit risk, default risk, counterparty risk, interest rate risk, leverage risk and management risk.
Commodity-Linked Swaps.  Commodity-linked swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodity futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. The Fund may engage in swap transactions that have more than one period and therefore more than one exchange of payments. The Fund may invest in total return commodity swaps to gain exposure to the overall commodity markets. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap.  However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund will pay an adjustable or floating fee. With “floating” rate, the fee is pegged to a base rate such as LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.
Currency Swaps.  A currency swap involves the exchange by the Fund and another party of the cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. The Fund may enter into currency swaps (where the parties exchange their respective rights to make or receive payments in specified currencies).  Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.
Equity Swaps. Equity swaps are contracts that allow one party to exchange the returns, including any dividend income, on an equity security or group of equity securities for another payment stream.  Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. The Fund may enter into equity swaps. An equity swap may be used to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous.   Furthermore, equity swaps may be illiquid and the Fund may be unable to terminate its obligations when desired.  In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates.
Options on Swaps (Swaptions). A swaption is an option to enter into a swap agreement. The purchaser of a swaption pays a premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.  Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swaption than when it purchases a swaption.  When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.
Contracts for Differences.  The Fund may purchase contracts for differences (“CFDs”). A CFD is a form of equity swap in which its value is based on the fluctuating value of some underlying instrument (e.g., a single security, stock basket or index). A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract.  The buyer and seller are both required to post margin, which is adjusted daily, and adverse market movements against the underlying instrument may require the buyer to make additional margin payments.  The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative.
A CFD can be set up to take either a short or long position on the underlying instrument and enables the Fund to potentially capture movements in the share prices of the underlying instrument without the need to own the underlying instrument. By entering into a CFD transaction, the Fund could incur losses because it would face many of the same types of risks as owning the underlying instrument directly.
As with other types of swap transactions, CFDs also carry counterparty risk, which is the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract, that the parties to the transaction may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. If the counterparty were to do so, the value of the contract, and of the Fund’s shares, may be reduced.
Policies and Limitations. In accordance with SEC staff requirements, the Fund will segregate cash or appropriate liquid assets in an amount equal to its obligations under security-based swap agreements.
Combined Transactions.  The Fund may enter into multiple transactions, which may include multiple options transactions, multiple interest rate transactions and any combination of options and interest rate transactions, instead of a single Financial Instrument, as part of a single or combined strategy when, in the judgment of the Manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although the Fund will normally enter into combined transactions based on the Manager’s judgment that the combined transactions will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combined transactions will instead increase risk or hinder achievement of the desired portfolio management goal.
Cover for Financial Instruments.  Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts, forward contracts, or swaps, or (2) cash and liquid assets held in a segregated account, or designated on its records as segregated, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding “cover”  for Financial Instruments and, if the guidelines so require, segregate the prescribed amount of cash or appropriate liquid assets.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is outstanding, unless they are replaced with other suitable assets. As a result, the segregation of a large percentage of the Fund’s assets could impede Fund management or the Fund’s ability to meet redemption requests or other current obligations. The Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid futures, options, forward, or swap position; this inability may result in a loss to the Fund.
General Risks of Financial Instruments. The primary risks in using Financial Instruments are:  (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select the Fund’s securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments; and (6) when traded on non-U.S. exchanges, Financial Instruments may not be regulated as rigorously as in the United States. There can be no assurance that the Fund’s use of Financial Instruments will be successful.
In addition, Financial Instruments may contain leverage to magnify the exposure to the underlying asset or assets.
The Fund’s use of Financial Instruments may be limited by the provisions of the Code and U.S. Treasury regulations with which it must comply to qualify as a RIC. See “Additional Tax Information.” Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.
Policies and Limitations. When hedging, the Manager intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of the Fund’s underlying securities or currency. The Manager intends to reduce the risk that the Fund will be unable to close out Financial Instruments by entering into such transactions only if the Manager believes there will be an active and liquid secondary market.
Illiquid Securities.  Generally, an illiquid security is a security that cannot be expected to be sold or disposed of within seven days at approximately the price at which it is valued by the Fund. Illiquid securities may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless the Manager, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Most such securities held by the Fund are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the United States. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Fund may be subject to legal restrictions, which could be costly to the Fund.
Policies and Limitations.  For the Fund’s policies and limitations on illiquid securities, see “Investment Policies and Limitations -- Illiquid Securities” above.
Indexed Securities.  The Fund may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. An indexed security may be more volatile than the underlying instrument itself.
Inflation-Indexed Securities. Inflation indexed bonds are fixed income securities whose principal value or coupon (interest payment) is periodically adjusted according to the rate of inflation.  The Fund may invest in inflation indexed securities issued in any country.  Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond.  Other issuers pay out the index-based accruals as part of a semiannual coupon.
The Fund may invest in U.S. Treasury inflation-indexed securities formerly called “U.S. Treasury Inflation Protected Securities” (“U.S. TIPS”), which are backed by the full faith and credit of the U.S. Government.  The periodic adjustment of U.S. TIPS is currently tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States. The three-month lag in calculating the CPI-U for purposes of adjusting the principal value of U.S. TIPS may give rise to risks under certain circumstances.
Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par.  However, if the Fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation.  If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on it than on a conventional bond. The Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
Because the coupon rate on inflation-indexed securities is lower than fixed-rate U.S. Treasury securities, the CPI-U would have to rise at least to the amount of the difference between the coupon rate of the fixed-rate U.S. Treasury issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate U.S. Treasury securities.
Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.
Any increase in the principal value of an inflation-indexed security is taxable in the year the increase occurs, even though its holders do not receive cash representing the increase until the security matures. Because the Fund must distribute substantially all of its net investment income (including non-cash income attributable to those principal value increases) and net realized gains to its shareholders each taxable year to qualify for treatment as a RIC and to minimize or avoid payment of federal income and excise taxes, the Fund may have to dispose of other investments under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements.
The U.S. Treasury began issuing inflation-indexed bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.
Investments by Funds of Funds or Other Large Shareholders. The Fund may experience large redemptions or investments due to transactions in Fund shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on the Fund’s performance. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase the Fund’s brokerage and/or other transaction costs and affect the liquidity of the Fund’s portfolio. In addition, when funds of funds or other investors own a substantial portion of the Fund’s shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Redemptions of Fund shares could also accelerate the Fund’s realization of capital gains (which would be taxable to its shareholders when distributed to them) if sales of securities needed to fund the redemptions result in net capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the Fund’s shares. A high volume of redemption requests can impact the Fund the same way as the transactions of a single shareholder with substantial investments.

Leverage.  The Fund may engage in transactions that have the effect of leverage.  Although leverage creates an opportunity for increased total return, it also can create special risk considerations. For example, leverage from borrowing may amplify changes in the Fund’s NAV. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds is sufficient to cover the cost of leveraging, the net income of the Fund will be greater than it would be if leverage were not used. Conversely, to the extent the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used and, therefore, the amount (if any) available for distribution to the Fund’s shareholders as dividends will be reduced. Reverse repurchase agreements, securities lending transactions, when-issued and delayed-delivery transactions, certain Financial Instruments (as defined above), and short sales, among others, may create leverage.
Policies and Limitations.  For the Fund’s policies and limitations on borrowing, see “Investment Policies and Limitations -- Borrowing” above. The Fund may make investments while borrowings are outstanding.
The Fund may borrow money for investment purposes, however, in general, the Fund does not intend to do so.  The Fund also may use leverage to purchase securities needed to close out short sales or to obtain the collateral needed to borrow a security in order to effect a short sale of that security. The Fund may engage in transactions that have the effect of leverage for investment purposes and to facilitate hedging transactions.
LIBOR Rate Risk. Many debt securities, derivatives and other financial instruments, including some of the Funds’ investments, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.

In June, 2017, the Alternative Reference Rates Committee, a group of large US banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight Treasury repo rates,  as an appropriate replacement for LIBOR.  The Federal Reserve Bank of New York plans to start publishing the SOFR sometime in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.

In July, 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. The roughly 4 1/2 year period until the end of 2021 is expected to be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions.

Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments.  Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Lower-Rated Debt Securities. Lower-rated debt securities or “junk bonds” are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality.  Securities rated below investment grade are often considered to be speculative. These securities have poor protection with respect to the issuer’s capacity to pay interest and repay principal. Lower-rated debt securities generally offer a higher current yield than that available for investment grade issues with similar maturities, but they may involve significant risk under adverse conditions. In particular, adverse changes in general economic conditions and in the industries in which the issuers are engaged and changes in the financial condition of the issuers are more likely to cause price volatility and weaken the capacity of the issuer to make principal and interest payments than is the case for higher-grade debt securities. These securities are susceptible to default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, market interest rates and market liquidity. In addition, if the Fund invests in lower-quality securities, it may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in lower-rated debt securities, the success of such investments is dependent on the credit analysis of the Manager.
During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.
At certain times in the past, the market for lower-rated debt securities has expanded rapidly, and its growth generally paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or defaults. There can be no assurance that such declines will not recur.
The market for lower-rated debt issues generally is thinner or less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Judgment may play a greater role in pricing such securities than it does for more liquid securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.
The Fund may invest in securities whose ratings imply an imminent risk of default with respect to such payments.  Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.
See Appendix A for further information about the ratings of debt securities assigned by S&P, Moody’s, and Fitch.
Policies and Limitations. The Fund has no limitations on the amount of its assets that it can invest in lower-rated debt securities or “junk bonds.”  The Fund does not normally invest in or continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal but may do so depending on market conditions. The Fund considers bonds rated by at least one NRSRO below the fourth highest rating category to be lower-rated debt securities or “junk bonds.”
Master Limited Partnerships. Master limited partnerships (“MLPs”) are limited partnerships (or similar entities, such as limited liability companies) in which the ownership units (e.g., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in oil and gas related businesses, including energy processing and distribution.  Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of such an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.
Investing in MLPs involves certain risks related to investing in their underlying assets and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.
The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is different than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. For example, although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to a unitholder even after it sells its units.
Effective for taxable years beginning after December 31, 2017, the recently enacted Tax Cuts and Jobs Act generally allows individuals and certain other non-corporate entities, such as partnerships, a deduction for 20% of “qualified publicly traded partnership income” such as income from MLPs. However, the new law does not include any provision for a RIC to pass the character of its qualified publicly traded partnership income through to its shareholders. As a result, an investor who invests directly in MLPs will be able to receive the benefit of that deduction, while a shareholder in the Fund will not.
Policies and Limitations. Under certain circumstances, an MLP could be deemed an investment company. If that occurred, the Fund’s investment in the MLP’s securities would be limited by the 1940 Act. See “Securities of Other Investment Companies.”
Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as by Ginnie Mae); issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac (collectively, the “GSEs”), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be backed by U.S. Government agency supported mortgage loans or some form of non-governmental credit enhancement.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.
Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.
The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac.  However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock.  In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship.

Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. However, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue into the future.
Additionally, in 2012 the FHFA initiated a strategic plan to develop a program of credit risk transfer intended to reduce Fannie Mae’s and Freddie Mac’s overall risk through the creation of credit risk transfer assets (“CRTs”).  CRTs come in two primary series: Structured Agency Credit Risk (“STACRs”) for Freddie Mac and Connecticut Avenue Securities (“CAS”) for Fannie May, although other series may be developed in the future.  CRTs are typically structured as unsecured general obligations of the GSEs and their cash flows are based on the performance of a pool of reference loans.  Unlike traditional residential MBS securities, bond payments typically do not come directly from the underlying mortgages and are instead remitted by the GSEs to CRT investors.  CRTs are typically floating rate securities and may have multiple tranches with losses first allocated to the most junior or subordinate tranche and this structure results in increased sensitivity to dramatic housing downturns, especially for the subordinate tranches.  Many CRTs also have collateral performance triggers (e.g., based on credit enhancement, delinquencies or defaults, etc.) that could shut off principal payments to subordinate tranches.  Generally, GSEs are required to buy back all of the CRT tranches at par in 10 years.
In addition, the future of the GSEs is in serious question as the U.S. Government is considering multiple options, ranging on a spectrum from significant reform, nationalization, privatization, consolidation, or abolishment of the entities. Congress is considering several pieces of legislation that would reform the GSEs, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues.
The FHFA and the U.S. Treasury (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of GSEs’ mortgage portfolios. In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to provide that the GSEs’ portfolios will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring the GSEs to reach the $250 billion target four years earlier than previously planned. (As of September 30, 2016, the GSEs have met their interim reduction targets, with Freddie Mac’s balance of $308.1 billion and Fannie Mae’s balance of $306.5 billion.)
Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, the Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Fund uses an approach that the Manager believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of the Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.
Mortgage-backed securities may be issued in the form of collateralized mortgage obligations (“CMOs”) or collateralized mortgage-backed bonds (“CBOs”). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed “pass-through” securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.
Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. The Manager considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets the Fund’s investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. The Fund may buy mortgage-backed securities without insurance or guarantees, if the Manager determines that the securities meet the Fund’s quality standards. The Manager will, consistent with the Fund’s investment objective, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.
Policies and Limitations.  The Fund may not purchase mortgage-backed securities that, in the Manager’s opinion, are illiquid if, as a result, more than 15% of the Fund’s net assets would be invested in illiquid securities.
Freddie Mac Collateralized Mortgage Obligations. Freddie Mac CMOs are debt obligations of Freddie Mac issued in multiple tranches having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by Freddie Mac. Unlike Freddie Mac PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with Freddie Mac’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual tranches of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of Freddie Mac’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. This “pass-through” of prepayments has the effect of retiring most CMO tranches prior to their stated final maturity.
If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet Freddie Mac’s minimum sinking fund obligation on the next sinking fund payment date, Freddie Mac agrees to make up the deficiency from its general funds.
Criteria for the mortgage loans in the pool backing the Freddie Mac CMOs are identical to those of Freddie Mac PCs. Freddie Mac has the right to substitute collateral in the event of delinquencies and/or defaults.
Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
Municipal Obligations.  Municipal obligations are issued by or on behalf of states, the District of Columbia, and U.S. territories and possessions and their political subdivisions, agencies, and instrumentalities. The interest on municipal obligations is generally exempt from federal income tax. The tax-exempt status of the interest on any issue of municipal obligations is determined on the basis of an opinion of the issuer’s bond counsel at the time the obligations are issued.

Municipal obligations include “general obligation” securities, which are backed by the full taxing power of the issuing governmental entity, and “revenue” securities, which are backed only by the income from a specific project, facility, or tax. Municipal obligations also include PABs, which are issued by or on behalf of public authorities to finance various privately operated facilities, and are generally supported only by revenue from those facilities, if any.  They are not backed by the credit of any governmental or public authority. “Anticipation notes” are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes, or revenues. Municipal obligations also include tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.
The value of municipal obligations depends on the continuing payment of interest and principal when due by the issuers of the municipal obligations (or, in the case of PABs, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the obligations or insurers issuing insurance backing the obligations).
The Fund may purchase municipal securities that are fully or partially backed by entities providing credit support such as letters of credit, guarantees, or insurance. The credit quality of the entities that provide such credit support will affect the market values of those securities. The insurance feature of a municipal security guarantees the full and timely payment of interest and principal through the life of an insured obligation. The insurance feature does not, however, guarantee the market value of the insured obligation or the NAV of the Fund’s shares represented by such an insured obligation.  The Manager generally looks to the credit quality of the issuer of a municipal security to determine whether the security meets the Fund's quality restrictions, even if the security is covered by insurance.  However, a downgrade in the claims-paying ability of an insurer of a municipal security could have an adverse effect on the market value of the security.  Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration.  As a result, such losses have moved the rating agencies to re-evaluate the capital adequacy of these insurers to reflect deterioration in the expected performance of the underlying transactions and called into question the insurers’ continued ability to fulfill their obligations under such insurance if they are called upon to do so in the future.  There are a limited number of providers of insurance for municipal securities and the Fund may have multiple investments covered by one insurer.  Accordingly, this may make the value of those investments dependent on the claims-paying ability of that one insurer and could result in share price volatility for the Fund's shares.
As with other fixed income securities, an increase in interest rates generally will reduce the value of the Fund’s investments in municipal obligations, whereas a decline in interest rates generally will increase that value.
Periodic efforts to restructure the federal budget and the relationship between the federal government and state and local governments may adversely impact the financing of some issuers of municipal securities. Some states and localities may experience substantial deficits and may find it difficult for political or economic reasons to increase taxes. Efforts are periodically undertaken that may result in a restructuring of the federal income tax system. These developments could reduce the value of all municipal securities, or the securities of particular issuers.
Unlike other types of investments, municipal obligations have traditionally not been subject to the registration requirements of the federal securities laws, although there have been proposals to provide for such registration. This lack of SEC regulation has adversely affected the quantity and quality of information available to the bond markets about issuers and their financial condition. The SEC has responded to the need for such information with Rule 15c2-12 under the Securities Exchange Act of 1934, as amended (the “Rule”). The Rule requires that underwriters must reasonably determine that an issuer of municipal securities undertakes in a written agreement for the benefit of the holders of such securities to file with a nationally recognized municipal securities information repository certain information regarding the financial condition of the issuer and material events relating to such securities. The SEC’s intent in adopting the Rule was to provide holders and potential holders of municipal securities with more adequate financial information concerning issuers of municipal securities. The Rule provides exemptions for issuances with a principal amount of less than $1,000,000 and certain privately placed issuances.
The federal bankruptcy statutes provide that, in certain circumstances, political subdivisions and authorities of states may initiate bankruptcy proceedings without prior notice to or consent of their creditors. These proceedings could result in material and adverse changes in the rights of holders of their obligations.
From time to time, federal legislation has affected the availability of municipal obligations for investment by the Fund. There can be no assurance that legislation adversely affecting the tax-exempt status of the interest on municipal obligations will not be enacted in the future.
In response to the national economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. Also as a result of the downturn, many state and local governments are experiencing significant reductions in revenues and are consequently experiencing difficulties meeting ongoing expenses. Certain of these state or local governments may have difficulty paying principal or interest when due on their outstanding debt and may experience credit ratings downgrades on their debt. In addition, municipal securities backed by revenues from a project or specified assets may be adversely impacted by a municipality’s failure to collect the revenue.
The Internal Revenue Service (“Service”) occasionally challenges the tax-exempt status of the interest on particular municipal securities. If the Service determined that interest earned on a municipal security the Fund held was taxable and the issuer thereof failed to overcome that determination, that interest would be taxable to the Fund, possibly retroactive to the time the Fund purchased the security.

Listed below are different types of municipal obligations:
General Obligation Bonds. A general obligation bond is backed by the governmental issuer’s pledge of its full faith and credit and power to raise taxes for payment of principal and interest under the bond. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Many jurisdictions face political and economic constraints on their ability to raise taxes. These limitations and constraints may adversely affect the ability of the governmental issuer to meet its obligations under the bonds in a timely manner.
Revenue Bonds. Revenue bonds are backed by the income from a specific project, facility or tax. Revenue bonds are issued to finance a wide variety of public projects, including (1) housing, (2) electric, gas, water, and sewer systems, (3) highways, bridges, and tunnels, (4) port and airport facilities, (5) colleges and universities, and (6) hospitals. In some cases, repayment of these bonds depends upon annual legislative appropriations; in other cases, if the issuer is unable to meet its legal obligation to repay the bond, repayment becomes an unenforceable “moral obligation” of a related governmental unit. Revenue bonds issued by housing finance authorities are backed by a wider range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and net revenues from housing projects.
Most PABs are revenue bonds, in that principal and interest are payable only from the net revenues of the facility financed by the bonds. These bonds generally do not constitute a pledge of the general credit of the public issuer or private operator or user of the facility. In some cases, however, payment may be secured by a pledge of real and personal property constituting the facility.
Resource Recovery Bonds. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved on a temporary basis during the construction of the facility, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The credit and quality of resource recovery bonds may be affected by the viability of the project itself, tax incentives for the project, and changing environmental regulations or interpretations thereof.
Municipal Lease Obligations. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. The Fund will usually invest in municipal lease obligations through certificates of participation (“COPs”), which give the Fund a specified, undivided interest in the obligation. For example, a COP may be created when long-term revenue bonds are issued by a governmental corporation to pay for the acquisition of property. The payments made by the municipality under the lease are used to repay interest and principal on the bonds. Once these lease payments are completed, the municipality gains ownership of the property. These obligations are distinguished from general obligation or revenue bonds in that they typically are not backed fully by the municipality’s credit, and their interest may become taxable if the lease is assigned. The lease subject to the transaction usually contains a “non-appropriation” clause. A non-appropriation clause states that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease without penalty if its appropriating body does not allocate the necessary funds. Such termination would result in a significant loss to the Fund.
Municipal Notes. Municipal notes include the following:
1. Project notes are issued by local issuing agencies created under the laws of a state, territory, or possession of the United States to finance low-income housing, urban redevelopment, and similar projects. These notes are backed by an agreement between the local issuing agency and the Department of Housing and Urban Development (“HUD”). Although the notes are primarily obligations of the local issuing agency, the HUD agreement provides the full faith and credit of the United States as additional security.
2. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of future seasonal tax revenues, such as property, income and sales taxes, and are payable from these future revenues.
3. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, including revenue made available under certain state aid funding programs. Such appropriation of revenue is generally accounted for in the state budgetary process.
4. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the notes.
5. Construction loan notes are sold to provide construction financing. After completion of construction, many projects receive permanent financing from Fannie Mae (also known as the Federal National Mortgage Association) or Ginnie Mae (also known as the Government National Mortgage Association).
6. Tax-exempt commercial paper is a short-term obligation issued by a state or local government or an agency thereof to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.
7. Pre-refunded and “escrowed” municipal bonds are bonds with respect to which the issuer has deposited, in an escrow account, an amount of securities and cash, if any, that will be sufficient to pay the periodic interest on and principal amount of the bonds, either at their stated maturity date or on the date the issuer may call the bonds for payment. This arrangement gives the investment a quality equal to the securities in the account, usually U.S. Government Securities (defined below). The Fund can also purchase bonds issued to refund earlier issues. The proceeds of these refunding bonds are often used for escrow to support refunding.
Participation Interests of Municipal Obligations. The Fund may purchase from banks participation interests in all or part of specific holdings of short-term municipal obligations. Each participation interest is backed by an irrevocable letter of credit issued by a selling bank determined by the Manager to be creditworthy. The Fund has the right to sell the participation interest back to the bank, usually after seven days’ notice, for the full principal amount of its participation, plus accrued interest, but only (1) to provide portfolio liquidity, (2) to maintain portfolio quality, or (3) to avoid losses when the underlying municipal obligations are in default. Although the Fund does not currently intend to acquire participation interests, the Fund reserves the right to do so in the future.
Purchases with a Standby Commitment to Repurchase. When the Fund purchases municipal obligations, it also may acquire a standby commitment obligating the seller to repurchase the obligations at an agreed upon price on a specified date or within a specified period. A standby commitment is the equivalent of a nontransferable “put” option held by the Fund that terminates if the Fund sells the obligations to a third party.
The Fund may enter into standby commitments only with banks and (if permitted under the 1940 Act) securities dealers determined to be creditworthy. The Fund’s ability to exercise a standby commitment depends on the ability of the bank or securities dealer to pay for the obligations on exercise of the commitment. If a bank or securities dealer defaults on its commitment to repurchase such obligations, the Fund may be unable to recover all or even part of any loss it may sustain from having to sell the obligations elsewhere.
Although the Fund does not currently intend to invest in standby commitments, the Fund reserves the right to do so in the future. By enabling the Fund to dispose of municipal obligations at a predetermined price prior to maturity, this investment technique allows the Fund to be fully invested while preserving the flexibility to make commitments for when-issued securities, take advantage of other buying opportunities, and meet redemptions.
Standby commitments are valued at zero in determining NAV. The maturity or duration of municipal obligations purchased by the Fund is not shortened by a standby commitment. Therefore, standby commitments do not affect the dollar-weighted average maturity or duration of the Fund’s investment portfolio.
Residual Interest Bonds. The Fund may purchase one component of a municipal security that is structured in two parts: A variable rate security and a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 35 days, while the residual interest bond holder receives the balance of the income less an auction fee. These instruments are also known as inverse floaters because the income received on the residual interest bond is inversely related to the market rates. The market prices of residual interest bonds are highly sensitive to changes in market rates and may decrease significantly when market rates increase.
Tender Option Bonds. Tender option bonds are created by coupling an intermediate- or long-term fixed rate tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, the Fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Manager considers the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments or the bond’s rating falls below investment grade.
Yield and Price Characteristics of Municipal Obligations. Municipal obligations generally have the same yield and price characteristics as other debt securities. Yields depend on a variety of factors, including general conditions in the money and bond markets and, in the case of any particular securities issue, its amount, maturity, duration, and rating. Market prices of fixed income securities usually vary upward or downward in inverse relationship to market interest rates.
Municipal obligations with longer maturities or durations tend to produce higher yields. They are generally subject to potentially greater price fluctuations, and thus greater appreciation or depreciation in value, than obligations with shorter maturities or durations and lower yields. An increase in interest rates generally will reduce the value of the Fund’s investments, whereas a decline in interest rates generally will increase that value. The ability of the Fund to achieve its investment objective also is dependent on the continuing ability of the issuers of the municipal obligations in which the Fund invests (or, in the case of PABs, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the bonds) to pay interest and principal when due.
Policies and Limitations. The Fund will not acquire standby commitments with a view to exercising them when the exercise price exceeds the current value of the underlying obligations; the Fund will do so only to facilitate portfolio liquidity.
Natural Disasters and Adverse Weather Conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
Operational and Cybersecurity Risk.  With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or Fund service providers (including, but not limited to, the Fund’s manager, distributor, fund accountants, custodian, transfer agent, sub-advisers (if applicable), and financial intermediaries), as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.  Any of these results could have a substantial adverse impact on the Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, net asset value (“NAV”) calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions.
The Fund’s service providers may also be negatively impacted due to operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures as well as other technological issues may adversely affect the Fund’s ability to calculate their net asset values in a timely manner, including over a potentially extended period.
The occurrence of an operational or cybersecurity incident could result in regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the Fund or Fund service provider violated privacy and other laws. Similar adverse consequences could result from incidents affecting issuers of securities in which the Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Although the Fund and its Manager endeavor to determine that service providers have established risk management systems that seek to reduce these operational and cybersecurity risks, and business continuity plans in the event there is an incident, there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Fund does not control the operational and cybersecurity systems and plans of the issuers of securities in which the Fund invests or the Fund’s third party service providers or trading counterparties or any other service providers whose operations may affect the Fund or its shareholders.
Preferred Stock.  Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.
Private Companies and Pre-IPO Investments.  Investments in private companies, including companies that have not yet issued securities publicly in an IPO (“Pre-IPO shares”) involve greater risks than investments in securities of companies that have traded publicly on an exchange for extended periods of time. Investments in these companies are generally less liquid than investments in securities issued by public companies and may be difficult for the Fund to value.  Compared to public companies, private companies may have a more limited management group and limited operating histories with narrower, less established product lines and smaller market shares, which may cause them to be more vulnerable to competitors’ actions, market conditions and consumer sentiment with respect to their products or services, as well as general economic downturns.  In addition, private companies may have limited financial resources and may be unable to meet their obligations under their existing credit facilities (to the extent that such facilities exist).  This could lead to bankruptcy or liquidation of such private company or the dilution or subordination of the Fund’s investment in such private company. Additionally, there is significantly less information available about private companies’ business models, quality of management, earnings growth potential and other criteria used to evaluate their investment prospects and the little public information available about such companies may not be reliable. Because financial reporting obligations for private companies are not as rigorous as public companies, it may be difficult to fully assess the rights and values of certain securities issued by private companies.  The Fund may only have limited access to a private company’s actual financial results and there is no assurance that the information obtained by the Fund is reliable.  Although there is a potential for pre-IPO shares to increase in value if the company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Fund’s investment to decrease significantly. Moreover, because securities issued by private companies shares are generally not freely or publicly tradable, the Fund may not have the opportunity to purchase or the ability to sell these shares in the amounts or at the prices the Fund desires. The private companies the Fund may invest in may not ever issue shares in an IPO and a liquid market for their pre-IPO shares may never develop, which may negatively affect the price at which the Fund can sell these shares and make it more difficult to sell these shares, which could also adversely affect the Fund’s liquidity.  The Fund’s investment in a private company’s securities will involve investing in restricted securities.  See “Restricted Securities and Rule 144A Securities” for risks related to restricted securities.
Private Investments in Public Equity (PIPEs).  The Fund may invest in securities issued in private investments in public equity transactions, commonly referred to as “PIPEs.” A PIPE investment involves the sale of equity securities, or securities convertible into equity securities, in a private placement transaction by an issuer that already has outstanding, publicly traded equity securities of the same class. Shares acquired in PIPEs are commonly sold at a discount to the current market value per share of the issuer’s publicly traded securities.
Securities acquired in PIPEs generally are not registered with the SEC until after a certain period of time from the date the private sale is completed, which may be months and perhaps longer. PIPEs may contain provisions that require the issuer to pay penalties to the holder if the securities are not registered within a specified period. Until the public registration process is completed, securities acquired in PIPEs are restricted and, like investments in other types of restricted securities, may be illiquid. Any number of factors may prevent or delay a proposed registration. Prior to or in the absence of registration, it may be possible for securities acquired in PIPEs to be resold in transactions exempt from registration under the 1933 Act. There is no guarantee, however, that an active trading market for such securities will exist at the time of disposition, and the lack of such a market could hurt the market value of the Fund’s investments. Even if the securities acquired in PIPEs become registered, or the Fund is able to sell the securities through an exempt transaction, the Fund may not be able to sell all the securities it holds on short notice and the sale could impact the market price of the securities.  See “Restricted Securities and Rule 144A Securities” for risks related to restricted securities.

Real Estate-Related Instruments.  The Fund will not invest directly in real estate, but the Fund may invest in securities issued by real estate companies. Investments in the securities of companies in the real estate industry subject the Fund to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.
Real estate-related instruments include securities of real estate investment trusts (also known as “REITs”), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings, and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans, and derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.
REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, because mortgage REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in such REITs may be adversely affected by defaults on such mortgage loans or leases.
REITs are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Domestic REITs are also subject to the possibility of failing to qualify for tax-free “pass-through” of net income and net realized gains under the Code and failing to maintain exemption from the 1940 Act.

REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause the Fund to bear its proportionate share of the costs of the REITs’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in REITs.
Effective for taxable years beginning after December 31, 2017, the recently enacted Tax Cuts and Jobs Act generally allows individuals and certain other non-corporate entities, such as partnerships, a deduction for 20% of qualified REIT dividends. However, the new law does not include any provision for a RIC to pass the character of its qualified REIT dividends through to its shareholders. As a result, an investor who invests directly in REITs will be able to receive the benefit of that deduction, while a shareholder in the Fund will not.
Recent Market Conditions.  Some countries, including the U.S., are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the 2008 financial crisis, and substantially reducing corporate taxes (which the U.S. recently did).  The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates.  The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. For example, because investors may buy equity securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments.  Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility.

During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline. The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide and make it more difficult for borrowers to obtain financing on attractive terms, if at all. Following the 2008 financial crisis, the U.S. federal government and certain foreign central banks acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Changes in government policies, withdrawal of this support, or other policy changes by governments or central banks, could adversely impact the value and liquidity of certain securities.

In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, official statistics indicate a recent growth rate in China that is significantly lower than that in the early part of the decade. This has adversely affected worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are impossible to know for sure at this point. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of the UK’s trade relations with the EU and other major economies following Brexit, which are matters to be negotiated.

Some economists have expressed concern about the potential effects of global climate change on property values in coastal zones.  A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in coastal flooding could cause such properties to lose value or become unmarketable altogether.  These losses could adversely affect mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or municipal or mortgage-backed securities.  Since these issues are driven largely by buyers’ perceptions, it is difficult to know the time period over which they might unfold.  Economists warn that, unlike previous declines in the real estate market, properties in affected zones may not ever recover their value.

 Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Repurchase Agreements.  In a repurchase agreement, the Fund purchases securities from a bank that is a member of the Federal Reserve System or also from a foreign bank or from a U.S. branch or agency of a foreign bank or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. The Manager monitors the creditworthiness of sellers.  If the Fund enters into a repurchase agreement subject to foreign law and the counter-party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.
Policies and Limitations.  Repurchase agreements with a maturity or demand of more than seven days are considered to be illiquid securities. The Fund may not enter into a repurchase agreement with a maturity or demand of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Fund may enter into a repurchase agreement only if (1) the underlying securities (excluding maturity and duration limitations, if any) are of a type that the Fund’s investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3)

payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund’s account by its custodian or a bank acting as the Fund’s agent.
Restricted Securities and Rule 144A Securities.  The Fund may invest in “restricted securities,” which generally are securities that may be resold to the public only pursuant to an effective registration statement under the 1933 Act or an exemption from registration.  Regulation S under the 1933 Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the 1933 Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers.
Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors.  To the extent restricted securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act.  However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager, acting under guidelines established by the Fund Trustees, will determine whether investments in Rule 144A securities are liquid or illiquid.
Where an exemption from registration under the 1933 Act is unavailable, or where an institutional market is limited, the Fund may, in certain circumstances, be permitted to require the issuer of restricted securities held by the Fund to file a registration statement to register the resale of such securities under the 1933 Act.  In such case, the Fund will typically be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to resell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, or the value of the security were to decline, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.
Policies and Limitations.  To the extent restricted securities, including Rule 144A securities, are deemed illiquid, purchases thereof will be subject to the Fund’s 15% limitation on investments in illiquid securities.
Reverse Repurchase Agreements.  In a reverse repurchase agreement, the Fund sells portfolio securities to another party and agrees to repurchase the securities at an agreed-upon price and date, which reflects an interest payment. In periods of increased demand for a security, the Fund may receive a payment from the counterparty for the use of the security, which is recorded as interest income.  Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to the Fund.  The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements may be viewed as a form of borrowing by the Fund. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. The Manager monitors the creditworthiness of counterparties to reverse repurchase agreements. For the Fund’s policies and limitations on borrowing, see “Investment Policies and Limitations -- Borrowing” above.
Policies and Limitations.  Reverse repurchase agreements are considered borrowings for purposes of the Fund’s investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund’s obligations under the agreement.
Risks of Reliance on Computer Programs or Codes.  Many processes used in Fund management, including security selection, rely, in whole or in part, on the use of computer programs or codes, some of which are created or maintained by the Manager or its affiliates and some of which are created or maintained by third parties.  Errors in these programs or codes may go undetected, possibly for quite some time, which could adversely affect the Fund’s operations or performance.  Computer programs or codes are susceptible to human error when they are first created and as they are developed and maintained. Some funds, like the Fund, may be subject to heightened risk in this area because the funds’ advisers rely to a greater extent on computer programs or codes in managing the funds’ assets.
While efforts are made to guard against problems associated with computer programs or codes, there can be no assurance that such efforts will always be successful.  The Fund has limited insight into the computer programs and processes of some service providers, and may have to rely on contractual assurances or business relationships to protect against some errors in the service providers’ systems.
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market.  To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors.   An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market.  The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.
Consumer Discretionary Sector. The consumer discretionary sector can be significantly affected by the performance of the overall economy, interest rates, competition, and consumer confidence. Success can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products.

Consumer Staples Sector. The consumer staples sector can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, and environmental factors, as well as the performance of the overall economy, interest rates, consumer confidence, and the cost of commodities. Regulations and policies of various domestic and foreign governments affect agricultural products as well as other consumer staples.
Energy Sector. The energy sector can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels caused by geopolitical events, energy conservation, the success of exploration projects, weather or meteorological events, and tax and other government regulations. In addition, companies in the energy sector are at risk of civil liability from accidents resulting in pollution or other environmental damage claims. In addition, since the terrorist attacks in the United States on September 11, 2001, the U.S. government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure and production, transmission, and distribution facilities, might be future targets of terrorist activity. Further, because a significant portion of revenues of companies in this sector are derived from a relatively small number of customers that are largely composed of governmental entities and utilities, governmental budget constraints may have a significant impact on the stock prices of companies in this sector.
Financials Sector. The financials sector is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments that companies in this sector can make, and the interest rates and fees that these companies can charge. Profitability can be largely dependent on the availability and cost of capital and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Financial difficulties of borrowers can negatively affect the financials sector. Insurance companies can be subject to severe price competition. The financials sector can be subject to relatively rapid change as distinctions between financial service segments become increasingly blurred.
Health Care Sector. The health care sector is subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability. Furthermore, the types of products or services produced or provided by health care companies quickly can become obsolete. In addition, pharmaceutical companies and other companies in the health care sector can be significantly affected by patent expirations.
 Industrials Sector. The industrials sector can be significantly affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition. Companies in this sector also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.
Information Technology Sector. The information technology sector can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established.
 Materials Sector. The materials sector can be significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import and export controls, and worldwide competition. At times, worldwide production of materials has exceeded demand as a result of over-building or economic downturns, which has led to commodity price declines and unit price reductions. Companies in this sector also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.
Telecommunication Services Sector. The telecommunication services sector, particularly telephone operating companies, are subject to both federal and state government regulations. Many telecommunications companies intensely compete for market share and can be impacted by technology changes within the sector such as the shift from wired to wireless communications.
Utilities Sector. The utilities sector can be significantly affected by government regulation, interest rate changes, financing difficulties, supply and demand of services or fuel, changes in taxation, natural resource conservation, intense competition, and commodity price fluctuations.
Securities Loans. The Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors, provided that cash or equivalent collateral, initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is maintained by the borrower with the Fund or with the Fund’s lending agent, who holds the collateral on the Fund’s behalf. Thereafter, cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is to be continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower that has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower. The Fund does not have the right to vote on securities while they are on loan.  However, it is the Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund has determined are material to the interests of the Fund.  The Manager believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Fund may loan securities through a separate operating unit of Neuberger Berman BD LLC (“Neuberger Berman”) or an affiliate of Neuberger Berman, acting as agent. The Fund also may loan securities to Neuberger Berman and its affiliates (other than NBIA), subject to the conditions of the SEC order.  The Fund may also loan securities through other third parties not affiliated with Neuberger Berman that would act as agent to lend securities to principal borrowers.

Policies and Limitations. The Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets (taken at current value) to banks, brokerage firms, or other institutional investors. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily.  Thereafter, the collateral must be equal to at least 100% of the market value of the loaned securities.  The Fund may invest the collateral obtained from securities lending for investment purposes.  See the section entitled “Cash Management and Temporary Defensive Positions” for additional information on how the Fund may invest the collateral obtained from securities lending.  The Fund does not count uninvested collateral for purposes of any investment policy or limitation that requires the Fund to invest specific percentages of its assets in accordance with its principal investment program.
Securities of ETFs and Other Exchange-Traded Investment Vehicles.  The Fund may invest in the securities of ETFs and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (collectively, “exchange-traded investment vehicles”). When investing in the securities of exchange-traded investment vehicles, the Fund will be indirectly exposed to all the risks of the portfolio securities or other financial instruments they hold.   The performance of an exchange-traded investment vehicle will be reduced by transaction and other expenses, including fees paid by the exchange-traded investment vehicle to service providers.  ETFs are investment companies that are registered as open-end management companies or unit investment trusts. The limits that apply to the Fund’s investment in securities of other investment companies generally apply also to the Fund’s investment in securities of ETFs.  See “Securities of Other Investment Companies.”
Shares of exchange-traded investment vehicles are listed and traded in the secondary market. Many exchange-traded investment vehicles are passively managed and seek to provide returns that track the price and yield performance of a particular index or otherwise provide exposure to an asset class (e.g., currencies or commodities).  Although such exchange-traded investment vehicles may invest in other instruments, they largely hold the securities (e.g., common stocks) of the relevant index or financial instruments that provide exposure to the relevant asset class. The share price of an exchange-traded investment vehicle may not track its specified market index, if any, and may trade below its NAV. An active secondary market in the shares of an exchange-traded investment vehicle may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. There can be no assurance that the shares of an exchange-traded investment vehicle will continue to be listed on an active exchange.
The Fund also may effect short sales of exchange-traded investment vehicles and may purchase and sell options on shares of exchange-traded investment vehicles. If the Fund effects a short sale of an exchange-traded investment vehicle, it may take long positions in individual securities held by the exchange-traded investment vehicle to limit the potential loss in the event of an increase in the market price of the exchange-traded investment vehicle sold short.
Securities of Other Investment Companies.  As indicated above, investments by the Fund in shares of other investment companies are subject to the limitations of the 1940 Act and the rules and regulations thereunder.  However, pursuant to an exemptive order from the SEC, the Fund is permitted to invest in shares of certain investment companies beyond the limits contained in the 1940 Act and the rules and regulations thereunder subject to the terms and conditions of the order. The Fund may invest in the securities of other investment companies, including open-end management companies, closed-end management companies (including business development companies (“BDCs”)) and unit investment trusts, that are consistent with its investment objectives and policies.  Such an investment may be the most practical or only manner in which the Fund can invest in certain asset classes or participate in certain markets, such as foreign markets, because of the expenses involved or because other vehicles for investing in those markets may not be available at the time the Fund is ready to make an investment.  When investing in the securities of other investment companies, the Fund will be indirectly exposed to all the risks of such investment companies’ portfolio securities.  In addition, as a shareholder in an investment company, the Fund would indirectly bear its pro rata share of that investment company’s advisory fees and other operating expenses.  Fees and expenses incurred indirectly by the Fund as a result of its investment in shares of one or more other investment companies generally are referred to as “acquired fund fees and expenses” and may appear as a separate line item in the Fund’s prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant.  The 1940 Act imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less.  As a result, BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly-traded companies.  In addition, the shares of closed-end management companies may trade at a discount or premium to the net asset value of such company’s portfolio securities.  Historically, shares of closed-end funds, including BDCs, have frequently traded at a discount to their net asset value, which discounts have, on occasion, been substantial and lasted for sustained periods of time.
Certain money market funds that operate in accordance with Rule 2a-7 under the 1940 Act float their NAV while others seek to preserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed, and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee).
Policies and Limitations.  For cash management purposes, the Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by the Manager or an affiliate, under specified conditions. See “Cash Management and Temporary Defensive Positions.”
Otherwise, the Fund’s investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate.  However, the Fund may exceed these limits when investing in shares of an ETF, subject to the terms and conditions of an exemptive order from the SEC obtained by the ETF that permits an investing fund, such as the Fund, to invest in the ETF in excess of the limits described above.  In addition, the Fund may exceed these limits when investing in shares of certain other investment companies, subject to the terms and conditions of an exemptive order from the SEC.
The Fund is also able to invest up to 100% of its total assets in a master portfolio with the same investment objectives, policies and limitations as the Fund.
Short Sales. The Fund may use short sales for hedging and non-hedging purposes.  To effect a short sale, the Fund borrows a security from or through a brokerage firm to make delivery to the buyer. The Fund is then obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends on the borrowed security and may be required to pay loan fees or interest.
The Fund may realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest the Fund is required to pay in connection with a short sale. A short position may be adversely affected by imperfect correlation between movements in the prices of the securities sold short and the securities being hedged.
The Fund may also make short sales against-the-box, in which it sells short securities only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.
The effect of short selling is similar to the effect of leverage. Short selling may amplify changes in the Fund’s NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.
When the Fund is selling stocks short, it must maintain a segregated account of cash or high-grade securities that, together with any collateral (exclusive of short sale proceeds) that it is required to deposit with the securities lender or the executing broker, is at least equal to the value of the shorted securities, marked to market daily. As a result, the Fund may need to maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions).
Policies and Limitations. The Fund’s ability to engage in short sales may be impaired by any temporary prohibitions on short selling imposed by domestic and certain foreign government regulators.
Special Purpose Acquisition Companies.  The Fund may invest in stock, warrants or other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC or similar entity generally maintains assets (less a portion retained to cover expenses) in a trust account comprised of U.S. Government securities, money market securities, and cash. If an acquisition is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank-check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. SPACs may allow shareholders to redeem their pro rata investment immediately after the SPAC announces a proposed acquisition, which may prevent the entity’s management from completing the transaction. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, SPACs may trade in the over-the-counter market and, accordingly, may be considered illiquid and/or be subject to restrictions on resale.
Stripped Mortgage Backed Securities (SMBS). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Fund’s limitations on investments in illiquid securities.
Stripped Securities. Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells. These coupons are not obligations of the U.S. Treasury.

Structured Notes.  The Fund may invest in structured notes, such as participatory notes, issued by banks or broker-dealers that are designed to replicate the performance of an underlying indicator.  Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index.  Generally, investments in such notes are used as a substitute for positions in underlying indicators.  Structured notes are a type of equity-linked derivative which generally are traded over-the-counter (“OTC”). The performance results of structured notes will not replicate exactly the performance of the underlying indicator that the notes seek to replicate due to transaction costs and other expenses.
Investments in structured notes involve the same risks associated with a direct investment in the underlying indicator the notes seek to replicate. The return on a structured note that is linked to a particular underlying indicator generally is increased to the extent of any dividends paid in connection with the underlying indicator. However, the holder of a structured note typically does not receive voting rights and other rights as it would if it directly owned the underlying indicator. In addition, structured notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. Structured notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a structured note against the issuer of an underlying indicator. Structured notes involve transaction costs. Structured notes may be considered illiquid and, therefore, structured notes considered illiquid will be subject to the Fund’s percentage limitation on investments in illiquid securities.
Structured notes may also include exchange-traded notes (“ETNs”), which are typically unsecured and unsubordinated like other structured notes. ETN returns are based upon the performance of one or more underlying indicators and typically, no periodic coupon payments are distributed and no principal protections exists, even at maturity.  ETNs are listed on an exchange and traded in the secondary market. An ETN can be held until maturity, at which time the issuer pays the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. Because fees reduce the amount of return at maturity or upon redemption, if the value of the underlying indicator decreases or does not increase significantly, the Fund may receive less than the principal amount of its investment at maturity or upon redemption. In addition, the value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying indicator, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the underlying indicator. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A decision by the Fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

Sukuk. Sukuk are financial certificates which are structured to comply with Shariah law and its investment principles, which prohibit the charging or payment of interest. Sukuk represent undivided shares in the ownership of tangible assets relating to a specific investment activity. The sukuk issuer, often a special purpose vehicle established to issue the sukuk, holds title to an asset or pool of assets. The sukuk represent an interest in that asset, so the income to the investor comes from a share in revenues generated from the asset, not from interest on the investor’s money. The sukuk investor’s investment in the sukuk does not represent a debt by the issuer of the underlying asset to the entity that issued the sukuk. The issuer of the sukuk agrees in advance to repurchase the sukuk from the investor on a certain date at a certain price.
As unsecured investments, sukuk are backed only by the credit of the issuing entity, which may be a special purpose vehicle that holds no other assets. They are thus subject to the risk that the issuer may not be able to repurchase the instrument at the agreed upon date for the agreed upon price, if at all. Furthermore, since the purchasers of sukuk are investors in the underlying asset, they are subject to the risk that the asset may not perform as expected, and the flow of income from the investments may be slower than expected or may cease altogether. In the event of default, the process may take longer to resolve than conventional bonds. Evolving interpretations of Islamic law by courts or prominent scholars may affect the free transferability of sukuk in ways that cannot now be foreseen. In that event, the Fund may be required to hold its sukuk for longer than intended, even if their condition is deteriorating.
While the sukuk market has grown significantly in recent years, there may be times when the market is illiquid and it is difficult for the Fund to make an investment in or dispose of sukuk. Furthermore, the global sukuk market is significantly smaller than the conventional bond markets and restrictions imposed by the Shariah board of the issuing entity may limit the investable universe of the Fund. Although the Fund may invest in sukuk, other investments by the Fund, and the Fund as a whole, will not conform to Shariah law.
Terrorism Risks.  The terrorist attacks in the United States on September 11, 2001, had a disruptive effect on the U.S. economy and financial markets. Terrorist attacks and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and financial markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Fund’s operations.
U.S. Government and Agency Securities.  “U.S. Government Securities” are obligations of the U.S. Treasury backed by the full faith and credit of the United States.  Due to recent market turbulence, some investors have turned to the safety of securities issued or guaranteed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline.  As a result of this and other market influences, yields of short-term U.S. Treasury debt instruments are currently near historical lows.
“U.S. Government Agency Securities” are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the

Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), SLM Corporation (formerly, the Student Loan Marketing Association) (commonly known as “Sallie Mae”), Federal Home Loan Banks (“FHLB”), and the Tennessee Valley Authority.  Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the U.S. Treasury’s discretion in certain cases, or only by the credit of the issuer.  Accordingly, there is at least a possibility of default.  U.S. Government Agency Securities include U.S. Government agency mortgage-backed securities.  (See “Mortgage-Backed Securities,” above.)  The market prices of U.S. Government Agency Securities are not guaranteed by the U.S. Government and generally fluctuate inversely with changing interest rates.
U.S. Government Agency Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.  The secondary market for certain of these participations is extremely limited.  In the absence of a suitable secondary market, such participations may therefore be regarded as illiquid.
The Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury.  The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.  Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.  The market prices of STRIPS generally are more volatile than that of U.S. Treasury bills with comparable maturities.
Variable or Floating Rate Securities; Demand and Put Features. Variable rate and floating rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, “Adjustable Rate Securities”) ordinarily is determined by reference to a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.
Adjustable Rate Securities frequently permit the holder to demand payment of the obligations’ principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. In purchasing these securities, the Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer.  The Fund can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Fund to sell the security to the issuer or third party at a specified price.  The Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

Policies and Limitations. The Fund may not invest more than 5% of its total assets in securities backed by credit instruments from any one issuer or by insurance from any one insurer. For purposes of this limitation, the Fund excludes securities that do not rely on the credit instrument or insurance for their ratings, i.e., stand on their own credit. In calculating its dollar-weighted average maturity and duration, the Fund is permitted to treat certain Adjustable Rate Securities as maturing on a date prior to the date on which the final repayment of principal must unconditionally be made. In applying such maturity shortening devices, the Manager considers whether the interest rate reset is expected to cause the security to trade at approximately its par value.
Warrants and Rights. Warrants and rights may be acquired by the Fund in connection with other securities or separately.  Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities and provide the Fund with the right to purchase at a later date other securities of the issuer.  Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date.  Rights also normally have a shorter duration than warrants.  Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities.  The purchase of warrants and rights involves the risk that the Fund could lose the purchase value of the warrants or rights if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration date because warrants and rights cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.  The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.
When-Issued and Delayed-Delivery Securities and Forward Commitments.  The Fund may purchase securities on a when-issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period). These transactions may involve mortgage-backed securities such as GNMA, Fannie Mae and Freddie Mac certificates. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued and delayed delivery purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.
When-issued and delayed-delivery purchases and forward commitment transactions enable the Fund to “lock in” what the Manager believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued, delayed-delivery or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. When-issued, delayed-delivery and forward commitment transactions are subject to the risk that the counterparty may fail to complete the purchase or sale of the security. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. To reduce this risk, the Fund will enter into transactions with established counterparties and the Manager will monitor the creditworthiness of such counterparties.
The value of securities purchased on a when-issued, delayed-delivery or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. Because the Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the value of the Fund’s interests. The purchase of securities on a when-issued or delayed-delivery basis also involves a risk of loss if the value of the security to be purchased declines before the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in that Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect.
When-issued, delayed-delivery and forward commitment transactions may cause the Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase or sale obligations.
Policies and Limitations.  The Fund will purchase securities on a when-issued or delayed-delivery basis, or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.
The Fund may also enter into a TBA agreement and “roll over” such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage-backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by the Fund.
When the Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the portfolio securities will be held in a segregated account, or the portfolio securities will be designated on the Fund’s records as segregated, while the commitment is outstanding. These procedures are designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued and delayed-delivery purchases and forward commitment transactions.

Wholly Owned Subsidiary. The Fund invests a portion of its assets in a wholly owned subsidiary organized as an exempted company with limited liability under the laws of the Cayman Islands (“Subsidiary”). The Fund invests in the Subsidiary in order to indirectly gain exposure to the commodities markets within the limitations of Subchapter M of Chapter 1 of Subtitle A of the Code applicable to RICs. Among other requirements, the Fund must maintain no more than 25% of the value of its total assets in the Subsidiary at the end of every quarter of its taxable year. The Fund is the sole shareholder of the Subsidiary, and shares of the Subsidiary will not be sold or offered to other investors.  The Subsidiary’s commodity-linked investments (including commodity-linked futures contracts, structured notes, swaps and options) are expected to produce leveraged exposure to the performance of the commodities markets. The Subsidiary also may invest in money market funds, fixed income securities and other instruments that may serve as collateral for its commodity-linked positions and may hold cash or cash equivalents.
The Fund has received an opinion of counsel, which is not binding on the Service or the courts, that distributions of certain amounts from the Subsidiary should constitute qualifying income. See “Additional Tax Information - Taxation of the Fund - The Subsidiary.”
If the Fund’s income from the Subsidiary was not qualifying income, the Fund could be unable to qualify as a RIC for one or more years.  If the Fund failed to so qualify for any taxable year but was eligible to and did cure the failure, it would incur potentially significant federal income tax expense.  If, on the other hand, the Fund failed to so qualify for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax on its taxable income at the corporate tax rate, with the consequences that its income available for distribution to shareholders would be reduced and all such distributions from its current or accumulated earnings and profits would be taxable to them as dividend income. In that event, the Fund Trustees may authorize a significant change in investment strategy or the Fund’s liquidation.
The commodity-related investments of the Subsidiary would not generally be subject to U.S. laws (including securities laws) and their protections. Further, they will be subject to the laws of a foreign jurisdiction, which can be adversely affected by developments in that jurisdiction.
The Subsidiary is overseen by its own board of directors. While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, except as noted in the Fund’s prospectus or this SAI, is not subject to all of the investor protection requirements of the 1940 Act and other U.S. statutes and regulations.  Consequently, the Fund, as the sole shareholder of the Subsidiary, will not have all of the protections afforded to investors in registered mutual funds.  However, the Subsidiary is wholly owned and controlled by the Fund and the Fund Trustees maintain oversight responsibility for investment activities of the Subsidiary generally (with respect to compliance and investment policies and procedures) as if the Subsidiary’s investments were held directly by the Fund. Furthermore, NBIA is responsible for the Subsidiary’s day-to-day business pursuant to an Investment Management Agreement between the Subsidiary and NBIA. Therefore, the Fund’s ownership and control of the Subsidiary make it unlikely that the Subsidiary would take any action contrary to the interests of the Fund or its shareholders. Under the Investment Management Agreement with the Subsidiary, NBIA provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The Subsidiary also has contracted with service providers to provide custody and other services to the Subsidiary.

In overseeing the Subsidiary’s investment portfolio, and in adhering to the Fund’s compliance policies and procedures, NBIA treats the assets of the Subsidiary as if the assets were held directly by the Fund. NBIA also treats the assets of the Subsidiary as if the assets were held directly by the Fund with respect to overseeing its adherence to the Fund’s investment policies and restrictions.
The Subsidiary bears the fees and expenses it incurs in connection with its operations, such as those for services it receives from third party service providers.
The financial information of the Subsidiary is consolidated in the Fund’s financial statements, as contained within the Fund’s Annual and Semiannual Reports provided to shareholders.  Changes in U.S. laws (where the Fund is organized) and/or the Cayman Islands (where the Subsidiary is organized), could prevent the Fund and/or the Subsidiary from operating as described in the Fund’s prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands has undertaken not to impose certain taxes on the Subsidiary, including any income, corporate, or capital gains tax, estate duty, inheritance tax, gift tax, or withholding tax. If the Subsidiary’s exemption from those taxes were revoked, thus requiring the Subsidiary to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.
By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
Zero Coupon Securities, Step Coupon Securities, Discount Obligations and Pay-in-Kind Securities.  The Fund may invest in zero coupon securities, step coupon securities and pay-in-kind securities. Zero coupon securities and step coupon securities are debt obligations that are issued and traded at a discount from their face amount or par value (known as “original issue discount” or “OID”) and do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. The Fund may also acquire certain debt securities at a discount. These discount obligations involve special risk considerations. OID varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.
Zero coupon securities and step coupon securities are redeemed at face value when they mature.  Accrued OID must be included in the Fund’s gross income for federal tax purposes ratably each taxable year prior to the receipt of any actual payments. Pay-in-kind securities pay “interest” through the issuance of additional securities.
Because the Fund must distribute substantially all of its net investment income (including non-cash income attributable to OID and “interest” on pay-in-kind securities) and net realized gains to its shareholders each taxable year to qualify for treatment as a RIC and to minimize or avoid payment of federal income and excise taxes, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the distribution requirements. See “Additional Tax Information – Taxation of the Fund.”
The market prices of zero coupon securities, step coupon securities, pay-in-kind securities and discount obligations generally are more volatile than the prices of securities that pay cash interest periodically. Those securities and obligations are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.
PERFORMANCE INFORMATION
The Fund’s performance figures will be based on historical results and are not intended to indicate future performance. The share price and total return of the Fund will vary, and an investment in the Fund, when redeemed, may be worth more or less than an investor’s original cost.
TRUSTEES AND OFFICERS
The following tables set forth information concerning the Fund Trustees and officers of the Trust. All persons named as Fund Trustees and officers also serve in similar capacities for other funds administered or managed by NBIA. A Fund Trustee who is not an “interested person” of NBIA (including its affiliates) or the Trust is deemed to be an independent Fund Trustee (“Independent Fund Trustee”).

Information about the Board of Trustees
Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	56
Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014.

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	56
Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Martha C. Goss (1949)	Trustee since 2007
President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.
			56
Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women’s Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	56
Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	56
Board member, Norwalk Community College Foundation, since 2014; Dean’s Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank, Connecticut (a financial services company), 1991 to 2001.	56
Formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	56
Director, H&R Block, Inc. (tax services company), since May 2001; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Commentator, NBC News, since 2015; Dean, Fletcher School of Law and Diplomacy, Tufts University, since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	56
Director, NFP Corp. (insurance broker and consultant), since 2017; Director, Utilidata Inc., since 2015; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation USA, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Candace L. Straight (1947)	Trustee since inception	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	56
Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Peter P. Trapp (1944)	Trustee since inception	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	56	None.
Fund Trustees who are “Interested Persons”
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC (“Neuberger Berman”) and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), Neuberger Berman Investment Advisers LLC (“NBIA”) (formerly, Neuberger Berman Fixed Income LLC (“NBFI”) and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
			56
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger Berman, since 2007; President—Mutual Funds, NBIA, since 2008; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.	56	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)	The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2)
Pursuant to the Trust’s Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Trustees, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*
Indicates a Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of NBIA and/or its affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception
Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President – Mutual Fund Board Relations, NBIA, 2000 to 2008;  formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator;

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2016
General Counsel and Head of Compliance – Mutual Funds since 2016 and Managing Director, NBIA, since 2017, formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009 – 2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator; Anti-Money Laundering Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)
Sheila R. James (1965)	Assistant Secretary since inception
Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008
Managing Director, Neuberger Berman, since 2013; Chief Operating Officer – Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015
Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1959)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception
Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)
Frank Rosato (1971)	Assistant Treasurer since inception
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Chamaine Williams (1971)	Chief Compliance Officer since inception
Chief Compliance Officer – Mutual Funds and Senior Vice President, NBIA, since 2006;  formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; Chief Compliance Officer, twenty-six  registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)	The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2)
Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

The Board of Trustees
The Board of Trustees (“Board”) is responsible for managing the business and affairs of the Trust. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund’s investment advisory and sub-advisory contracts and other principal contracts.
The Board has appointed an Independent Fund Trustee to serve in the role of Chairman of the Board.  The Chair’s primary responsibilities are (i) to participate in the preparation of the agenda for meetings of the Board and in the identification of information to be presented to the Board; (ii) to preside at all meetings of the Board; (iii) to act as the Board’s liaison with management between meetings of the Board; and (iv) to act as the primary contact for board communications.  The Chair may perform such other functions as may be requested by the Board from time to time.  Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation as Chair does not impose on such Independent Fund Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
As described below, the Board has an established committee structure through which the Board considers and addresses important matters involving the Fund, including those identified as presenting conflicts or potential conflicts of interest for management.  The Independent Fund Trustees also regularly meet outside the presence of management and are advised by experienced independent legal counsel knowledgeable in matters of investment company regulation.  The Board periodically evaluates its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Chair and its committee structure, is appropriate in light of, among other factors, the asset size of the fund complex overseen by the Board, the nature and number of funds overseen by the Board, the number of Fund Trustees, the range of experience represented on the Board, and the Board’s responsibilities.
Additional Information About Fund Trustees
In choosing each Fund Trustee to serve, the Board was generally aware of each Fund Trustee’s skills, experience, judgment, analytical ability, intelligence, common sense, previous profit and not-for-profit board membership and, for each Independent Fund Trustee, his or her demonstrated willingness to take an independent and questioning stance toward management.  Each Fund Trustee also now has considerable familiarity with the Trust and each Fund of the Trust, their investment manager, sub-advisers, administrator and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors, and in the case of each Trustee who has served on the Board over multiple years, as a result of his or her substantial prior service as a Trustee of the Trust.  No particular qualification, experience or background establishes the basis for any Fund Trustee’s position on the Board and the Governance and Nominating Committee and individual Board members may have attributed different weights to the various factors.
In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Fund Trustee, the following provides further information about the qualifications and experience of each Fund Trustee.
Independent Fund Trustees
Michael J. Cosgrove:  Mr. Cosgrove is President of an asset management consulting firm.  He has experience as President, Chief Executive Officer, and Chief Financial Officer of the asset management division of a major multinational corporation. He also has experience as a President of institutional sales and marketing for the asset management division of the same corporation, where he was responsible for all distribution, marketing, and development of mutual fund products. He also has served as a member of the boards of various not-for-profit organizations. He has served as a Fund Trustee since 2015.
Marc Gary: Mr. Gary has legal and investment management experience as executive vice president and general counsel of a major asset management firm. He also has experience as executive vice president and general counsel at a large corporation, and as national litigation practice chair at a large law firm.  He has served as a member of the boards of various profit and not-for-profit organizations. He currently is a trustee and the executive vice chancellor and COO of a religious seminary where he oversees the seminary’s institutional budget. He has served as a Fund Trustee since 2015.

Martha C. Goss:  Ms. Goss has experience as chief operating and financial officer of an insurance holding company.  She has experience as an investment professional, head of an investment unit and treasurer for a major insurance company, experience as the Chief Financial Officer of two consulting firms, and experience as a lending officer and credit analyst at a major bank.  She has experience managing a personal investment vehicle.  She has served as a member of the boards of various profit and not-for-profit organizations and a university.  She has served as a Fund Trustee for multiple years.
Michael M. Knetter:  Dr. Knetter has organizational management experience as a dean of a major university business school and as President and CEO of a university supporting foundation.  He also has responsibility for overseeing management of the university’s endowment.  He has academic experience as a professor of international economics.  He has served as a member of the boards of various public companies and another mutual fund.  He has served as a Fund Trustee for multiple years.
Deborah C. McLean. Ms. McLean has experience in the financial services industry. She is currently involved with a high net worth private wealth management membership practice and an angel investing group, where she is active in investment screening and deal leadership and execution. For many years she has been engaged in numerous roles with a variety of not-for-profit and private company boards and has taught corporate finance at the graduate and undergraduate levels. She commenced her professional training at a major financial services corporation, where she was employed for multiple years. She has served as a Fund Trustee since 2015.
George W. Morriss:  Mr. Morriss has experience in senior management and as chief financial officer of a financial services company.  He has investment management experience as a portfolio manager managing personal and institutional funds.  He has served as a member of a committee of representatives from companies listed on NASDAQ.  He has served on the board of another mutual fund complex.   He has served as a member of the board of funds of hedge funds.  He has an advanced degree in finance.  He has served as a Fund Trustee for multiple years.
Tom D. Seip:  Mr. Seip has experience in senior management and as chief executive officer and director of a financial services company overseeing other mutual funds and brokerage.  He has experience as director of an asset management company.  He has experience in management of a private investment partnership.  He has served as a Fund Trustee for multiple years and as Independent Chair and/or Lead Independent Trustee of the Board.
James G. Stavridis. Admiral Stavridis has organizational management experience as a dean of a major university school of law and diplomacy.  He also held many leadership roles with the United States Navy over the span of nearly four decades, including serving as NATO’s Supreme Allied Commander Europe and serving at the Pentagon at different periods of time as a strategic and long range planner on the staffs of the chief of Naval Operations, as the chairman of the Joint Chiefs of Staff, and as Commander, U.S. Southern Command.  He has also served as an advisor to private and public companies on geopolitical and cybersecurity matters. He has served as a Fund Trustee since 2015.

Candace L. Straight:  Ms. Straight has experience as a private investor and consultant in the insurance industry.  She has experience in senior management of a global private equity investment firm.  She has served as a member of the boards of a public university and various profit companies.  She has served as a Fund Trustee for multiple years.
Peter P. Trapp:  Mr. Trapp has experience in senior management of a credit company and several insurance companies.  He has served as a member of the board of other mutual funds.  He is a Fellow in the Society of Actuaries.  He has served as a Fund Trustee for multiple years.
Fund Trustees who are “Interested Persons”
Joseph V. Amato:  Mr. Amato has investment management experience as an executive with Neuberger Berman and another financial services firm.  He serves as Neuberger Berman’s Chief Investment Officer for equity investments.  He has experience in leadership roles within Neuberger Berman and its affiliated entities.  He has served as a member of the board of a major university business school.  He has served as a Fund Trustee since 2009.
Robert Conti:  Mr. Conti has investment management experience as an executive with Neuberger Berman.  He has experience in leadership roles within Neuberger Berman and its affiliated entities. He has served as a member of the board of a not-for-profit organization.  He has served as a Fund Trustee since 2008.
Information About Committees
The Board has established several standing committees to oversee particular aspects of the Fund’s management. The standing committees of the Board are described below.
Audit Committee. The Audit Committee’s purposes are: (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Fund and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent registered public accounting firm; (e) to act as a liaison between the Fund’s independent registered public accounting firm and the full Board; (f) to monitor the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to management about the issuer, current market conditions, and other material factors (“Pricing Procedures”); (g) to consider and evaluate, and recommend to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; and (h) from time to time, as required or permitted by the Pricing Procedures, to establish or ratify a method of determining the fair value of portfolio securities for which market prices are not readily available. Its members are Michael J. Cosgrove (Chair), Martha C. Goss (Vice Chair), Deborah C. McLean, and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2017, the Committee met 8 times.
Contract Review Committee. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to approve or renew the Trust’s principal contractual arrangements and Rule 12b-1 plans. Its members are Marc Gary, Deborah C. McLean (Chair), George W. Morriss (Vice Chair), and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2017, the Committee met 7 times.
Ethics and Compliance Committee. The Ethics and Compliance Committee generally oversees: (a) the Trust’s program for compliance with Rule 38a-1 and the Trust’s implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust’s Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; (c) the activities of the Trust’s Chief Compliance Officer (“CCO”); (d) the activities of management personnel responsible for identifying, prioritizing, and managing compliance risks; (e) the adequacy and fairness of the arrangements for securities lending, if any, in a manner consistent with applicable regulatory requirements, with special emphasis on any arrangements in which the Fund deals with the manager or any affiliate of the manager as principal or agent; (f) the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (g) the quarterly and annual management reports on contractual arrangements  with third-party intermediaries, including payments to, and the nature and quality of the services provided by, such parties. The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.)  The Committee’s primary function is oversight.  Each investment adviser, subadviser, principal underwriter, administrator, custodian, and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations and their contracts with the Fund.  The CCO is responsible for administering the Fund’s Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers.  Its members are Marc Gary (Chair), Michael M. Knetter, Tom D. Seip, James G. Stavridis, and Candace L. Straight (Vice Chair). All members are Independent Fund Trustees. During the fiscal year ended October 31, 2017, the Committee met 6 times. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust and NBIA.

Executive Committee. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are Robert Conti (Vice Chair), Michael J. Cosgrove, Marc Gary,

Martha C. Goss, Michael M. Knetter, Deborah C. McLean, George W. Morriss, and Tom D. Seip (Chair). All members, except for Mr. Conti, are Independent Fund Trustees. During the fiscal year ended October 31, 2017, the Committee met 1 time.

Governance and Nominating Committee. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; (c) recommending for Board approval any proposed changes to Committee membership and recommending for Board and Committee approval any proposed changes to the Chair and Vice Chair appointments of any Committee following consultation with members of each such Committee; and (d) considering and making recommendations relating to the compensation of Independent Fund Trustees. Its members are Martha C. Goss (Chair), Michael M. Knetter, Tom D. Seip, and James G. Stavridis (Vice Chair). All members are Independent Fund Trustees. The selection and nomination of candidates to serve as independent trustees is committed to the discretion of the current Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Alternative Funds, 1290 Avenue of the Americas, New York, NY 10104. During the fiscal year ended October 31, 2017, the Committee met 3 times.
Investment Performance Committee. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews Fund performance and interfacing with management personnel responsible for investment risk management.  Each Fund Trustee is a member of the Committee. Michael M. Knetter and Peter P. Trapp are the Chair and the Vice Chair, respectively, of the Committee. All members, except for Mr. Amato and Mr. Conti, are Independent Fund Trustees.  During the fiscal year ended October 31, 2017, the Committee met 4 times.
Risk Management Oversight
As an integral part of its responsibility for oversight of the Fund in the interests of shareholders, the Board oversees risk management of the Fund’s administration and operations.  The Board views risk management as an important responsibility of management.
The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, liquidity risk, reputational risk, risk of operational failure or lack of business continuity, cybersecurity risk, and legal, compliance and regulatory risk.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.  Under the overall supervision of the Board, the Fund, the Fund’s investment manager, and the affiliates of the investment manager, or other service providers to the Fund, employ a variety of processes, procedures and controls to identify those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.

The Board exercises oversight of the investment manager’s risk management processes primarily through the Board’s committee structure.  The various committees, as appropriate, and/or, at times, the Board, meet periodically with the Chief Risk Officer, head of operational risk, the Chief Information Security Officer, the Chief Compliance Officer, the Treasurer, the Chief Investment Officers for equity, alternative and fixed income, the heads of Internal Audit, and the Fund’s independent auditor.  The committees or the Board, as appropriate, review with these individuals, among other things, the design and implementation of risk management strategies in their respective areas, and events and circumstances that have arisen and responses thereto.
The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Fund Trustees as to risk management matters are typically summaries of the relevant information.  Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.
Compensation and Indemnification
The Trust’s Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.
Officers and Fund Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust.
Effective January 1, 2018, for serving as a trustee of the Neuberger Berman Funds, each Independent Fund Trustee and any Fund Trustee who is an “interested person” of the Trust but who is not an employee of NBIA or its affiliates receives an annual retainer of $150,000, paid quarterly, and a fee of $15,000 for each of the regularly scheduled meetings he or she attends in-person or by telephone.  Prior to January 1, 2018, for serving as a trustee of the Neuberger Berman Funds, each Independent Fund Trustee and any Fund Trustee who is an “interested person” of the Trust but who is not an employee of NBIA or its affiliates receives an annual retainer of $140,000, paid quarterly, and a fee of $15,000 for each of the regularly scheduled meetings he or she attends in-person or by telephone.  For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee will determine whether a fee is warranted. To compensate for the additional time commitment, the Chair of the Audit Committee and the Chair of the Contract Review Committee each receives $20,000 per year and each Chair of the other Committees receives $15,000 per year. No additional compensation is provided for service on a Board committee.  The Chair of the Board who is also an Independent Fund Trustee receives an additional $50,000 per year.
The Neuberger Berman Funds reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings.  The Independent Fund Trustee compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.
The following table sets forth information concerning the compensation of the Fund Trustees. The Trust does not have any retirement plan for the Fund Trustees.
TABLE OF COMPENSATION
FOR FISCAL YEAR ENDED 10/31/2017

Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Fund Trustees
Independent Fund Trustees
Faith Colish* Trustee	$15,242	$111,053
Michael J. Cosgrove	$29,896	$200,000
Trustee
Marc Gary	$31,562	$211,250
Trustee
Martha C. Goss Trustee	$32,128	$215,000
Michael M. Knetter Trustee	$32,128	$215,000
Deborah C. McLean Trustee	$29,896	$200,000
George W. Morriss Trustee	$32,873	$220,000
Tom D. Seip Chairman of the Board and Trustee	$37,337	$250,000
James G. Stavridis Trustee	$29,896	$200,000
Candace L. Straight Trustee	$32,873	$220,000
Peter P. Trapp Trustee	$32,128	$215,000

Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Fund Trustees
Fund Trustees who are “Interested Persons”
Joseph V. Amato Trustee	$0	$0
Robert Conti President, Chief Executive Officer and Trustee	$0	$0

* Faith Colish retired from her position as Trustee effective December 31, 2016 and as director of the closed-end funds managed by NBIA effective December 31, 2017. After her retirement, Ms.  Colish served as a legal and regulatory compliance consultant to the Trust’s Board until December 31, 2017.

Ownership of Equity Securities by the Fund Trustees
The following table sets forth the aggregate dollar range of securities owned by each Fund Trustee in all the funds in the fund family overseen by the Fund Trustee, valued as of December 31, 2017.
Name of Fund Trustee	Aggregate Dollar Range of Equity Securities Held in all Registered Investment Companies Overseen by Fund Trustee in Family of Investment Companies
Independent Fund Trustees
Michael J. Cosgrove	E
Marc Gary	E
Martha C. Goss	E
Michael M. Knetter	E
Deborah C. McLean	E
George W. Morriss	E
Tom D. Seip	E
James G. Stavridis	E
Candace L. Straight	E
Peter P. Trapp	E
Fund Trustees who are “Interested Persons”
Joseph V. Amato	E
Robert Conti	E

A = None;  B = $1-$10,000;  C = $10,001 - $50,000;  D = $50,001-$100,000;  E = over $100,000

Advisory Fee Waiver
For so long as the Fund invests any assets in an affiliated underlying fund, NBIA undertakes to waive a portion of the Fund's advisory fee equal to the advisory fee it receives from such affiliated underlying fund on those assets, as described in the Fund’s prospectus. This undertaking may not be terminated without the consent of the Board of Trustees.

Independent Fund Trustees Ownership of Securities

No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity.
INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES
Investment Manager and Administrator
NBIA serves as the investment manager to the Fund pursuant to a management agreement with the Trust, dated December 29, 2010 (“Management Agreement”). NBIA is also responsible for the Subsidiary’s day-to-day business pursuant to a separate management agreement between the Subsidiary and NBIA. The Subsidiary will pay NBIA for the investment management services it receives.
The Management Agreement provides, in substance, that NBIA will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets. The Management Agreement permits NBIA to effect securities transactions on behalf of the Fund through associated persons of NBIA. The Management Agreement also specifically permits NBIA to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund.
NBIA provides to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NBIA pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NBIA. Two directors of NBIA, who also serve as officers of NBIA, presently serve as Fund Trustees and/or officers of the Trust.  See “Trustees and Officers.”  The Fund pays NBIA a management fee based on the Fund’s average daily net assets, as described below.
NBIA provides facilities, services, and personnel as well as accounting, record keeping and other services to the Fund pursuant to four administration agreements with the Trust, one for Institutional Class dated December 29, 2010, one for Class A dated December 29, 2010, one for Class C dated December 29, 2010 and one for Class R6 dated December 31, 2013 (each, an “Administration Agreement”). For such administrative services, each Class of the Fund pays NBIA a fee based on the Class’s average daily net assets, as described below.
The services provided by NBIA under the Management Agreement and Administration Agreements include, among others, overall responsibility for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Fund, which may include, among others, compliance monitoring, operational and investment risk management, legal and administrative services and portfolio accounting services.  These services also include, among other things: (i) coordinating and overseeing all matters relating to the operation of the Fund, including overseeing the shareholder servicing agent, custodian, accounting services agent, independent auditors, legal counsel and other agents and contractors engaged by the Fund; (ii) assuring that all financial, accounting and other records required to be prepared and preserved by the Fund are prepared and preserved by it or on its behalf in accordance with applicable laws and regulations; (iii) assisting in the preparation of all periodic reports by the Fund to shareholders; (iv) assisting in the preparation of all reports and filings required to maintain the registration and qualification of the Fund and its shares, or to meet other regulatory or tax requirements applicable to the Fund under federal and state securities and tax laws; and (v) furnishing such office space, office equipment and office facilities as are adequate for the needs of the Fund.
NBIA also plays an active role in the daily pricing of Fund shares, provides information to the Board necessary to its oversight of certain valuation functions, and annually conducts due diligence on the outside independent pricing services.  NBIA prepares reports and other materials necessary and appropriate for the Board’s ongoing oversight of the Fund and its service providers; and prepares an extensive report in connection with the Board’s annual review of the Management Agreement, Distribution Agreements and Rule 12b-1 Plans.
Under each Administration Agreement, NBIA provides to each Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund’s shareholder servicing agent or third party investment providers. NBIA provides the direct shareholder services specified in the Administration Agreements and assists the shareholder servicing agent or third party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NBIA or the third party investment provider solicits and gathers shareholder proxies, performs services connected with the qualification of the Fund’s shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreements.
The Management Agreement continues until October 31, 2019. The Management Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in the Fund. Each Administration Agreement continues until October 31, 2018. Each Administration Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in the Fund.
The Management Agreement is terminable, without penalty, with respect to the Fund on 60 days’ written notice either by the Trust or by NBIA. Each Administration Agreement is terminable, without penalty, with respect to the Fund on 60 days’ written notice either by the Trust or by NBIA. Each Agreement terminates automatically if it is assigned.
From time to time, NBIA or the Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate NAV of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.
NBIA may engage one or more of foreign affiliates that are not registered under the 1940 Act (“participating affiliates”) in accordance with applicable SEC no‐action letters. As participating affiliates, whether or not registered with the SEC, the affiliates may provide designated investment personnel to associate with NBIA as “associated persons” of NBIA and perform specific advisory services for NBIA, including services for the Fund, which may involve, among other services, portfolio management and/or placing orders for securities and other instruments. The employees of a participating affiliate are designated to act for NBIA and are subject to certain NBIA policies and procedures as well as supervision and periodic monitoring by NBIA.  The Fund will pay no additional fees and expenses as a result of any such arrangements.
Third parties may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NBIA and the Fund intend to contract with third parties for only those services they may legally provide. If, due to a change in laws governing those third parties or in the interpretation of any such law, a third party is prohibited from performing some or all of the above-described services, NBIA or the Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Fund or its shareholders adversely.
Management and Administration Fees
For investment management services, the Fund pays NBIA a fee at the annual rate of 0.65% of the Fund’s average daily net assets.
Institutional Class. For administrative services, the Institutional Class of the Fund pays NBIA a fee at the annual rate of 0.15% of the Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. With the Fund’s consent NBIA may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement and may compensate each such third party that provides such services.  In addition, the Fund may compensate third parties, including investment providers, for recordkeeping, accounting or other services.
Class A and Class C. For administrative services, Class A and Class C of the Fund each pays NBIA a fee at the annual rate of 0.26% of that Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. With the Fund’s consent, NBIA may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement, and may compensate each such third party that provides such services. (A portion of this compensation may be derived from the Rule 12b-1 fee paid to the Distributor by Class A and Class C of the Fund; see “Distribution Arrangements,” below.)
Class R6. For administrative services, Class R6 of the Fund pays NBIA a fee at the annual rate of 0.08% of the Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses.
Contractual Expense Limitations
NBIA has contractually undertaken, during the respective period noted below, to waive fees and/or reimburse annual operating expenses of each Class of the Fund listed below so that its total operating expenses (excluding interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, and extraordinary expenses, if any) (“Operating Expenses”) do not exceed the rate per annum noted below.  Commitment fees relating to borrowings are treated as interest for purposes of this exclusion. Because the contractual undertaking excludes certain expenses, the Fund’s net expenses may exceed its contractual expense limitation. For purposes of this limitation, the Fund’s Operating Expenses shall be deemed to include the Operating Expenses of the Subsidiary.
The Fund has agreed to repay NBIA out of assets attributable to  its respective Classes for any fees waived by NBIA under the expense limitation or any Operating Expenses NBIA reimburses in excess of the expense limitation, provided that the repayment does not cause that Class’ Operating Expenses to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.
The appropriateness of these undertakings is determined on a Class-by-Class basis.
Fund	Class	Limitation Period	Expense Limitation
Multi-Style Premia	Institutional	10/31/2021	0.95%
	A	10/31/2021	1.31%
	C	10/31/2021	2.06%
	R6	10/31/2021	0.88%
Portfolio Manager Information
The table below lists the Portfolio Managers of the Fund. The Portfolio Managers have day-to-day management responsibility for the Fund.
Portfolio Manager	Fund Managed
Ray Carroll	Neuberger Berman Multi-Style Premia Fund
Simon Griffiths	Neuberger Berman Multi-Style Premia Fund
Frank Maeba	Neuberger Berman Multi-Style Premia Fund

Accounts Managed
The table below describes the accounts for which each Portfolio Manager has day-to-day management responsibility as of January 31, 2018.
Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Ray Carroll
Registered Investment Companies*	-	-	-	-
Other Pooled Investment Vehicles	30	1,970	-	-
Other Accounts**	11	1,251	4	1,096
Simon Griffiths
Registered Investment Companies*	-	-	-	-
Other Pooled Investment Vehicles	30	1,970	-	-
Other Accounts**	11	1,251	4	1,096
Frank Maeba
Registered Investment Companies*	-	-	-	-
Other Pooled Investment Vehicles	30	1,970	-	-
Other Accounts**	11	1,251	4	1,096
*Registered Investment Companies include all funds managed by the Portfolio Manager, including the Fund.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts, and Managed Accounts (WRAP Accounts).

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts.  The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund, and which may include transactions that are directly contrary to the positions taken by the Fund.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Fund it manages also invests.  In such a case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity.  Further, the Manager may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including the Fund, having similar or different objectives.  A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure).  Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds.  Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.  Finally, a conflict of interest may arise if the Manager and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible.  In the ordinary course of operations certain businesses within the Neuberger Berman organization (the “Firm”) may seek access to material non-public information.  For instance, NBIA loan portfolio managers may utilize material non-public information in purchasing loans and from time to time, may be offered the opportunity on behalf of applicable clients to participate on a creditors committee, which participation may provide access to material non-public information.  The Firm maintains procedures that address the process by which material non-public information may be acquired intentionally by the Firm. When considering whether to acquire material non-public information, the Firm will take into account the interests of all clients and will endeavor to act fairly to all clients.  The intentional acquisition of material non-public information may give rise to a potential conflict of interest since the Firm may be prohibited from rendering investment advice to clients regarding the public securities of such issuer and thereby potentially limiting the universe of public securities that the Firm, including the Fund, may purchase or potentially limiting the ability of the Firm, including the Fund, to sell such securities.  Similarly, where the Firm declines access to (or otherwise does not receive) material non-public information regarding an issuer, the portfolio managers may base investment decisions for its clients, including the Fund, with respect to loan assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions.

NBIA and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation of Portfolio Managers
Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated.  The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions. The percentage of revenue a Portfolio Manager receives pursuant to this arrangement will vary based on certain revenue thresholds.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity.  Certain employees (primarily senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. We also offer an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman.

In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity, which, in certain instances, is vested upon issuance and in other instances vesting aligns with the vesting of our Contingent Compensation Plan (vesting over 3 years).

For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.

Contingent Compensation.   Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment.   Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis.  By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas.  In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.    In prior years, employees may have elected to have a portion of their contingent amounts delivered in the form of NBSH equity (either vested or unvested, depending on the terms of the plain for that year). Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

Restrictive Covenants.  Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, we cannot disclose individual restrictive covenant arrangements.

Ownership of Securities
As of the date of this SAI, the Fund was new and had not yet issued any shares.

Other Investment Companies or Accounts Managed
The investment decisions concerning the Fund and the other registered investment companies managed by NBIA (collectively, “Other NB Funds”) have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Fund. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Fund to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NBIA have varied from one another in the past and are likely to vary in the future.  In addition, NBIA or its affiliates may manage one or more Other NB Funds or other accounts with similar investment objectives and strategies as the Fund that may have risks that are greater or less than the Fund.
There may be occasions when the Fund and one or more of the Other NB Funds or other accounts managed by NBIA are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions may be aggregated to obtain favorable execution to the extent permitted by applicable law and regulations.  The transactions will be allocated according to one or more methods designed to ensure that the allocation is equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund’s ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of the Fund having its advisory arrangements with NBIA outweighs any disadvantages that may result from contemporaneous transactions.
The Fund is subject to certain limitations imposed on all advisory clients of NBIA (including the Fund, the Other NB Funds, and other managed funds or accounts) and personnel of NBIA and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of NBIA that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Codes of Ethics
The Fund and NBIA have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NBIA. The Fund’s Portfolio Managers and other investment personnel who comply with the policies’ preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their funds or taking personal advantage of investment opportunities that may belong to the funds. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.
Management and Control of NBIA
NBIA is an indirect subsidiary of NBG. The directors, officers and/or employees of NBIA who are deemed “control persons,” all of whom have offices at the same address as NBIA, are: Joseph Amato, Robert Conti and Brad Tank. Mr. Amato is a Trustee of the Trust, and Mr. Conti is both a Trustee and an officer of the Trust. The directors, officers and/or employees of NBIA who are deemed “control persons,” all of whom have offices at the same address as NBIA, are: Andrew Johnson, Lawrence Kohn, James Dempsey, Brad Cetron and Robert Eason.
NBG’s voting equity is owned by NBSH Acquisition, LLC (“NBSH”). NBSH is owned by portfolio managers, members of the NBG’s management team and certain of NBG’s key employees and senior professionals.

DISTRIBUTION ARRANGEMENTS
The Fund offers four classes of shares, known as Institutional Class, Class A, Class C and Class R6 shares.
Distributor
Neuberger Berman BD LLC (“Neuberger Berman” or the “Distributor”) serves as the distributor in connection with the continuous offering of the Fund’s shares. Institutional Class and Class R6 shares are offered on a no-load basis.  As described in the Fund’s Prospectuses, certain classes are available only through investment providers (“Institutions”) that have made arrangements with the Distributor and/or NBIA for shareholder servicing and administration and/or entered into selling agreements with the Distributor and/or NBIA.
In connection with the sale of its shares, the Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Fund’s “principal underwriter” within the meaning of the 1940 Act.  It acts as agent in arranging for the sale of the Fund’s Institutional Class and Class R6 shares without sales commission or other compensation and either it or its affiliates bear all advertising and promotion expenses incurred in the sale of those shares.  The Distributor also acts as agent in arranging for the sale of the Fund’s Class A and Class C shares to Institutions and either it or its affiliates bear all advertising and promotion expenses incurred in the sale of those shares.  However, for Class A shares, the Distributor receives commission revenue consisting of the portion of the Class A sales charge remaining after the allowances by the Distributor to Institutions.  For Class C shares, the Distributor receives any contingent deferred sales charges that apply during the first year after purchase.  The Fund pays the Distributor for advancing the immediate service fees and commissions paid to qualified Institutions in connection with Class C shares.
For each Class that is sold directly to investors, the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Fund, through use of its shareholder list, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Fund’s shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Fund’s shareholders any investment products or services other than those managed by NBIA or distributed by the Distributor.

From time to time, the Distributor and/or NBIA and/or their affiliates may enter into arrangements pursuant to which it compensates a registered broker-dealer or other third party for services in connection with the distribution of Fund shares.
The Trust, on behalf of the Fund, and the Distributor are parties to a Distribution Agreement with respect to the Fund’s Institutional Class and Class R6, and Distribution and Shareholder Services Agreements with respect to the Fund’s Class A and Class C (“Distribution Agreements”). The Distribution Agreements continue until October 31, 2018. The Distribution Agreements may be renewed annually with respect to the Fund if specifically approved by (1) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (2) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the outstanding shares of the Fund. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreement.
Additional Payments to Financial Intermediaries
The Distributor and/or NBIA and/or their affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the Fund) to certain brokers, dealers, or other financial intermediaries (“Financial Intermediaries”) in connection with the sale, distribution, retention and/or servicing of Fund shares.  No such payments are made with respect to Class R6 shares.

Such payments (often referred to as revenue sharing payments) are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation, participating in joint advertising with a Financial Intermediary, granting the Distributor’s and/or NBIA’s and/or their affiliates’ personnel reasonable access to a Financial Intermediary’s financial advisers and consultants, and allowing the Distributor’s and/or NBIA’s and/or their affiliates’ personnel to attend conferences.  The Distributor and/or NBIA and/or their affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

In addition, the Distributor and/or NBIA and/or their affiliates may pay for: placing the Fund on the Financial Intermediary’s sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Fund; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Fund; explaining to clients the features and characteristics of the Fund; conducting due diligence regarding the Fund; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services.  Additional compensation also may include non-cash compensation, financial assistance to Financial Intermediaries in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) and other similar charges.

The level of such payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, actual or expected sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by the Distributor and/or NBIA and/or their affiliates and the Financial Intermediaries or any combination  thereof.  The amount of  these payments is determined at the discretion of the Distributor and/or NBIA and/or their affiliates from time to time, may be substantial, and may be different for different  Financial  Intermediaries based on,  for example, the nature of the services provided by the Financial Intermediary.

Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary’s recommendation of the Fund or of any particular share class of the Fund.  These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses.  You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of the Fund.

In addition to the compensation described above, the Fund and/or the Distributor and/or NBIA and/or their affiliates may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction  processing services  related to the maintenance of accounts for retirement and benefit plans and other  omnibus accounts (“subaccounting fees”).  Such subaccounting fees paid by the Fund may differ depending on the Fund and are designed to be equal to or less than the fees the Fund would pay to its transfer agent for similar services.  Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary’s sales activities.

The Distributor and NBIA and their affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries.  To the extent Financial Intermediaries sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, NBIA and/or its affiliates benefit from the incremental management and other fees paid to NBIA and/or its affiliates by the Fund with respect to those assets.

Distribution Plan (Class A Only)
The Trust, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“Plan”) with respect to Class A of the Fund.  The Plan provides that Class A of the Fund will compensate the Distributor for administrative and other services provided to Class A of the Fund, its activities and expenses related to the sale and distribution of Class A shares, and ongoing services to investors in Class A of the Fund. Under the Plan, the Distributor receives from Class A of the Fund a fee at the annual rate of 0.25% of that Class’s average daily net assets. The Distributor may pay up to the full amount of this fee to Institutions that make available Class A shares and/or provide services to Class A and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class A of the Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class A’s Plan complies with these rules.

Distribution Plan (Class C Only)

The Trust, on behalf of the Fund, has adopted a Plan with respect to Class C of the Fund.  The Plan provides that Class C of the Fund will compensate the Distributor for administrative and other services provided to Class C of the Fund, its activities and expenses related to the sale and distribution of Class C shares, and ongoing services to investors in Class C of the Fund. Under the Plan, the Distributor receives from Class C of the Fund a fee at the annual rate of 1.00% of that Class’s average daily net assets, of which 0.75% is a distribution fee and 0.25% is a service fee. The Distributor may pay up to the full amount of this fee to Institutions that make available Class C shares and/or provide services to Class C and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class C of the Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class C’s Plan complies with these rules.

Distribution Plan (Class A and Class C)
Each Plan requires that the Distributor provide the Fund Trustees for their review a quarterly written report identifying the amounts expended by each Class and the purposes for which such expenditures were made.
Prior to approving the Plans, the Fund Trustees considered various factors relating to the implementation of each Plan and determined that there is a reasonable likelihood that the Plans will benefit the applicable Classes of the Fund and their shareholders. To the extent the Plans allow the Fund to penetrate markets to which they would not otherwise have access, the Plans may result in additional sales of Fund shares; this, in turn, may enable the Fund to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by Institutions with which shareholders have an existing relationship.
Each Plan is renewable from year to year with respect to a Class of the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees and (2) by a vote of the majority of those Independent Fund Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Plans pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such approval. The Plans may not be amended to increase materially the amount of fees paid by any Class of the Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the Class and by the Fund Trustees in the manner described above. A Plan is terminable with respect to a Class of the Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the Class.
From time to time, the Fund may be closed to new investors. Because the Plans pay for ongoing shareholder and account services, the Board may determine that it is appropriate for the Fund to continue paying a 12b-1 fee, even though the Fund is closed to new investors.
ADDITIONAL PURCHASE INFORMATION
Share Prices and Net Asset Value
The Fund’s shares are bought or sold at the offering price or at a price that is the Fund’s NAV per share. The NAV for each Class of the Fund is calculated by subtracting total liabilities of that Class from total assets attributable to that Class (the market value of the securities the Fund holds plus cash and other assets). The Fund’s per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding attributable to that Class and rounding the result to the nearest full cent.

The Fund normally calculates its NAV on each day the Exchange is open once daily as of 4:00 P.M., Eastern time.  Because the value of the Fund’s portfolio securities changes every business day, its share price usually changes as well. In the event of an emergency or other disruption in trading on the Exchange, the Fund’s share price would still normally be determined as of 4:00 P.M., Eastern time. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is scheduled to be closed. When the Exchange is closed for unusual reasons, Fund shares will generally not be priced although the Fund may decide to remain open and in such a case, the Fund would post a notice on www.nb.com.
The Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated.
The Fund uses one or more independent pricing services approved by the Board of Trustees to value its equity portfolio securities (including exchange-traded derivative instruments and securities issued by ETFs). An independent pricing service values equity portfolio securities (including exchange-traded derivative instruments and securities issued by ETFs) listed on the NYSE, the NYSE MKT LLC or other national securities exchanges, and other securities or instruments for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. Securities traded primarily on the NASDAQ Stock Market are normally valued by the independent pricing service at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security or other instrument on a particular day, the independent pricing services may value the security or other instrument based on market quotations.
The Fund uses one or more independent pricing services approved by the Board of Trustees to value its debt portfolio securities and other instruments, including certain derivative instruments that do not trade on an exchange. Valuations of debt securities and other instruments provided by an independent pricing service are based on readily available bid quotations or, if quotations are not readily available, by methods that include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Valuations of derivatives that do not trade on an exchange provided by an independent pricing service are based on market data about the underlying investments. Short-term securities with remaining maturities of less than 60 days may be valued at cost, which, when combined with interest earned, approximates market value, unless other factors indicate that this method does not provide an accurate estimate of the short-term security’s value.
NBIA has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated NAV per share. The prospectuses for these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.
If a valuation for a security is not available from an independent pricing service or if NBIA believes in good faith that the valuation received does not reflect the amount the Fund might reasonably expect to receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers.  If such quotations are not readily available, the Fund may use a fair value estimate made according to methods the Board of Trustees has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. The Fund may also use these methods to value certain types of illiquid securities and instruments for which broker quotes are rarely, if ever, available, such as options that are out of the money or for which no trading activity exists. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the Fund’s NAV calculation. Numerous factors may be considered when determining the fair value of a security or other instrument, including available analyst, media or other reports, trading in futures or ADRs, and whether the issuer of the security or other instrument being fair valued has other securities or other instruments outstanding.
The value of the Fund’s investments in foreign securities is generally determined using the same valuation methods used for other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time.
If, after the close of the principal market on which a security is traded and before the time the Fund’s securities are priced that day, an event occurs that NBIA deems likely to cause a material change in the value of that security, the Fund Trustees have authorized NBIA, subject to the Board’s review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant with respect to the security in question.
The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. The Board has also approved the use of Interactive to evaluate the prices of foreign income securities as of the time as of which the Fund’s share price is calculated. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which the Fund’s share price is calculated to assist in determining prices for certain foreign income securities.  In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the time as of which the Fund’s share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Foreign securities are traded in foreign markets that may be open on days when the NYSE is closed. As a result, the NAV of the Fund may be significantly affected on days when shareholders do not have access to the Fund.
Under the 1940 Act, the Fund is required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security’s valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.
Subscriptions in Kind
The Fund may from time to time accept securities in exchange for Fund shares.
Financial Intermediaries
The Fund has authorized one or more Financial Intermediaries to receive purchase and redemption orders on its behalf.  Such Financial Intermediaries are authorized to designate other administrative intermediaries to receive purchase and redemption orders on the Fund’s behalf.  The Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or its designee receives the order.  Purchase and redemption orders will be priced at the next share price or offering price to be calculated after the order has been “received in proper form” as defined in the Prospectuses.
Automatic Investing and Dollar Cost Averaging
Shareholders that hold their shares directly with the Fund (“Direct Shareholders”) may arrange to have a fixed amount automatically invested in Fund shares of that Class each month. To do so, a Direct Shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in an eligible money market fund outside the Neuberger Berman fund family or (2) withdrawals from the shareholder’s checking account. In either case, the minimum monthly investment is $100. A Direct Shareholder who elects to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.
Automatic investing enables a Direct Shareholder to take advantage of “dollar cost averaging.” As a result of dollar cost averaging, a Direct Shareholder’s average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.
Sales Charges
Dealer commissions and compensation.

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. Commissions on such investments are paid to dealers at the following rates: 1.00% on amounts from $1 million to $3,999,999, 0.50% on amounts from $4 million to $29,999,999 and 0.25% on amounts from $30 million and above. Commissions are based on cumulative investments and are reset annually.
See the Fund’s prospectuses for information regarding sales charge reductions and waivers.
ADDITIONAL EXCHANGE INFORMATION
As more fully set forth in the respective fund’s prospectus, if shareholders purchased Institutional Class, Investor Class, Trust Class, or Class R6 shares of a fund in the fund family directly, they may redeem at least $1,000 worth of the fund’s shares and invest the proceeds in shares of the corresponding class of one or more of the other funds in the fund family, provided that the minimum investment and other eligibility requirements of the other fund(s) are met.  Investor Class shares of a fund in the fund family may also be exchanged for Trust Class shares where the Distributor is the Institution acting as the record owner on behalf of the shareholder making the exchange.  Class R6 shares of a fund in the fund family may also be exchanged for Institutional shares where (1) the Distributor is the Institution acting as the record owner on behalf of the shareholder making the exchange, and (2) Class R6 shares of the other fund in the fund family are not available (otherwise, Class R6 shares would be exchanged for Class R6 shares of the other fund in the fund family).
In addition, Grandfathered Investors (as defined in the Class A and Class C shares prospectuses) may exchange their shares (either Investor Class or Trust Class) for Class A shares where Investor Class or Trust Class shares of the other fund in the fund family are not available; otherwise, they will exchange their shares into the corresponding class of the other fund in the fund family.
An Institution may exchange a fund’s Advisor Class, Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares (if the shareholder did not purchase the fund’s shares directly) for shares of the corresponding class of one or more of the other funds in the fund family, if made available through that Institution.  Most Institutions allow you to take advantage of the exchange program.
If shareholders purchased shares of a fund in the fund family directly, with the exception of Class R6, they may exchange those shares for shares of the following eligible money market funds (and classes): Investment Class shares of State Street Institutional U.S. Government Money Market Fund and Investment Class shares of State Street Institutional Treasury Plus Money Market Fund. An investor may exchange shares of an eligible money market fund for shares of a particular class of a fund in the Neuberger Berman fund family only if the investor holds, through the Distributor, both shares of that eligible money market fund and shares of that particular class of that fund in the Neuberger Berman fund family.

Exchanges are generally not subject to any applicable sales charges.  However, exchanges from eligible money market funds are subject to any applicable sales charges on the fund in the Neuberger Berman fund family being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the Neuberger Berman fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or other distributions from a fund in the Neuberger Berman fund family having a sales charge.
Most investment providers allow you to take advantage of the exchange program.  Please contact your investment provider or the Distributor for further information on exchanging your shares.
Before effecting an exchange, fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is treated as a redemption (sale) and purchase, respectively, of shares of the two funds for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be realized on the exchange.
The Fund may terminate or materially alter its exchange privilege without notice to shareholders.
ADDITIONAL REDEMPTION INFORMATION
Suspension of Redemptions
The right to redeem the Fund’s shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when the bond market is closed, (3) when trading on the NYSE is restricted, (4) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (5) for such other period as the SEC may by order permit for the protection of the Fund’s shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (3) or (4) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open (“Business Day”) after termination of the suspension.

Redemptions in Kind

The Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in “Share Prices and Net Asset Value” above. If payment is made in securities, a shareholder or Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Fund does not redeem in kind under normal circumstances, but would do so when NBIA or the Fund Trustees determine that it is in the best interests of the Fund’s shareholders as a whole or the transaction is otherwise effected in accordance with procedures adopted by the Fund’s Trustees.

CONVERSION INFORMATION
If consistent with your investment provider’s program, Class A and Class C shares of the Fund that have been purchased by an investment provider on behalf of clients may be converted into Institutional Class shares of the Fund provided any then-applicable eligibility requirements for investment in Institutional Class shares of the Fund are satisfied. Notwithstanding the foregoing, at the request of an investment provider on behalf of its similarly-situated clients as a group, and subject to approval by the Board of Trustees (which will determine in its reasonable business judgment whether the conversion will be in the best interests of the Fund), shares of one class of the Fund may be converted into/reclassified as shares of a different class of the same Fund provided that the shareholder satisfies the conditions for investing in the class into which the conversion is sought (as described in the Fund’s prospectus and SAI).  Any such conversion will be effected at NAV without the imposition of any sales load, fee or other charges by the Fund.  Please contact your investment provider about any fees that it may charge. Share conversion privileges may not be available for all accounts and may not be offered at all investment providers.
Institutional Class, Class A, and Class C shares of the Fund may be converted to Class R6 shares of the same Fund, provided that any eligibility requirements of Class R6 shares are met.
DIVIDENDS AND OTHER DISTRIBUTIONS
The Fund distributes to its shareholders substantially all of the net investment income it earns (by Class, after deducting expenses attributable to the Class) and any net capital gains (both long-term and short-term) and net gains from foreign currency transactions, if any, it realizes that are allocable to that Class. The Fund’s net investment income, for financial accounting purposes, consists of all income accrued on its assets less accrued expenses but does not include net capital and foreign currency gains and losses. Net investment income and realized gains and losses of the Fund are reflected in its NAV until they are distributed. The Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).
The Fund normally pays dividends from net investment income quarterly.  Distributions of net realized capital gains and gains from foreign currency transactions, if any, are normally distributed in December.
The Fund’s dividends and other distributions are automatically reinvested in additional shares of the distributing Class of the Fund, unless the shareholder elects to receive them in cash (“cash election”). If you use an investment provider, you must consult it about whether your dividends and other distributions from the Fund will be reinvested in additional shares of the distributing Class of the Fund or paid to you in cash.  To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in additional Fund shares.
Direct Shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company (“State Street”), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another fund in the fund family, designated in the shareholder’s original account application. A cash election with respect to the Fund remains in effect until the shareholder notifies State Street in writing (at the above address) to discontinue the election.
If it is determined that the U.S. Postal Service cannot properly deliver the Fund’s mailings to a shareholder for 180 days, the Fund will terminate the shareholder’s cash election and the shareholder’s dividends and other distributions thereafter will automatically be reinvested in additional Fund shares of the distributing Class until the shareholder requests in writing to State Street or the Fund that the cash election be reinstated.
Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the distributing Class of the Fund at the NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.
ADDITIONAL TAX INFORMATION
Taxation of the Fund
To qualify for treatment as a RIC, the Fund, which is treated as a separate corporation for federal tax purposes, must distribute to its shareholders for each taxable year at least 90% of the sum of (1) its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) plus (2) its net interest income excludable from gross income under section 103(a) of the Code (“Distribution Requirement”) and must meet several additional requirements. These requirements include the following:
(1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies (“Qualifying Other Income”) and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and
(2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than Government securities or securities of other RICs) of any one issuer (such as the Subsidiary), (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls (by  owning 20% or more of their voting power) that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, “Diversification Requirements”).
If the Fund invests cash collateral received in connection with securities lending in an unregistered fund (as noted above under “Investment Information -- Cash Management and Temporary Defensive Positions”), the Fund generally will be treated as (1) owning a proportionate share of the unregistered fund’s assets for purposes of determining the Fund’s compliance with the Diversification Requirements and certain other provisions (including the provision that permits it to enable its shareholders to get the benefit of foreign taxes it pays, as described below) and (2) being entitled to the income on that share for purposes of determining whether it satisfies the Income Requirement.
By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If the Fund failed to qualify for that treatment for any taxable year -- either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not, to avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements -- then, (a) the Fund would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (b) the shareholders would treat all those distributions, including distributions of net capital gain and amounts that otherwise would be “exempt-interest dividends” (described below), as ordinary dividends to the extent of the Fund’s earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual and certain other non-corporate shareholders (each, an “individual shareholder”), the part thereof that is “qualified dividend income” (as described in the Prospectus) (“QDI”) would be taxable for federal tax purposes at the rates for net capital gain -- a maximum of 15% for a single shareholder with taxable income not exceeding $425,800, or $479,000 for married shareholders filing jointly, and 20% for individual shareholders with taxable income exceeding those respective amounts, which apply for 2018 and will be adjusted for inflation annually. In the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, part of those dividends would be eligible for the dividends-received deduction available to corporations (“DRD”). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

The Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions each year to avoid liability for the Excise Tax.

The Fund’s use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Financial Instruments the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Other Income.

Some futures contracts, certain foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) – except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement – in which the Fund invests may be subject to Code section 1256 (collectively, “Section 1256 contracts”). Any Section 1256 contracts the Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. The Fund may elect to exclude certain transactions from the operation of these rules, although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.
The premium the Fund receives for writing (selling) a put or call option will not be included in gross income at the time of receipt.  If an option written (sold) by the Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. If the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than that amount. If a covered call option written by the Fund is exercised, it is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it receives on the exercise plus the premium it received when it wrote the option is more or less than its basis in the underlying security.
The recently enacted Tax Cuts and Jobs Act (“Act”) provides that the “all events test” -- which provides that, unless an exception applies, an accrual basis taxpayer (which each Fund is) must include an item of income, such as income from OID and market discount, in gross income when all events have occurred that fix the right to receive that income and the amount thereof can be determined with reasonable accuracy -- generally is treated as met with respect to any income item no later than when it is taken into account as revenue in a financial statement of the taxpayer. Significantly, however, according to the Conference Report on the Act this provision does not require income recognition in situations where the realization event has not yet occurred, such as from securities that are marked-to-market for financial reporting purposes if the gain or loss from them is not realized for federal income tax purposes until the taxpayer disposes of them. It is unclear how this change will affect RICs that invest in fixed-income securities that have OID or market discount; if applied to RICs that invest in municipal bonds, such as the Municipal Funds, they might be required to recognize taxable market discount income currently. This provision is effective for taxable years beginning after December 31, 2018, for income from a debt instrument having OID, and for taxable years beginning after December 31, 2017, for other types of income.
The Fund may acquire zero coupon or other securities issued with OID, as well as pay-in-kind securities, which pay “interest” through the issuance of additional securities, and U.S. TIPS, the principal value of which is adjusted daily in accordance with changes in the CPI-U. As a holder of those securities, the Fund must include in gross income the OID that accrues on the securities during the taxable year as well as such “interest” received on pay-in-kind securities and principal adjustments on U.S. TIPS, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of its securities. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
If the Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale of, or granting an option to buy substantially identical stock or securities).
The Fund may invest in ownership units (i.e., limited partnership or similar interests) in MLPs, which generally are classified as partnerships (and not treated as corporations) for federal tax purposes.  Most MLPs in which the Fund may invest are expected to be QPTPs, all the net income from which (regardless of source) would be “qualifying income” for the Fund under the Income Requirement.  If the Fund invests in an MLP, or an ETF organized as a partnership, that is not a QPTP, including a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or REIT), the net income the Fund earns therefrom would be treated as such qualifying income only to the extent it would be such if realized directly by the Fund in the same manner as realized by that MLP, ETF, or company. Effective for taxable years beginning after December 31, 2017, and before January 1, 2026, the Act (in general terms) allows certain noncorporate entities a deduction for 20% of, among other things, the aggregate amount of its “qualified REIT dividends” and “qualified publicly traded partnership income” (“QPTPI”) (the latter including income of an entity such as an MLP). Unlike the treatment of somewhat similar items, such as QDI and the DRD and, as described under “Taxation of the Funds’ Shareholders” below, “interest-related dividends,” “short-term capital gain dividends,” and foreign taxes paid, however, the Act does not include any provision for a RIC to pass the character of its qualified REIT dividends and QPTPI through to its shareholders.  Accordingly, an investor who invests in REITs and/or MLPs directly would be able to take advantage of that deduction, whereas a shareholder of a Fund that invests therein would not unless the Act’s provisions are changed.
The Fund may sustain net capital losses (i.e., realized capital losses in excess of realized capital gains, whether short-term or long-term) for a taxable year.  The Fund’s net capital losses, if any, cannot be used by its shareholders (i.e., they do not flow through to its shareholders). Rather, the Fund may use its net capital losses realized in a particular taxable year, subject to applicable limitations, to offset its net capital gains realized in one or more subsequent taxable years (a “capital loss carryover” or “CLCO”) -- realized net capital losses may not be “carried back” -- without being required to distribute those gains to its shareholders.  CLCOs may be applied against realized capital gains in each succeeding taxable year, until they have been reduced to zero.
Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions (“foreign taxes”) that would reduce the total return on its investments. Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund that holds stock of a PFIC will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock and of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. The Fund’s distributions attributable to PFIC income will not be eligible for the reduced maximum federal income tax rates on individual shareholders’ QDI.
If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the Fund’s incurring the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
The Fund may elect to “mark-to-market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein (including net mark-to-market gain or loss for each prior taxable year for which an election was in effect) as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC, and a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that it will be able to do so, and the Fund reserves the right to make such investments as a matter of its investment policy.
Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from Financial Instruments on or involving foreign currencies and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that are attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If the Fund’s section 988 losses exceed other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares and/or resulting in some shareholders’ recognition of capital gain. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, incurring the costs of currency conversion.
The Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs.  Although those regulations have not yet been issued, in 2006 the U.S. Treasury and the Service issued a notice (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.
The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on unrelated business taxable income (“UBTI”)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts (“IRAs”), and public charities) constitutes UBTI to them.
A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)).  The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends.  The Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.
The Fund’s CLCOs may expire, depending on when they arose.  CLCOs that arose in taxable years that began by December 22, 2010, the effective date of the Regulated Investment

Company Modernization Act of 2010 (“pre-enactment CLCOs”), will expire after eight taxable years and thus will be unavailable to offset net capital gains, if any, realized after that period.  CLCOs that arose in taxable years that began, or arise in taxable years that begin, after that date (“post-enactment years”), however, do not expire and may be carried forward indefinitely.   The Fund must use net capital losses sustained in a post-enactment year (i.e., which do not expire) before it uses pre-enactment CLCOs (i.e., which are subject to expiration); accordingly, the Fund’s ability to utilize its CLCOs in a given taxable year or in total thus may be limited.  Because of that ordering rule, pre-enactment CLCOs may be more likely to expire unused.  Capital losses arising in post-enactment years and carried over retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses (as under previous law).
The Fund’s efforts to utilize expiring pre-enactment CLCOs, if any, and thus reduce capital gain distributions, may result in increased portfolio turnover and cause the Fund to incur additional expenses, such as brokerage commissions.  For tax-exempt investors, for whom reduction of those distributions will not be as beneficial as for taxable investors, those additional expenses may be incurred without the full benefits as realized by the taxable investors.
The Subsidiary
The Fund may invest a portion of its assets (not exceeding the amount permitted by the 25% Diversification Requirement) in the Subsidiary, which is classified as a corporation for federal tax purposes. A foreign corporation, such as the Subsidiary, generally is not subject to federal income tax unless it is engaged in the conduct of a trade or business in the United States. The Subsidiary intends to operate in a manner that is expected to meet the requirements of a “safe harbor” under section 864(b)(2) of the Code, under which it may trade in stocks or securities or certain commodities for its own account without being deemed to be engaged in a U.S. trade or business. If, however, certain of the Subsidiary’s activities did not meet those safe harbor requirements, it might be considered as being so engaged.  Even if the Subsidiary is not so engaged, it may be subject to a withholding tax at a rate of 30% on all or a portion of its U.S.-source gross income that is not effectively connected with the conduct of a U.S. trade or business.
The Subsidiary, which is wholly owned by the Fund, is a controlled foreign corporation (a “CFC”), and the Fund is a “United States shareholder” thereof. As a result, the Fund is required to include in its gross income each taxable year all of the Subsidiary’s “subpart F income,” which generally is treated as ordinary income; it is expected that virtually all of the Subsidiary’s income will be “subpart F income.” If the Subsidiary realizes a net loss, that loss generally would not be available to offset the Fund’s income. The Fund’s inclusion of the Subsidiary’s “subpart F income” in its gross income increases the Fund’s tax basis in its shares of the Subsidiary. Distributions by the Subsidiary to the Fund are not taxable to the extent of its previously undistributed “subpart F income” and reduce the Fund’s tax basis in those shares.
Although gains from the disposition of commodities are not considered Qualifying Other Income, the Service issued numerous private letter rulings (“PLRs”) beginning in 2006 that a RIC’s inclusion of “subpart F income” from a wholly owned foreign subsidiary (such as the Subsidiary) is Qualifying Other Income. A PLR may be cited as precedent, however, only by the taxpayer(s) to which it is issued.  Moreover, in July 2011, the Service suspended the issuance of further PLRs to RICs seeking commodities exposure through the use of foreign wholly owned subsidiaries (and structured notes); it is understood that the Service initiated that suspension to re-examine the policies underlying the previously issued PLRs.
Although the issuance of those PLRs technically is still suspended, RICs’ investments in CFCs for purposes of indirectly investing in commodities have a level of uncertainty as a result of proposed regulations under the Code published on September 28, 2016 (“Proposed Regulations”).  Under the Proposed Regulations, the income a RIC is deemed under the Code to constructively derive from a CFC each taxable year, which those PLRs concluded were qualifying income, will no longer be considered qualifying income for the RIC, and only distributions the CFC makes to the RIC out of its associated earnings and profits for the applicable taxable year (“Annual E&P”) will qualify.  Although the Fund expects to receive distributions from the Subsidiary of its Annual E&P, if any, each taxable year, if in one or more taxable years the Fund did not receive distributions thereof (or received less than all of same) or the Service concluded that the amounts it did receive were not “distributions” for federal income tax purposes, the Fund might have difficulty in those years satisfying one of the requirements to qualify as a RIC.

Contemporaneously with publication of the Proposed Regulations, the Service issued a revenue procedure, which provides that it will not “ordinarily” issue PLRs on any issue relating to the treatment of a corporation as a RIC that requires a determination of whether a financial instrument or position is a “security.”  Accordingly, future PLRs regarding the status of commodity-linked notes and other commodity-linked derivative instruments will be rarely issued, if at all.
The federal income tax treatment of the Fund’s income from the Subsidiary also may be adversely affected by future legislation, other Treasury Regulations, and/or other guidance issued by the Service that could affect the character, timing of recognition, and/or amount of the Fund’s taxable income and/or net capital gains and, therefore, the distributions it makes.  If the Fund failed to qualify as a RIC for any taxable year but was eligible to and did cure the failure, it would incur potentially significant federal income tax expense.  If, on the other hand, the Fund failed to so qualify for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax on its taxable income at the corporate rate (currently, 21%), with the consequences that its income available for distribution to shareholders would be reduced and all such distributions from its current or accumulated earnings and profits would be taxable to them as dividend income (and no part of those distributions would be taxable as long-term capital gain).  In that event, the Trust’s Board of Trustees may authorize a significant change in investment strategy or the Fund’s liquidation.
Taxation of the Fund’s Shareholders
If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares.  In that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss.

The Fund is required to withhold and remit to the U.S. Treasury 24% of all dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions otherwise payable to individual shareholders who are subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.
Dividends the Fund pays to a nonresident alien individual, a foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on (“effectively connected”) and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).  If a foreign shareholder’s ownership of Fund shares is effectively connected, the foreign shareholder will not be subject to that withholding tax but instead will be subject to federal income tax on income dividends from the Fund as if it were a U.S. shareholder. A foreign shareholder generally will be exempt from federal income tax on gain realized on the sale of Fund shares and Fund distributions of net capital gain, unless the shareholder is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year (special rules apply in the case of a shareholder that is a foreign trust or foreign partnership). Two categories of dividends, “interest-related dividends” and “short-term capital gain dividends,” the Fund pays to foreign shareholders (with certain exceptions) and reports in writing to its shareholders also are exempt from that tax. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States. “Short-term capital gain dividends” are dividends that are attributable to “qualified short-term gain” (i.e., net short-term capital gain, computed with certain adjustments).

Under the Foreign Account Tax Compliance Act (“FATCA”), “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are shareholders of the Fund may be subject to a generally nonrefundable 30% withholding tax on (1)  income dividends the Fund pays and (2) certain capital gain distributions and the proceeds of redemptions of Fund shares it pays after December 31, 2018.  As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and information regarding substantial U.S. owners.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the Service.  Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the Service, and (3) meet certain other specified requirements.

The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA.  An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations.
An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the Service.  An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders.  An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner.  The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the Service.
Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA.  An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding.  The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above.  Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.
As described in “Maintaining Your Account” in the Prospectus, the Fund may close a shareholder’s account with it and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an IRA (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), the Fund’s payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.
A shareholder’s basis in Fund shares will be determined in accordance with the Fund’s default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as the specific identification method.  The basis determination method the Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Fund shares (including a redemption that is part of an exchange) after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from a redemption of shares, the Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Fund shares that are redeemed and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period.  Fund shareholders should consult with their tax advisers to determine the best Service-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

Special Tax Considerations Pertaining to Funds of Funds
If the Fund invests its assets in shares of underlying funds, the Fund’s distributable net income and net realized capital gains will include dividends and other distributions, if any, from underlying funds and reflect gains and losses on the disposition of underlying funds’ shares. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund that invests therein will not be able to benefit from those losses unless and until (1) the underlying fund realizes gains that it can offset by those losses or (2) the Fund in effect recognizes its (indirect) proportionate share of those losses (which will be reflected in the underlying fund’s shares’ NAV) when it disposes of the shares. Moreover, even when the Fund does make such a disposition at a loss, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any net capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).
In addition, in certain circumstances, the so-called “wash sale” rules may apply to Fund redemptions of underlying fund shares that have generated losses. A wash sale occurs if the Fund redeems shares of an underlying fund (whether for rebalancing the Fund’s portfolio of underlying fund shares or otherwise) at a loss and the Fund acquires other shares of that underlying fund during the period beginning 30 days before and ending 30 days after the date of the redemption. Any loss the Fund realizes on such a redemption will be disallowed to the extent of such a replacement, in which event the basis in the acquired shares will be adjusted to reflect the disallowed loss. These rules could defer a Fund’s losses on wash sales of underlying fund shares for extended (and, in certain cases, potentially indefinite) periods of time.
As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net realized capital gains that the Fund will be required to distribute to its shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds in which it invests (“underlying funds’ securities”), rather than investing in the underlying fund shares. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, QDI, and eligibility for the DRD) will not necessarily be the same as it would have been had the Fund invested directly in the underlying fund’s securities.
Depending on the Fund’s percentage ownership in an underlying fund before and after a redemption of the underlying fund’s shares, the redemption may be treated as a dividend in the full amount of the redemption proceeds instead of generating a capital gain or loss. This could be the case where the underlying fund is not a “publicly offered [RIC]” (as defined in the Code) or is a closed-end fund and the Fund redeems only a small portion of its interest therein. Dividend treatment of a redemption by the Fund would affect the amount and character of income the Fund must distribute for the taxable year in which the redemption occurrs. It is possible that such a dividend would qualify as QDI if the underlying fund reports the distribution of the redemption proceeds as such; otherwise, it would be taxable as ordinary income and could cause shareholders of the redeeming Fund to recognize higher amounts of ordinary income than if the shareholders had held shares of the underlying fund directly.
If the Fund receives dividends from an underlying fund that reports the dividends as QDI and/or as eligible for the DRD, then the Fund would be permitted, in turn, to report  to its shareholders the portions of its distributions attributable thereto as QDI and/or eligible for the DRD, respectively, provided the Fund meets applicable holding period and other requirements with respect to the underlying fund’s shares.
If the Fund is a “qualified fund of funds” (i.e., a RIC at least 50% of the value of the total assets of which is represented by interests in other RICs at the close of each quarter of its taxable year), it will be able to elect to pass through to its shareholders any foreign taxes paid by an underlying fund in which the Fund invests that itself has elected to pass those taxes through to its shareholders, so that shareholders of the Fund would be eligible to claim a tax credit or deduction for those taxes (as well as any foreign taxes paid by the Fund). However, even if the Fund qualifies to make the election for any year, it may determine not to do so.
* * * * *
The foregoing is an abbreviated summary of certain federal tax considerations affecting the Fund and its shareholders.  It does not purport to be complete or to deal with all aspects of federal taxation that may be relevant to shareholders in light of their particular circumstances.  It is based on current provisions of the Code and the regulations promulgated thereunder and, judicial decisions and administrative pronouncements published at the date of this SAI, all of which are subject to change, some of which may be retroactive.  Prospective investors are urged to consult their own tax advisers for more detailed information and for information regarding other federal tax considerations and any state, local or foreign taxes that may apply to them.
FUND TRANSACTIONS
In effecting securities transactions, the Fund seeks to obtain the best price and execution of orders.  While affiliates of NBIA are permitted to act as brokers for the Fund in the purchase and sale of its portfolio securities (other than certain securities traded on the OTC market) where such brokers are capable of providing best execution (“Affiliated Brokers”), the Fund generally will use unaffiliated brokers.  For Fund transactions which involve securities traded on the OTC market, the Fund purchases and sells OTC securities in principal transactions with dealers who are the principal market makers for such securities.
Purchases and sales of certain debt securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Fund typically does not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.
For Fund transactions which involve securities traded on the OTC market, the Fund purchases and sells OTC securities in principal transactions with dealers who are the principal market makers for such securities. Loans will be purchased in individually negotiated transactions with commercial banks, thrifts, insurance companies, finance companies and other financial institutions. In determining whether to purchase loans from these financial institutions, the Manager may consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While financial institutions generally are not required to repurchase loans which they have sold, they may act as principal or on an agency basis in connection with the Fund’s disposition of loans.
Commission rates, being a component of price, are considered along with other relevant factors in evaluating best price and execution. In selecting a broker other than an Affiliated Broker, as defined below, to execute Fund transactions, NBIA generally considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information or services (“research services”) provided by those brokers as well as any expense offset arrangements offered by the brokers.
The Fund may use an Affiliated Broker where, in the judgment of NBIA, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund’s knowledge, no affiliate of the Fund receives give-ups or reciprocal business in connection with its securities transactions.
The use of an Affiliated Broker for the Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. Before an Affiliated Broker is used, the Trust and NBIA expressly authorize the Affiliated Broker to retain such compensation, and the Affiliate Broker would have to agree to comply with the reporting requirements of Section 11(a).
Under the 1940 Act, commissions paid by the Fund to an Affiliated Broker in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, with respect to the Fund the commissions paid an Affiliated Broker will be at least as favorable to the Fund as those that would be charged by other qualified brokers having comparable execution capability in NBIA’s judgment. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by an Affiliated Broker. However, when an Affiliated Broker is executing portfolio transactions on behalf of the Fund, consideration regularly will be given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits an Affiliated Broker from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

A committee of Independent Fund Trustees from time to time will review, among other things, information relating to the commissions charged by an Affiliated Broker to the Fund and to its other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability.
To ensure that accounts of all investment clients, including the Fund, are treated fairly in the event that an Affiliated Broker receives transaction instructions regarding the same security for more than one investment account at or about the same time, the Affiliated Broker may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.
Under policies adopted by the Board of Trustees, an Affiliated Broker may enter into agency cross-trades on behalf of the Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, the Affiliated Broker would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Fund cannot be an account over which the Affiliated Broker exercises investment discretion. A member of the Board of Trustees who will not be affiliated with the Affiliated Broker will review information about each agency cross-trade that the Fund participates in.
In selecting a broker to execute Fund transactions, NBIA considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by non-affiliated brokers.
A committee comprised of officers of NBIA who are portfolio managers of the Fund and Other NB Funds (collectively, “NB Funds”) and some of NBIA’s managed accounts (“Managed Accounts”) periodically evaluates throughout the year the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB

Funds and the Managed Accounts may change substantially from one semi-annual period to the next.
The commissions paid to a broker other than an Affiliated Broker may be higher than the amount another firm might charge if the Manager determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. The Manager believes that those research services benefit the Fund by supplementing the information otherwise available to the Manager. That research may be used by the Manager in servicing Other NB Funds and in servicing the Managed Accounts. On the other hand, research received by the Manager from brokers effecting portfolio transactions on behalf of the Other NB Funds and from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Fund’s benefit.
In certain instances the Manager may specifically allocate brokerage for research services (including research reports on issuers and industries as well as economic and financial data) which may otherwise be purchased for cash.  While the receipt of such services has not reduced the Manager’s normal internal research activities, the Manager’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, the Manager is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to the Manager by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of the Manager and may be used in connection with clients other than those clients whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, the Manager always considers its best execution obligation when deciding which broker to utilize.
Insofar as Fund transactions result from active management of equity securities, and insofar as Fund transactions result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by the Fund to brokers (including to Affiliated Brokers) may be greater than if securities were selected solely on a long-term basis.
The Fund may, from time to time, loan portfolio securities to broker-dealers affiliated with NBIA (“Affiliated Borrowers”) in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by the Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by the Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

Portfolio Turnover

The Fund’s portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.
Portfolio turnover may vary significantly from year to year due to a variety of factors, including fluctuating volume of shareholder purchase and redemption orders, market conditions, investment strategy changes, and/or changes in the Manager’s investment outlook.
Proxy Voting
The Board of Trustees has delegated to NBIA the responsibility to vote proxies related to the securities held in the Fund’s portfolio. Under this authority, NBIA is required by the Board of Trustees to vote proxies related to portfolio securities in the best interests of the Fund and its shareholders. The Board of Trustees permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.
NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Fund. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.
NBIA’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines.
NBIA’s guidelines adopt the voting recommendations of Glass Lewis for their respective investment advisory clients. NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.
In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NBIA’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in that manner.
If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NBIA and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

The Fund may invest in shares of affiliated funds. When the Fund holds shares of underlying affiliated funds, the Fund will vote proxies of those funds in the same proportion as the vote of all other holders of the fund’s shares, unless the Board otherwise instructs.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, without charge, by calling 1-800-877-9700 (toll-free) or by visiting www.nb.com or the website of the SEC, www.sec.gov.
PORTFOLIO HOLDINGS DISCLOSURE
 Portfolio Holdings Disclosure Policy
The Fund prohibits the disclosure of information about its portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NBIA or the Fund, rating and ranking organizations, and affiliated persons of the Fund or NBIA (the “Potential Recipients”) unless such disclosure is consistent with the Fund’s legitimate business purposes and is in the best interests of its shareholders (the “Best Interests Standard”).
NBIA and the Fund have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NBIA or the Fund with a specific business reason to know the portfolio holdings of the Fund (e.g., custodians, prime brokers, etc.) (the “Allowable Recipients”). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as “Approved Recipients.” NBIA may expand the categories of Allowable Recipients only if it is determined that the Best Interests Standard has been met and only with the written concurrence of NBIA’s legal and compliance department.  These procedures are designed to address conflicts of interest between the shareholders, on the one hand, and NBIA or any affiliated person of either NBIA or the Fund on the other, by creating a review and approval process of Potential Recipients of portfolio holdings consistent with the Best Interests Standard.
Selective Disclosure Procedures
Disclosure of portfolio holdings may be requested by completing and submitting a holdings disclosure form to NBIA’s legal and compliance department or to the Fund’s Chief Compliance Officer for review, approval and processing.
Neither the Fund, NBIA, nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings. Each Allowable Recipient must be subject to a duty of confidentiality or sign a non-disclosure agreement, including an undertaking not to trade on the information, before they may become an Approved Recipient. Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. The Fund’s Chief Compliance Officer shall report any material issues that may arise under these policies to the Board of Trustees.
Pursuant to a Code of Ethics adopted by the Fund and NBIA (“NB Code”), employees are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Fund except to persons whose responsibilities require knowledge of the information. The NB Code also prohibits any individual associated with the Fund or NBIA, from engaging directly or indirectly, in any transaction in securities held or to be acquired by the Fund while in possession of material nonpublic information regarding such securities or their issuer.

Portfolio Holdings Approved Recipients
The Fund currently has ongoing arrangements to disclose portfolio holdings information prior to it being made public with the following Approved Recipients:
State Street Bank and Trust Company (“State Street”). The Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, the Fund employs State Street as the custodian of its assets. As custodian, State Street creates and maintains all records relating to the Fund’s activities and supplies the Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of the Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of the Fund, except with the Fund’s written consent. State Street receives reasonable compensation for its services and expenses as custodian.
Securities Lending Agent. The Fund may enter into a securities lending agreement under which the Fund loans securities to a counterparty acting as a principal borrower or a lending agent. Those principal borrowers or agents may receive the Fund’s portfolio holdings daily. Each such principal borrower that receives such information is or will be subject to an agreement that all financial, statistical, personal, technical and other data and information related to the Fund’s operations that is designated by the Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower. The Fund may pay a fee for agency and/or administrative services related to its role as lending agent. The Fund also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.
Other Third-Party Service Providers to the Fund. The Fund may also disclose portfolio holdings information prior to its being made public to their independent registered public accounting firms, legal counsel, financial printers, proxy voting firms, pricing vendors and other third-party service providers to the Fund who require access to this information to fulfill their duties to the Funds.

In addition, the Fund may disclose portfolio holdings information to third parties that calculate information derived from holdings for use by NBIA.  Currently, the Fund provides its complete portfolio holdings to FactSet Research Systems Inc. (“FactSet”) and Hedgemark Risk Analytics, LLC (“Hedgemark”) each day for this purpose.  FactSet and Hedgemark receive reasonable compensation for their services.
The Fund may also, from time to time, disclose portfolio holdings information to a proxy solicitation service, Glass Lewis, or to a corporate action service provider, ISS, although they typically receive holdings information after that information is already public.
The Fund may also, from time to time, disclose portfolio holdings information to trade organizations, such as the Investment Company Institute and the Loan Syndicates & Trading Association.
In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.
Rating, Ranking and Research Agencies.  The Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund.  The Fund provides its complete portfolio holdings to: Lipper, a Reuters company, on the sixth business day of each month, Bloomberg and Morningstar on the sixth business day of each month, with a one month delay (but if the Fund posts its holdings quarterly, it provides its holdings on a quarterly basis) and RiskMetrics on the sixth business day of each month (holdings that are sent on a two-month delay).

No compensation is received by the Fund, NBIA, or any other person in connection with the disclosure of this information.  NBIA either has entered into or expects shortly to enter into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep the Fund’s portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.
REPORTS TO SHAREHOLDERS
Shareholders of the Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent registered public accounting firm for the Fund. The Fund’s statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.
ORGANIZATION, CAPITALIZATION AND OTHER MATTERS
The Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of March 27, 2014. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has nine separate operating series (including the Fund).  The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

Prior to June 1, 2009, the name of the Trust was Lehman Brothers Institutional Liquidity Funds. Prior to October 8, 2010, the name of the Trust was Neuberger Berman Institutional Liquidity Funds.
Description of Shares.  The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of the Fund represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.
Shareholder Meetings.  The Fund Trustees do not intend to hold annual meetings of shareholders of the Fund. The Fund Trustees will call special meetings of shareholders of the Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 25% or more of the outstanding shares of the Fund or Class entitled to vote at the meeting.
Certain Provisions of Trust Instrument.  Under Delaware law, the shareholders of the Fund will not be personally liable for the obligations of the Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or the Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.
Other.  For Fund shares that can be bought, owned and sold through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with the Distributor to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.
CUSTODIAN AND TRANSFER AGENT
The Fund has selected State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, MA 02111, as custodian for its securities and cash. State Street also serves as the Fund’s transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All correspondence should be mailed to Neuberger Berman Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Fund has selected Ernst & Young LLP, as the independent registered public accounting firm that will audit its financial statements.

LEGAL COUNSEL

The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, as its legal counsel.
REGISTRATION STATEMENT
This SAI and the Prospectuses do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. The registration statement, including the exhibits filed therewith, may be examined at the SEC’s offices in Washington, D.C. The SEC maintains a website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Fund.
Statements contained in this SAI and in the Prospectuses as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to a contract or other document a copy of which is filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

Appendix A

Long-Term and Short-Term Debt Securities Rating Descriptions
S&P Global Ratings Long-Term Issue Credit Ratings*:
The following descriptions have been published by Standard & Poor’s Financial Services LLC.

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in  circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.  The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc. (“Moody’s”) -- Global Long-Term Rating Scale:

The following descriptions have been published by Moody's Investors Service, Inc.
Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.  Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs.  Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment.  Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Fitch Ratings (“Fitch”) -- Corporate Finance Obligations -- Long-Term Rating Scale:

The following descriptions have been published by Fitch, Inc. and Fitch Ratings Ltd. and its subsidiaries.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA – Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A – High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B – Highly speculative. ‘B’ ratings indicate that material credit risk is present.  For performing obligations, default risk is commensurate with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.  For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’.
CCC – Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’.  For issuers with an IDR below ‘CCC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘CCC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’.
CC – Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.  For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.  For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’.
C – Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’, ‘RR5’ or ‘RR6’.
Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.
The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.
DBRS -- Long Term Obligations Rating Scale:
The following descriptions have been published by Dominion Bond Rating Service.

AAA – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
AA – Superior credit quality. The capacity for the payment of financial obligations is considered high.  Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.
A – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.
BBB – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
BB – Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
B – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
CCC, CC, C – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.
D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”
All rating categories other than AAA and D also contain subcategories "(high)" and "(low)". The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.
S&P Global Ratings -- Short-Term Issue Credit Ratings:
The following descriptions have been published by Standard & Poor’s Financial Services LLC.
A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.
C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).
Moody’s -- Global Short-Term Rating Scale:
The following descriptions have been published by Moody's Investors Service, Inc.
P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

 Fitch -- Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance:
The following descriptions have been published by Fitch Inc. and Fitch Ratings Ltd. and its subsidiaries.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C - High short-term default risk. Default is a real possibility.
RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

DBRS -- Commercial Paper and Short-Term Debt Rating Scale:
The following descriptions have been published by Dominion Bond Rating Service.
R-1 (high) – Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
R-1 (middle) – Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
R-1 (low) – Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
R-2 (high) – Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle) – Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
R-2 (low) – Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
R-3 – Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
R-4 – Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
R-5 – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

NEUBERGER BERMAN ALTERNATIVE FUNDS
POST-EFFECTIVE AMENDMENT NO. 64 ON FORM N-1A
PART C
OTHER INFORMATION
Item 28.       Exhibits.
Exhibit Number		Description
(a)	(1)
Restated Certificate of Trust.  Incorporated by Reference to Post-Effective Amendment No. 6 to Neuberger Berman Alternative Funds’ (“Registrant’s”) Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed October 15, 2010).

	(2)
Amended and Restated Trust Instrument. Incorporated by Reference to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed April 25, 2014).

	(3)
Amended Trust Instrument Schedule A - Listing the Current Series and Classes of Neuberger Berman Alternative Funds. Incorporated by Reference to Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 22, 2017).

(b)
By-Laws, Amended and Restated.  Incorporated by Reference to Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 22, 2017).

(c)	(1)	By-Laws, Amended and Restated, Articles V, VI, and VIII. Incorporated by Reference to Item (b) above.
	(2)	Trust Instrument, Amended and Restated, Articles IV, V and VI. Incorporated by Reference to Item (a)(2) above.
(d)	(1)
(i) Management Agreement Between Registrant and Neuberger Berman Management LLC (“NB Management”).  Incorporated by Reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 29, 2010).

		(ii) Amended Management Agreement Schedules listing the current series of Registrant subject to the Management Agreement and the compensation under the Management Agreement. (Filed herewith).

(iii) Novation of Management Agreement entered into as of January 1, 2016, by and among Registrant, NB Management, and Neuberger Berman Investment Advisers LLC (“NBIA”) with Respect to all Series whether now existing or hereafter established that are subject to the Management Agreement dated December 29, 2010 by and between Registrant and NB Management. Incorporated by Reference to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 26, 2016).

Exhibit Number		Description
	(2)	(i)	(a) Sub-Advisory Agreement between NB Management, NBAIM and Cramer Rosenthal McGlynn LLC with respect to Neuberger Berman Absolute Return Multi-Manager Fund. Incorporated by Reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed May 15, 2012).

(b) Amendment No. 1 to Sub-Advisory Agreement between NB Management, NBAIM and  Cramer Rosenthal McGlynn LLC with respect to Neuberger Berman Absolute Return Multi-Manager Fund. Incorporated by Reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 18, 2013).

(c) Amendment No. 2 to Sub-Advisory Agreement between NB Management, NBAIM and  Cramer Rosenthal McGlynn LLC with respect to Neuberger Berman Absolute Return Multi-Manager Fund. Incorporated by Reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 18, 2013).

(d) Amendment No. 3 to Sub-Advisory Agreement between NB Management, NBAIM and Cramer Rosenthal McGlynn LLC for Neuberger Berman Absolute Return Multi-Manager Fund. Incorporated by Reference to Post-Effective Amendment No. 72 to Neuberger Berman Advisers Management Trust’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed April 30, 2014).

		(ii)	(a) Sub-Advisory Agreement between NB Management, NBAIM and GAMCO Asset Management, Inc. with respect to Neuberger Berman Absolute Return Multi-Manager Fund. Incorporated by Reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed May 15, 2012).

(b) Amendment No. 1 to Sub-Advisory Agreement between NB Management, NBAIM and GAMCO Asset Management, Inc. for Neuberger Berman Absolute Return Multi-Manager Fund and Absolute Return Multi-Manager Portfolio. Incorporated by Reference to Post-Effective Amendment No. 72 to Neuberger Berman Advisers Management Trust’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed April 30, 2014).

		(iii)	(a) Sub-Advisory Agreement between NB Management, NBAIM and Levin Capital Strategies, L.P. with respect to Neuberger Berman Absolute Return Multi-Manager Fund. Incorporated by Reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed May 15, 2012).
(b) Amendment No. 1 to Sub-Advisory Agreement between NB Management, NBAIM and Levin Capital Strategies, L.P. with respect to Neuberger Berman Absolute Return Multi-Manager Fund. Incorporated by Reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 18, 2013).

(c) Amendment No. 2 to Sub-Advisory Agreement between NB Management, NBAIM and Levin Capital Strategies, L.P. for Neuberger Berman Absolute Return Multi-Manager Fund. Incorporated by Reference to Post-Effective Amendment No. 72 to Neuberger Berman Advisers Management Trust’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed April 30, 2014).

Exhibit Number		Description
		(iv)	(a) Sub-Advisory Agreement between NB Management, NBAIM and Sound Point Capital Management, L.P. with respect to Neuberger Berman Absolute Return Multi-Manager Fund. Incorporated by Reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed May 15, 2012).

(b) Amendment No. 1 to Sub-Advisory Agreement between NB Management, NBAIM and Sound Point Capital Management, L.P. for Neuberger Berman Absolute Return Multi-Manager Fund and Absolute Return Multi-Manager Portfolio. Incorporated by Reference to Post-Effective Amendment No. 72 to Neuberger Berman Advisers Management Trust’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed April 30, 2014).

(v) Sub-Advisory Agreement between NB Management, NBAIM and Good Hill Partners LP with respect to Neuberger Berman Absolute Return Multi-Manager Fund. Incorporated by Reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 18, 2013).

(vi) Sub-Advisory Agreement between NB Management, NBAIM and Portland Hill Capital LLP.  with respect to Neuberger Berman Absolute Return Multi-Manager Fund. Incorporated by Reference to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 26, 2016).

(a) Novation of Sub-Advisory Agreement entered into as of December 30, 2016, by and among NBIA and Portland Hill Capital LLP. Incorporated by Reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 24, 2017).

(vii) Sub-Advisory Agreement between NBIA and TPH Asset Management LLC with respect to Neuberger Berman Absolute Return Multi-Manager Fund. Incorporated by Reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 24, 2017).

(viii) Form of Novation of Sub-Advisory Agreement entered into as of January 1, 2016, by and among NB Management, NBAIM, NBIA and, respectively, Cramer Rosenthal McGlynn LLC, GAMCO Asset Management, Inc., Good Hill Partners LP, Levin Capital Strategies, L.P., Portland Hill Capital LLP, Sound Point Capital Management, L.P., and TPH Asset Management LLC with respect to Neuberger Berman Absolute Return Multi-Manager Fund. Incorporated by Reference to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 26, 2016).

(ix) Sub-Advisory Agreement between NBIA and P/E Global LLC with respect to Neuberger Berman Absolute Return Multi-Manager Fund and Absolute Return Multi-Manager Portfolio. Incorporated by Reference to Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed April 3, 2017).

(x) Sub-Advisory Agreement between NBIA and BH-DG Systematic Trading LLP with respect to Neuberger Berman Absolute Return Multi-Manager Fund. Incorporated by Reference to Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 27, 2018).

(3)
(i) Management Agreement between NB Management and the wholly owned subsidiary of Neuberger Berman Risk Balanced Commodity Strategy Fund.  Incorporated by Reference to Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed August 27, 2012).

(ii) Novation of Management Agreement entered into as of January 1, 2016, by and among NB Management, NBIA, and the wholly owned subsidiary of Neuberger Berman Risk Balanced Commodity Fund.   Incorporated by Reference to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 26, 2016).

Exhibit Number		Description
	(4)
(i) Management Agreement between NB Management and the wholly owned subsidiary of Neuberger Berman Absolute Return Multi-Manager Fund.  Incorporated by Reference to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 26, 2016).

(ii) Novation of Management Agreement entered into as of January 1, 2016, by and among NB Management, NBIA, and the wholly owned subsidiary of Neuberger Absolute Return Multi-Manager Fund.  Incorporated by Reference to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 26, 2016).

(e)	(1)
(i) Distribution and Services Agreement Between Registrant and NB Management with respect to Class A Shares.  Incorporated by Reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 29, 2010).

(ii) Amended Distribution and Services Agreement Schedule with respect to Class A Shares. Incorporated by Reference to Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 22, 2017).

	(2)
(i) Distribution and Services Agreement Between Registrant and NB Management with respect to Class C Shares.  Incorporated by Reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 29, 2010).

(ii) Amended Distribution and Services Agreement Schedule with respect to Class C Shares. Incorporated by Reference to Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 22, 2017).

	(3)
(i) Distribution Agreement Between Registrant and NB Management with respect to Institutional Class Shares.  Incorporated by Reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 29, 2010).

(ii) Amended Distribution Agreement Schedule with respect to Institutional Class Shares. Incorporated by Reference to Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 22, 2017).

	(4)
(i) Distribution Agreement Between Registrant and NB Management with respect to Class R6 Shares.  Incorporated by Reference to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 30, 2013).

(ii) Amended Distribution Agreement Schedule with respect to Class R6 Shares. Incorporated by Reference to Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 22, 2017).

	(5)
(i) Novation of Distribution and Services Agreement entered into as of July 1, 2016, by and among Registrant, NB Management, and NB LLC with Respect to all Series whether now existing or hereafter established that are subject to the Distribution and Services Agreements dated December 29, 2010 for Class A and Class C Shares by and between Registrant and NB Management. Incorporated by Reference to Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed April 3, 2017).

(ii) Novation of Distribution Agreement entered into as of July 1, 2016, by and among Registrant, NB Management, and NB LLC with Respect to all Series whether now existing or hereafter established that are subject to the Distribution and Services Agreements dated December 29, 2010 for Institutional Class Shares and December 31, 2013 for Class R6 Shares by and between Registrant and NB Management. Incorporated by Reference to Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed April 3, 2017).

(f)	Bonus or Profit Sharing Contracts. None.

Exhibit Number		Description
(g)	(1)
(i) Custodian Contract Between Registrant and State Street Bank and Trust Company.  Incorporated by Reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 15, 2006).

(ii) Side Letter to Custodian Contract Between Registrant and State Street Bank and Trust Company.  Incorporated by Reference to Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed August 27, 2012).

	(2)
Custodian Contract Between Registrant and JP Morgan Chase Bank, N.A.  Incorporated by Reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed May 15, 2012).

(h)	(1)
Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company.  Incorporated by Reference to Post Effective Amendment No. 116 to the Registration Statement on Form N-1A of Neuberger Berman Equity Funds, File Nos. 2-11357 and 811-00582 (Filed June 2, 2006).

	(2)
(i) Administration Agreement Between Registrant and NB Management with respect to Class A Shares.  Incorporated by Reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 29, 2010).

(ii) Amended Administration Agreement Schedules A and B with respect to Class A Shares. Incorporated by Reference to Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 22, 2017).

	(3)
(i) Administration Agreement Between Registrant and NB Management with respect to Class C Shares.  Incorporated by Reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 29, 2010).

(iii) Amended Administration Agreement Schedules A and B with respect to Class C Shares. Incorporated by Reference to Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 22, 2017).

	(4)
(i) Administration Agreement Between Registrant and NB Management with respect to Institutional Class Shares.  Incorporated by Reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 29, 2010).

(ii) Amended Administration Agreement Schedules A and B with respect to Institutional Class Shares. Incorporated by Reference to Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 22, 2017).

	(5)
(i) Administration Agreement between NB Management and the wholly owned subsidiary of Neuberger Berman Risk Balanced Commodity Fund.  Incorporated by Reference to Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed August 27, 2012).

(ii) Novation of Administration Agreement entered into as of January 1, 2016, by and among NB Management, NBIA, and the wholly owned subsidiary of Neuberger Berman Risk Balanced Commodity Fund.  Incorporated by Reference to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 26, 2016).

	(6)
(i) Administration Agreement between NB Management and the wholly owned subsidiary of Neuberger Berman Absolute Return Multi-Manager Fund.  Incorporated by Reference to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 26, 2016).

Exhibit Number		Description

(ii) Novation of Administration Agreement entered into as of January 1, 2016, by and among NB Management, NBIA, and the wholly owned subsidiary of Neuberger Absolute Return Multi-Manager Fund.  Incorporated by Reference to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 26, 2016).

(7)
(i) Administration Agreement Between Registrant and NB Management with respect to Class R6 Shares. Incorporated by Reference to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 30, 2013).

(ii) Amended Administration Agreement Schedules A and B with respect to Class R6 Shares. Incorporated by Reference to Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 22, 2017).

(8)
Novation of Administration Agreement entered into as of January 1, 2016, by and among Registrant, NB Management, and NBIA with Respect to all Series whether now existing or hereafter established that are subject to the Administration Agreements dated December 29, 2010 for Institutional Class, Class A and Class C Shares, and December 31, 2013 for Class R6 Shares by and between Registrant and NB Management.  Incorporated by Reference to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 26, 2016).

(9)
Expense Limitation Agreement with respect to Neuberger Berman Global Allocation Fund, Neuberger Berman Hedged Option Premium Strategy Fund, Neuberger Berman Long Short Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Multi-Asset Income Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund. Incorporated by Reference to Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 27, 2018).

(10)
Expense Limitation Agreement with respect to Neuberger Berman Risk Balanced Commodity Strategy Fund. Incorporated by Reference to Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 27, 2018).

(11)
Expense Limitation Agreement with respect to Neuberger Berman Absolute Return Multi-Manager Fund. Incorporated by Reference to Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 27, 2018).

	(12)	Expense Limitation Agreement with respect to Neuberger Berman Multi-Style Premia Fund. (Filed herewith).
(i)	Opinion and Consent of K&L Gates LLP with Respect to Securities Matters of Registrant. (Filed herewith).
(j)	Consent of Independent Registered Public Accounting Firm. None.
(k)	Financial Statements Omitted from Prospectuses. None.
(l)
Letter of Investment Intent.  Incorporated by Reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 15, 2006).

(m)	(1)
(i) Plan pursuant to Rule 12b-1 with respect to Class A Shares.  Incorporated by Reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 29, 2010).

(ii) Amended Schedule A to the Plan Pursuant to Rule 12b-1 with Respect to Class A Shares. Incorporated by Reference to Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 22, 2017).

(2)
(i) Plan pursuant to Rule 12b-1 with respect to Class C Shares.  Incorporated by Reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 29, 2010).

Exhibit Number		Description

(ii) Amended Schedule A to the Plan Pursuant to Rule 12b-1 with Respect to Class C Shares. Incorporated by Reference to Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 22, 2017).

(n)
Plan pursuant to Rule 18f-3. Incorporated by Reference to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed November 1, 2013).

(o)	(1)
Powers of Attorney for Registrant. Incorporated by Reference to Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of Neuberger Berman Advisers Management Trust, File Nos. 002-88566 and 811-04255 (Filed April 22, 2016).

	(2)
(i) Powers of Attorney for Neuberger Berman Cayman Commodity Fund I Ltd. Incorporated by Reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 24, 2017).

(ii) Powers of Attorney for Neuberger Berman Cayman ARMM Fund I Ltd. Incorporated by Reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 24, 2017).

(p)	(1)
Code of Ethics for Registrant, NB Management, NBFI and NBAIM.    Incorporated by Reference to Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of Neuberger Berman Advisers Management Trust, File Nos. 002-88566 and 811-04255 (Filed April 22, 2016).

	(2)
Code of Ethics for Cramer Rosenthal McGlynn LLC.  Incorporated by Reference to Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed January 18, 2012).

	(3)
Code of Ethics for GAMCO Asset Management, Inc. Incorporated by Reference to Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed January 18, 2012).

	(4)
Code of Ethics for Levin Capital Strategies, L.P. Incorporated by Reference to Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 27, 2018).

	(5)
Code of Ethics for Sound Point Capital Management, L.P. Incorporated by Reference to Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 27, 2018).

	(6)
Code of Ethics for Good Hill Partners LP. Incorporated by Reference to Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 27, 2018).

	(7)
Code of Ethics for Portland Hill Asset Management Limited.  Incorporated by Reference to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 26, 2016).

	(8)
Code of Ethics for TPH Asset Management LP. Incorporated by Reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 24, 2017).

	(9)
Code of Ethics for P/E Global, LLC. Incorporated by Reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 24, 2017).

	(10)
Code of Ethics for BH-DG Systematic Trading LLP. Incorporated by Reference to Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 27, 2018).

Item 29. Persons Controlled By or Under Common Control with Registrant.
No person is controlled by or under common control with the Registrant.

Item 30. Indemnification.
A Delaware statutory trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever.  Article IX, Section 2 of the Trust Instrument provides that “every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof…”.  Indemnification will not be provided to a person adjudicated by a court or other body to be liable to the Registrant or its shareholders by reason of “willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office” (“Disabling Conduct”), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant.  In the event of a settlement, no indemnification may be provided unless there has been a determination that the officer or trustee did not engage in Disabling Conduct (i) by the court or other body approving the settlement; (ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”), of the Registrant (“Independent Trustees”), nor parties to the matter based upon a review of readily available facts; or (iii) by written opinion of independent legal counsel based upon a review of readily available facts.
Pursuant to Article IX, Section 3 of the Trust Instrument, if any present or former shareholder of any series (“Series”) of the Registrant shall be held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the present or former shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability.  The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.
Section 9 of the Management Agreement between NBIA and the Registrant provides that neither NBIA nor any director, officer or employee of NBIA performing services for any series of the Registrant at the direction or request of NBIA in connection with NBIA’s discharge of its obligations under the Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by a series in connection with any matter to which the Agreement relates; provided, that nothing in the Agreement shall be construed (i) to protect NBIA against any liability to the Registrant or any series thereof or its interest holders to which NBIA would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of NBIA’s reckless disregard of its obligations and duties under the Agreement, or (ii) to protect any director, officer or employee of NBIA who is or was a trustee or officer of the Registrant against any liability to the Registrant or its interest holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Registrant.
Section 11 of the Sub-Advisory Agreement between NBIA and each Subadviser of the Neuberger Berman Absolute Return Multi-Manager Fund requires the Subadviser to indemnify the registrant, NB Management and NBAIM and their directors and officers for losses caused by the Subadviser’s disabling conduct (as described in the Agreement), except where such person would otherwise be liable by reason of willful malfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregarding of obligations and duties under the agreement.  In addition, NB Management is similarly required to indemnify each Subadviser under Section IV of the Agreement.  The Investment Advisory Agreement between the NB Management and NBAIM includes the same provision.
Section 12 of the Administration Agreement between the Registrant and NBIA on behalf of each series of the Registrant provides that the Registrant shall indemnify NBIA and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys’ fees and expenses, incurred by NBIA that result from:  (i) any claim, action, suit or proceeding in connection with NBIA’s entry into or performance of this Agreement with respect to such series; or (ii) any action taken or omission to act committed by NBIA in the performance of its obligations under the Agreement with  respect  to such  series;  or (iii) any action of NBIA upon instructions  believed  in good  faith  by it to have  been  executed  by a duly authorized  officer or  representative of the Registrant with respect to such series; provided, that NBIA shall not be entitled to such  indemnification in respect of actions or omissions constituting  negligence or misconduct on the part of NBIA or that of its  employees,  agents  or  contractors.  Before confessing any claim against it which may be subject to indemnification by a series under the Agreement, NBIA shall give such series reasonable opportunity to defend against such claim in its own name or in the name of NBIA. Section 13 of the Administration Agreement provides that NBIA will indemnify the Registrant and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys’ fees and expenses, incurred by the Registrant that result from:  (i) NBIA’s failure to comply with the terms of the Agreement; or (ii) NBIA’s lack of good faith in performing its obligations under the Agreement; or

(iii) the negligence or misconduct of NBIA, or its employees, agents or contractors in connection with the Agreement.  The Registrant shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of the Registrant or its employees, agents or contractors other than NBIA, unless such negligence or misconduct results from or is accompanied by negligence or misconduct on the part of NBIA, any affiliated person of NBIA, or any affiliated person of an affiliated person of NBIA.
Section 11 of the Distribution Agreement with respect to Institutional Class and Class R6 Shares and Section 14 of the Distribution and Services Agreement with respect to Class A and Class C Shares between the Registrant and NBIA provide that NBIA shall look only to the assets of a class of a series for the performance of the Agreement by the Registrant on behalf of such series, and neither the Shareholders, the Trustees nor any of the Registrant’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.  The Registrant also maintains Directors and Officers Insurance.
 Item 31.   Business and Other Connections of Investment Adviser and Sub‑Adviser.
There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of NBIA is, or at any time during the past two years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee.
NAME	BUSINESS AND OTHER CONNECTIONS

Joseph V. Amato President – Equities and Chief Investment Officer – Equities, NBIA
Chief Executive Officer and President, Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.); President and Director of Neuberger Berman Group LLC; Chief Executive Officer and President, NB BD LLC; Trustee, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Portfolio Manager.

Thanos Bardas Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Ashok Bhatia Managing Director, NBIA	Portfolio Manager.

James Bowden Managing Director, NBIA	Managing Director, NB Alternatives Advisers LLC (“NBAA”).

Claudia A. Brandon Senior Vice President, NBIA	Senior Vice President, NB BD LLC; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

David M. Brown Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Chad Bruso Senior Vice President, NBIA	Senior Vice President, NB BD LLC; Portfolio Manager.

David Bunan Managing Director, NBIA	Associate Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS

John Buser Managing Director, NBIA	Managing Director, NBAA.

Stephen J. Casey Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Brad E. Cetron Chief Compliance Officer, Head of Compliance and Managing Director of Compliance, NBIA	Chief Compliance Officer and Managing Director, NB BD LLC.

Elias Cohen Managing Director, NBIA	Managing Director, NB BD LLC; Associate Portfolio Manager.

Robert Conti President-Mutual Funds, NBIA
Managing Director, NB BD LLC; Trustee, four registered investment companies for which NBIA acts as investment manager and/or administrator; Director, six registered investment companies for which NBIA acts as investment manager and/or administrator; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

William R. Covode Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Timothy Creedon Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Robert W. D’Alelio Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

James J. Dempsey Chief Financial Officer, Treasurer and Senior Vice President, NBIA	Chief Financial Officer, Treasurer and Senior Vice President, NB BD LLC.

Derek Devens Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Ingrid Dyott Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Steven Eisman Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Yonah Feder Chief Compliance Officer – Alternatives, Senior Vice President and Assistant Secretary, NBIA	Senior Vice President, NB Services LLC.

Patrick Flynn Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Michael Foster Senior Vice President, NBIA	Senior Vice President, NB BD LLC; Portfolio Manager.

Maxine L. Gerson Secretary and Managing Director, NBIA	Managing Director and Secretary, NB BD LLC; Managing Director and Secretary, Neuberger Berman Holdings LLC.

NAME	BUSINESS AND OTHER CONNECTIONS

Jennifer Gorgoll Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Michael C. Greene Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

William Hunter Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

James L. Iselin Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Corey A. Issing General Counsel and Head of Compliance – Mutual Funds and Managing Director, NBIA
Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer, twenty-six registered investment companies for which the Investment Adviser acts as investment manager and/or administrator.

Andrew A. Johnson Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Brian C. Jones Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Charles Kantor Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Hakan Kaya Senior Vice President, NBIA	Senior Vice President, NB BD LLC; Portfolio Manager.

Brian Kerrane Chief Operating Officer – Mutual Funds and Managing Director, NBIA	Managing Director, NB BD LLC; Chief Operating Officer, and Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/ or administrator.

David A. Kiefer Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Eric Knutzen Managing Director, NBIA	Managing Director, NB BD LLC; Multi-Asset Class Chief Investment Officer, Neuberger Berman Group LLC; Portfolio Manager.

David Kupperman Managing Director, NBIA	Managing Director, NB BD LLC; Managing Director, NBAIM; Portfolio Manager.

Nathan Kush Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Sajjad S. Ladiwala Managing Director, NBIA	Managing Director, NB BD LLC; Associate Portfolio Manager; Portfolio Manager.

David M. Levine Senior Vice President, NBIA	Senior Vice President, NB BD LLC; Portfolio Manager.

Richard S. Levine Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS

Brian Lord Chief Compliance Officer – Fixed Income and Senior Vice President, NBIA	Senior Vice President, NB Services LLC.

Joseph P. Lynch Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Jeffrey Majit Managing Director, NBIA	Managing Director, NB BD LLC; Managing Director, NBAIM; Portfolio Manager.

Thomas J. Marthaler Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

James F. McAree Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Matthew McGinnis Vice President, NBIA	Vice President, NB BD LLC; Portfolio Manager.

S. Blake Miller Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Norman Milner Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Marco Minonne Vice President, NBIA	Vice President, NB BD LLC; Portfolio Manager.

Trevor Moreno Vice President, NBIA	Vice President, NB BD LLC; Portfolio Manager.

Richard S. Nackenson Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Benjamin H. Nahum Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Thomas P. O’Reilly Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Alexandra Pomeroy Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Douglas A. Rachlin Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Marc Regenbaum Managing Director, NBIA	Managing Director, NB BD LLC; Associate Portfolio Manager.

Brett S. Reiner Managing Director, NBIA	Managing Director, NB BD LLC; Associate Portfolio Manager.

Joana Rocha Schaff Managing Director, NBIA	Managing Director, NBAA.

Conrad A. Saldanha Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS

Eli M. Salzmann Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Benjamin E. Segal Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Saurin D. Shah Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Steve Shigekawa Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Yves C. Siegel Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Jonathan Shofet Managing Director, NBIA	Managing Director, NBAA.

Brian Smith Managing Director, NBIA	Managing Director, NBAA.

Amit Solomon Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Thomas A. Sontag Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Gregory G. Spiegel Managing Director, NBIA	Managing Director, NB BD LLC; Associate Portfolio Manager.

David Stonberg Managing Director, NBIA	Managing Director, NBAA.

Brad Tank President - Fixed Income and Chief Investment Officer - Fixed Income, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Gillian Tiltman Senior Vice President, NBIA	Senior Vice President, NB BD LLC; Senior Vice President, NBEL; Portfolio Manager.

Kenneth J. Turek Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Anthony Tutrone Managing Director, NBIA	Managing Director, NBAA.

Gorky Urquieta Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Judith M. Vale Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Peter Von Lehe Managing Director, NBIA	Managing Director, NBAA.

NAME	BUSINESS AND OTHER CONNECTIONS

David Wan Senior Vice President, NBIA	Senior Vice President, NB BD LLC; Portfolio Manager.

Chamaine Williams Chief Compliance Officer – Mutual Funds and Senior Vice President, NBIA	Chief Compliance Officer, sixteen registered investment companies for which NBIA acts as investment manager and/ or administrator.

The principal address of NBIA and each of the investment companies named above is 1290 Avenue of the Americas, New York, New York 10104-0002.

Information as to the directors and officers of BH-DG Systematic Trading LLP, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of BH-DG Systematic Trading LLP in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 802-77613) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of Cramer Rosenthal McGlynn, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Cramer Rosenthal McGlynn, LLC in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-55244) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of GAMCO Asset Management, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of GAMCO Investors, Inc. in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-14132) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of Good Hill Partners LP, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Good Hill Partners LP in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-70244) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of Levin Capital Strategies, L.P., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Levin Capital Strategies, L.P. in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-65045) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of P/E Global LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of P/E Global LLC in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-72133) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of Portland Hill Asset Management Limited, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Portland Hill Asset Management Limited in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-100454) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of Sound Point Capital Management, L.P., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Sound Point Capital Management, L.P. in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-72515) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of TPH Asset Management LP, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of TPH Asset Management LP in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-71886) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Item 32.          Principal Underwriters.
(a)	Neuberger Berman BD LLC, the principal underwriter distributing securities of the Registrant, is also the principal underwriter and distributor for each of the following investment companies:

Neuberger Berman Advisers Management Trust

Neuberger Berman Equity Funds

Neuberger Berman Income Funds

(b)
Set forth below is information concerning the directors and officers of the Registrant’s principal underwriter.  The principal business address of each of the persons listed is 1290 Avenue of the Americas, New York, New York 10104, which is also the address of the Registrant’s principal underwriter.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Joseph V. Amato	Chief Executive Officer and President	Trustee
Thanos Bardas	Managing Director	None
Claudia A. Brandon	Senior Vice President	Executive Vice President and Secretary
David M. Brown	Managing Director	None
Chad Bruso	Senior Vice President	None
David Bunan	Managing Director	None
Stephen J. Casey	Managing Director	None
Brad E. Cetron	Chief Compliance Officer and Managing Director	None
Robert Conti	Managing Director	President, Chief Executive Officer and Trustee
William R. Covode	Managing Director	None
Timothy Creedon	Managing Director	None
Robert W. D’Alelio	Managing Director	None
James J. Dempsey	Chief Financial Officer, Treasurer and Senior Vice President	None
Derek Devens	Managing Director	None
Ingrid Dyott	Managing Director	None
Steven Eisman	Managing Director	None
Patrick Flynn	Managing Director	None
Michael Foster	Senior Vice President	None
Maxine L. Gerson	Secretary and Managing Director	None
Jennifer Gorgoll	Managing Director	None
Michael C. Greene	Managing Director	None
William Hunter	Managing Director	None
James L. Iselin	Managing Director	None
Corey A. Issing	General Counsel and Head of Compliance – Mutual Funds and Managing Director	Anti-Money Laundering Compliance Officer and Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes – Oxley Act of 2002)
Andrew A. Johnson	Managing Director	None
Brian C. Jones	Managing Director	None
Charles Kantor	Managing Director	None

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Hakan Kaya	Senior Vice President	None
Brian Kerrane	Managing Director	Chief Operating Officer and Vice President
David A. Kiefer	Managing Director	None
Eric Knutzen	Managing Director	None
David Kupperman	Managing Director	None
Nathan Kush	Managing Director	None
Sajjad S. Ladiwala	Managing Director	None
David M. Levine	Senior Vice President	None
Richard S. Levine	Managing Director	None
Joseph P. Lynch	Managing Director	None
Jeffrey Majit	Managing Director	None
Thomas J. Marthaler	Managing Director	None
James F. McAree	Managing Director	None
Matthew McGinnis	Vice President	None
S. Blake Miller	Managing Director	None
Norman Milner	Managing Director	None
Marco Minonne	Senior Vice President	None
Trevor Moreno	Senior Vice President	None
Richard S. Nackenson	Managing Director	None
Benjamin H. Nahum	Managing Director	None
Thomas P. O’Reilly	Managing Director	None
Alexandra Pomeroy	Managing Director	None
Douglas A. Rachlin	Managing Director	None
Marc Regenbaum	Managing Director	None
Brett S. Reiner	Managing Director	None
Henry Rosenberg	Senior Vice President	None
Conrad A. Saldanha	Managing Director	None
Eli M. Salzmann	Managing Director	None
Benjamin E. Segal	Managing Director	None
Saurin D. Shah	Managing Director	None
Steve Shigekawa	Managing Director	None
Yves C. Siegel	Managing Director	None
Amit Solomon	Managing Director	None
Thomas A. Sontag	Managing Director	None
Gregory G. Spiegel	Managing Director	None
Brad Tank	Managing Director	None
Gillian Tiltman	Senior Vice President	None
Kenneth J. Turek	Managing Director	None
Gorky Urquieta	Managing Director	None
Judith M. Vale	Managing Director	None
Richard Werman	Managing Director	None
David Yi Wan	Senior Vice President	None

(c)	No commissions or other compensation were received directly or indirectly from the Registrant by any principal underwriter who was not an affiliated person of the Registrant.

Item 33.            Location of Accounts and Records.
All accounts, books and other documents, except for the Registrant’s Trust Instrument and By-Laws, minutes of meetings of the Registrant’s Trustees and shareholders and the Registrant’s policies and contracts, required to be maintained by Section 31(a) of the 1940 Act, as amended, and the rules promulgated thereunder with respect to the Registrant are maintained at the offices of the Funds’ transfer agent and, except for the Neuberger Berman Absolute Return Multi-Manager Fund, the Funds’ custodian, State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, and, with respect to Neuberger Berman Absolute Return Multi-Manager Fund, are maintained at the offices of the Fund’s custodian, JP Morgan Chase Bank, N.A., 14201 Dallas Parkway, Dallas, TX 75254, and the Fund’s subadvisers at their respective locations shown in the Statement of Additional Information.
The Registrant’s Trust Instrument and By-Laws, minutes of meetings of the Registrant’s Trustees and shareholders and the Registrant’s policies and contracts, are maintained at the offices of the Registrant, 1290 Avenue of the Americas, New York, New York 10104.
Item 34.            Management Services.
Other than as set forth in Parts A and B of this Post-Effective Amendment, the Registrant is not a party to any management-related service contract.
Item 35.            Undertakings.
None.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 64 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 7th day of March, 2018.

NEUBERGER BERMAN ALTERNATIVE FUNDS
By:	/s/ Robert Conti
Name:	Robert Conti
Title:	President and Chief Executive Officer
Pursuant to the requirements of the 1933 Act, Post-Effective Amendment No. 64 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Robert Conti	President, Chief Executive Officer and Trustee	March 7, 2018
Robert Conti
/s/ John M. McGovern	Treasurer and Principal Financial and Accounting Officer	March 7, 2018
John M. McGovern
/s/ Joseph V. Amato	Trustee	March 7, 2018
Joseph V. Amato*
/s/ Michael J. Cosgrove	Trustee	March 7, 2018
Michael J. Cosgrove*
/s/ Marc Gary	Trustee	March 7, 2018
Marc Gary*
/s/ Martha C. Goss	Trustee	March 7, 2018
Martha C. Goss*
/s/ Michael M. Knetter	Trustee	March 7, 2018
Michael M. Knetter*
/s/ Deborah C. McLean	Trustee	March 7, 2018
Deborah C. McLean*
/s/ George W. Morriss	Trustee	March 7, 2018
George W. Morriss*
/s/ Tom D. Seip	Chairman of the Board and Trustee	March 7, 2018
Tom D. Seip*
/s/ James G. Stavridis	Trustee	March 7, 2018
James G. Stavridis*
/s/ Candace L. Straight	Trustee	March 7, 2018
Candace L. Straight*
/s/ Peter P. Trapp	Trustee	March 7, 2018
Peter P. Trapp*

*Signatures affixed by Franklin H. Na on March 7, 2018, pursuant to a power of attorney filed with Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of Neuberger Berman Advisers Management Trust, File Nos. 002-88566 and 811-04255, on April 22, 2016.

SIGNATURES

Neuberger Berman Cayman MSP Fund I Ltd. has duly caused this Amendment to the Registration Statement for Neuberger Berman Multi-Style Premia Fund, a series of Neuberger Berman Alternative Funds, with respect only to information that specifically relates to Neuberger Berman Cayman MSP Fund I Ltd., to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on the 7th day of March, 2018.

NEUBERGER BERMAN CAYMAN MSP FUND I LTD.

By:	/s/ Robert Conti
Name:	Robert Conti
Title:	Director

This Registration Statement of Neuberger Berman Multi-Style Premia Fund, a series of Neuberger Berman Alternative Funds, with respect only to information that specifically relates Neuberger Berman Cayman MSP Fund I Ltd., has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date
/s/ Robert Conti	Director, Neuberger Berman Cayman MSP Fund I Ltd.	March 7, 2018

Robert Conti

/s/ George W. Morriss	Director, Neuberger Berman Cayman MSP Fund I Ltd.	March 7, 2018

George W. Morriss

NEUBERGER BERMAN ALTERNATIVE FUNDS
EXHIBIT INDEX

Exhibit Number	Description

(d)(1)(ii)	Amended Management Agreement Schedules listing the current series of Registrant subject to the Management Agreement and the compensation under the Management Agreement.

(h)(12)	Expense Limitation Agreement with respect to Neuberger Berman Multi-Style Premia Fund.

(i)	Opinion and Consent of K&L Gates LLP with Respect to Securities Matters of Registrant.